              As filed with Securities and Exchange Commission on
                                April 24, 1998
                                               Registration No. 33-88082
       -----------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM S-6
                         POST-EFFECTIVE AMENDMENT NO. 3
                        TO REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                            -----------------------

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)
                       NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                              501 Boylston Street
                          Boston, Massachusetts 02117
              (Address of depositor's principal executive offices)

                            ----------------------

                                 MARIE C. SWIFT
                                    Counsel
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of agent for service)

                                   Copies to:
                                STEPHEN E. ROTH
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                          ---------------------------

It is proposed that this filing will become effective (check appropriate box)
  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on May 1, 1998 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Adjustable Variable Life Insurance Policies.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                       Registration Statement on Form S-6

                             Cross-Reference Sheet


Form N-8B-2
Item No.                 Caption in Prospectus
-----------              ---------------------

1                        Cover Page
2                        Cover Page
3                        Inapplicable
4                        NELICO's Distribution Agreement
5                        NELICO
6                        The Variable Account
9                        Inapplicable
10(a)                    Other Policy Features
10(b)                    Policy Values and Benefits
10(c),(d),(e)            Death Benefit; Cash Value; 24 Month Right; Surrender;
                         Partial Surrender; Right to Return the Policy; Loan
                         Provision; Transfer Option; Premiums
10(f),(g),(h)            Voting Rights; Rights Reserved by NELICO
10(i)                    Limits to NELICO's Right to Challenge the Policy;
                         Payment of Proceeds; Investment Options
11                       The Variable Account
12                       Investments of the Variable Account; NELICO's
                         Distribution Agreement
13                       Charges and Expenses; NELICO's Distribution Agreement;
                         Charge for NELICO's Income Taxes; Appendix A
14                       Amount Provided for Investment Under the Policy;
                         NELICO's Distribution Agreement
15                       Premiums
16                       Investments of the Variable Account
17                       Captions referenced under Items 10(c),(d),(e) and (i)
                         above
18                       The Variable Account
19                       Reports; NELICO's Distribution Agreement
20                       Captions referenced under Items 6 and 10(g) above
21                       Loan Provision
22                       Inapplicable
23                       NELICO's Distribution Agreement
24                       Limits to NELICO's Right to Challenge the Policy
25                       NELICO
26                       NELICO's Distribution Agreement

Form N-8B-2
Item No.                 Caption in Prospectus
-------------            ---------------------

27                       NELICO
28                       Management
29                       NELICO
30                       Inapplicable
31                       Inapplicable
32                       Inapplicable
33                       Inapplicable
34                       NELICO's Distribution Agreement
35                       NELICO
36                       Inapplicable
37                       Inapplicable
38                       NELICO's Distribution Agreement
39                       NELICO's Distribution Agreement
40                       NELICO's Distribution Agreement
41(a)                    NELICO's Distribution Agreement
42                       Inapplicable
43                       Inapplicable
44(a)                    Investments of the Variable Account; Amount Provided
                         for Investment Under the Policy; Deductions from
                         Premiums; Flexible Premiums
44(b)                    Charges and Expenses
44(c)                    Flexible Premiums; Deductions from Premiums
45                       Inapplicable
46                       Investments of the Variable Account; Captions
                         referenced under Items 10(c), (d) and (e) above
47                       Inapplicable
48                       Inapplicable
49                       Inapplicable
50                       Inapplicable
51                       Cover Page; Death Benefit; Lapse and Reinstatement;
                         Charges and Expenses; Additional Benefits by Rider; 24
                         Month Right; Payment Options; Policy Owner and
                         Beneficiary; Premiums; NELICO's Distribution Agreement
52                       Rights Reserved by NELICO
53                       Tax Considerations
54                       Inapplicable
55                       Inapplicable
59                       Financial Statements

                             ZENITH FLEXIBLE LIFE

       Supplement dated May 1, 1998 to Prospectus dated May 1, 1998

For Policies purchased through payroll deductions:

     If you elect to pay monthly planned premiums using payroll deductions that your employer will remit to New England Life Insurance Company ("NELICO") on your behalf, the following special provisions apply to you:

     1. Policy Date. Your employer will begin making payroll deductions six weeks in advance of your first monthly planned premium payment. The Policy Date and the investment start date for your Policy will be the date when NELICO receives your first monthly planned premium payment.

     2. Temporary Life Insurance Coverage. The insured under your Policy will be covered by temporary life insurance for a limited period under the terms of a temporary insurance agreement. Coverage will begin as of the date of the temporary insurance agreement, which is generally the same date you sign your application. (Refer to the temporary insurance agreement for details.)

     3. Planned Premium Payments. You will be on a monthly planned premium schedule that assumes your employer will remit 12 premium payments each year, regardless of the frequency with which payroll deductions are made. The amount of your monthly planned premium payments may vary from month to month, depending on the amount of payroll deductions accumulated prior to each payment. Premiums will be applied to your Policy on the day NELICO receives them.

     4. Lapse. Your monthly planned premium schedule is not necessarily designed to keep your Policy in force. NELICO will make Monthly Deductions from the cash value of your Policy on the first day of each Policy month, beginning with the Policy Date. (See "Monthly Deduction from Cash Value" for more information.) Your Policy will be in default in any month when there is insufficient net cash value for NELICO to make a Monthly Deduction unless a Minimum Guaranteed Death Benefit is in effect or your Policy is protected against lapse during the first three Policy Years by payment of the Minimum Premium. (See "Monthly Deduction from Cash Value," "Flexible Premiums" and "Lapse and Reinstatement" for more information.) A default will occur if for any reason there is insufficient net cash value in the Policy to pay a Monthly Deduction. A default may result, for example, if you miss a payroll deduction. The cash value of premiums allocated to the Variable Account is not guaranteed, and unfavorable investment experience can reduce it to zero. You will bear the entire investment risk with respect to cash value in the Variable Account. If a default occurs, NELICO will issue a pre-lapse notice to inform the Policy Owner of the amount due. The Policy provides a 62 day grace period for payment of a premium sufficient to pay the Monthly Deduction and prevent lapse. To keep your Policy in force, you will need to pay the amount shown in the pre-lapse notice directly to NELICO.

     5. Additional Payments and Loan Repayments. You cannot use payroll deductions to make payments in addition to your planned premium payments or to repay a Policy loan. Please contact NELICO or your registered representative if you would like to arrange either of these transactions.

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

                             ZENITH FLEXIBLE LIFE

                         Supplement dated May 1, 1998
                                      to
                         Prospectus dated May 1, 1998


     The prospectus on page A-18 under "Deductions from Premiums-Sales Charge" indicates that NELICO currently intends to deduct the sales charge from premium payments made in a Policy year (through the first 20 Policy years) only until an amount equal to 110% of a Target Premium, plus a portion of certain rider premiums, has been paid in a Policy year. Premium payments during a Policy year in excess of 110% of a Target Premium (plus the applicable portion of certain rider premiums) are not currently subject to the sales charge. However, for Policies issued prior to May 1, 1998 (including your Policy), NELICO currently intends to implement this waiver in a Policy year (through the first 20 Policy years) once you have paid 100% of the Target Premium for your Policy, plus a portion of certain rider premiums, in that Policy year. Currently, premium payments that you make in a Policy year in excess of 100% of the Target Premium (plus the applicable portion of certain rider premiums) will not be subject to the sales charge. NELICO retains the right not to waive the charge or to resume the charge.

                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                          Flexible Premium Adjustable
                       Variable Life Insurance Policies
                                   Issued by
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus describes individual Flexible Premium Adjustable Variable Life Insurance Policies (the "Policies") offered by New England Life Insurance Company ("NELICO"), an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife").

  Each Policy provides premium flexibility together with two types of death benefit guarantees as long as the total amount of premiums paid with interest, less any partial surrenders with interest, at least equals certain minimum amounts and there is no policy loan. (Policies issued in New York offer one death benefit guarantee.)

  You may choose between two death benefit options, one of which provides a fixed death benefit equal to the Policy's face amount and one of which provides a variable death benefit which may vary daily with the net investment experience of one or more mutual fund portfolios. Under either of the death benefit options, the minimum death benefit guarantee(s) will be available. The cash value of the Policy generally will increase with the payment of each premium but will vary daily with the investment experience of the mutual fund portfolios. There is no guaranteed minimum cash value for investments in the mutual fund portfolios.

  You may cancel the Policy during the "right to return the Policy" period. The first net premium for the Policy will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part 1 of the application is signed or 10 days after NELICO mails the Notice of Withdrawal Right. Thereafter, the Policy's cash value will be invested according to your instructions.

  You may, within limits, allocate premiums to one or more of the 16 investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account") or to NELICO's Fixed Account, after certain deductions have been made. Each Sub-Account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Growth and Income Series, the Loomis Sayles Small Cap Series, the Loomis Sayles Balanced Series, the Alger Equity Growth Series, the Davis Venture Value Series, the Goldman Sachs Midcap Value Series, and the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund (the "Zenith Fund"); the Equity-Income Portfolio, Overseas Portfolio and High Income Portfolio of the Variable Insurance Products Fund ("VIP Fund"); and the Asset Manager Portfolio of the Variable Insurance Products Fund II ("VIP Fund II"). The Series of the Zenith Fund are advised by affiliates of NELICO. The VIP Fund and VIP Fund II are advised by Fidelity Management & Research Company.

  SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE OUT OF THE FIXED ACCOUNT.

  It may not be advantageous to replace existing insurance with the Policy described in this prospectus. (See "Charges and Expenses".)
----------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS PROSPECTUS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


  SHARES OF THE ZENITH FUND, THE VIP FUND AND THE VIP FUND II, AND INTERESTS IN THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND INTERESTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               MAY 1, 1998

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
GLOSSARY..................................................................  A-4
INTRODUCTION TO THE POLICIES..............................................  A-7
  The Policies............................................................  A-7
  Availability of the Policy..............................................  A-9
  Policy Charges..........................................................  A-9
  How the Policy Works.................................................... A-11
  Receipt of Communications and Payments at NELICO's Home Office.......... A-12
  NELICO.................................................................. A-12
POLICY VALUES AND BENEFITS................................................ A-13
  Death Benefit........................................................... A-13
  Minimum Guaranteed Death Benefit........................................ A-13
  Adjustments to the Death Proceeds Payable............................... A-15
  Change in Death Benefit Option.......................................... A-15
  Extending the Maturity Date............................................. A-15
  Cash Value.............................................................. A-16
  Net Investment Experience............................................... A-16
  Allocation of Net Premiums.............................................. A-16
  Amount Provided for Investment under the Policy......................... A-16
  Right to Return the Policy.............................................. A-17
CHARGES AND EXPENSES...................................................... A-17
  Deductions from Premiums................................................ A-18
  Surrender Charge........................................................ A-19
  Monthly Deduction from Cash Value....................................... A-21
  Charges Against the Eligible Funds and the Sub-Accounts of the Variable
   Account................................................................ A-23
  Group or Sponsored Arrangements......................................... A-24
PREMIUMS.................................................................. A-25
  Flexible Premiums....................................................... A-25
  Lapse and Reinstatement................................................. A-26
OTHER POLICY FEATURES..................................................... A-27
  Increase in Face Amount................................................. A-27
  Loan Provision.......................................................... A-27
  Surrender............................................................... A-29
  Partial Surrender....................................................... A-29
  Reduction in Face Amount................................................ A-30
  Acceleration of Death Benefit Rider..................................... A-30
  Investment Options...................................................... A-30
  Transfer Option......................................................... A-31
  Substitution of Insured Person.......................................... A-31
  Payment of Proceeds..................................................... A-31
  24 Month Right.......................................................... A-32
  Payment Options......................................................... A-33
  Additional Benefits by Rider............................................ A-33
  Policy Owner and Beneficiary............................................ A-34
THE VARIABLE ACCOUNT...................................................... A-34
  Investments of the Variable Account..................................... A-35
  Investment Management................................................... A-38
THE FIXED ACCOUNT......................................................... A-38
  General Description..................................................... A-39

                                                                           PAGE
                                                                           ----
  Values and Benefits..................................................... A-39
  Policy Transactions..................................................... A-39
NELICO'S DISTRIBUTION AGREEMENT........................................... A-40
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.......................... A-41
  Misstatement of Age or Sex.............................................. A-41
  Suicide................................................................. A-41
TAX CONSIDERATIONS........................................................ A-41
  Policy Proceeds......................................................... A-41
  Charge for NELICO's Income Taxes........................................ A-45
MANAGEMENT................................................................ A-46
VOTING RIGHTS............................................................. A-48
RIGHTS RESERVED BY NELICO................................................. A-49
TOLL-FREE NUMBERS......................................................... A-49
REPORTS................................................................... A-50
ADVERTISING PRACTICES..................................................... A-50
LEGAL MATTERS............................................................. A-50
REGISTRATION STATEMENT.................................................... A-50
EXPERTS................................................................... A-51
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES
 AND ACCUMULATED PREMIUMS................................................. A-52
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................. A-62
APPENDIX C: LONG TERM MARKET TRENDS....................................... A-83
APPENDIX D: USES OF LIFE INSURANCE........................................ A-85
APPENDIX E: TAX INFORMATION............................................... A-86
FINANCIAL STATEMENTS......................................................  F-1

                                   GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  AGE. For purposes of this prospectus, the age of an insured refers to the insured's age at his or her nearest birthday.

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in NELICO's general account as a result of the loan. (See "Cash Value".)

  COST OF INSURANCE CHARGE. This charge for providing insurance protection is deducted on the Policy Date and on the first day of each Policy month. The cost of insurance for a Policy month is equal to the amount at risk multiplied by the cost of insurance rate for that month. Cost of insurance rates vary monthly. (See "Monthly Deduction from Cash Value".)

  DEATH BENEFIT OPTION 1. Death Benefit equals the greater of (i) the face amount of the Policy and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value, including the pro rata portion of any Monthly Deduction made for a period beyond the date of death. (See "Death Benefit".)

  DEATH BENEFIT OPTION 2. Death Benefit equals the greater of (i) the face amount of the Policy plus the Policy's cash value and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value, including the pro rata portion of any Monthly Deduction made for a period beyond the date of death. (See "Death Benefit".)

  ELIGIBLE FUNDS. Each Sub-Account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Growth and Income Series, the Loomis Sayles Small Cap Series, the Loomis Sayles Balanced Series, the Alger Equity Growth Series, the Davis Venture Value Series, the Goldman Sachs Midcap Value Series, and the Morgan Stanley International Magnum Equity Series of the Zenith Fund; the Equity-Income Portfolio, Overseas Portfolio and the High Income Portfolio of the VIP Fund; and the Asset Manager Portfolio of VIP Fund II. (See "The Variable Account".)

  EXCESS POLICY LOAN. The situation when Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge. (See "Loan Provision".)

  FIXED ACCOUNT. The Fixed Account is a part of NELICO's general account to which net premiums may be allocated. NELICO provides guarantees of principal and interest with respect to amounts allocated to the Fixed Account. (See "The Fixed Account".)

  INVESTMENT START DATE. This is the latest of the date NELICO first receives a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. It is the date when an amount is first provided for investment under the Policy. (See "Amount Provided for Investment under the Policy".)

  MATURITY DATE. The Policy anniversary on which the insured is (or would have been) age 100, unless the extended maturity option has been added to the Policy. (See "Extending the Maturity Date".)

  MINIMUM GUARANTEED DEATH BENEFIT A. The Policy will not lapse, regardless of whether the net cash value is sufficient to pay a Monthly Deduction, if the total of: (1) premiums paid in each prior Policy year accumulated at a 4% rate from the first day of the year of payment to the most recent Policy anniversary, less partial surrenders accumulated at a 4% rate from the date of surrender to the most recent Policy anniversary, plus (2) premiums paid less partial surrenders in the current Policy year, is at least equal to: the amount shown in the Table of Guaranteed Death Benefit A Premiums Accumulated at 4% for the prior Policy year plus 1/12 of the Benefit A Premium for each Policy month of the current year up to and including the month for which the Monthly Deduction is being processed, and there is no outstanding Policy loan. (For Policies issued in New Jersey, a Policy loan does not automatically suspend the guarantee.) Generally, NELICO determines whether this benefit is in effect on the first day of each Policy month. However, certain Policy transactions could terminate this guarantee. This guarantee is not available under Policies issued in New York. (See "Minimum Guaranteed Death Benefit".)

  MINIMUM GUARANTEED DEATH BENEFIT B. The Policy will not lapse, regardless of whether the net cash value is sufficient to pay a Monthly Deduction, if the total of: (1) premiums paid in each prior Policy year accumulated at a 4% rate from the first day of the year of payment to the most recent Policy anniversary, less partial surrenders accumulated at a 4% rate from the date of surrender to the most recent Policy anniversary, plus (2) premiums paid less partial surrenders in the current Policy year, is at least equal to: the amount shown in the Table of Guaranteed Death Benefit B Premiums Accumulated at 4% for the prior Policy year plus 1/12 of the Benefit B Premium for each Policy month of the current year up to and including the month for which the Monthly Deduction is being processed, and there is no outstanding Policy loan. (For Policies issued in New Jersey, a Policy loan does not automatically suspend the guarantee.) Generally, NELICO determines whether this benefit is in effect on the first day of each Policy month prior to the later of: the date when the insured attains age 80, and 20 years from the Policy Date, but no later than the Maturity Date. However, certain Policy transactions could terminate this guarantee. (See "Minimum Guaranteed Death Benefit".)

  MINIMUM PREMIUM. Generally, the Minimum Premium is that amount which, if timely paid, guarantees that the Policy will not lapse during the first three Policy years even if the Policy's net cash value is insufficient to pay the Monthly Deduction in any month. The Minimum Premium amount may be recalculated following certain Policy transactions. In addition, no three-year Minimum Premium death benefit guarantee will apply to the Policy following certain other Policy transactions. (See "Premiums".)

  MONTHLY DEDUCTION. The Monthly Deduction is the amount of charges deducted from the Policy's cash value each month and includes the monthly cost of insurance, the monthly cost of any benefits provided by riders, the monthly policy fee, the monthly administrative charge and the monthly minimum death benefit guarantee charge. (See "Monthly Deduction from Cash Value".)

  MORTALITY AND EXPENSE RISK CHARGE. This charge is made daily from the value of each Sub-Account's assets that come from the Policies. The charge is currently at an annual rate of .75% of the Sub-Accounts' assets, and is guaranteed not to exceed .90% of the Sub-Accounts' assets. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than estimated. The expense risk NELICO assumes is that the costs of issuing and administering Policies may be more than estimated. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".)

  NET CASH VALUE. The amount you may obtain upon surrender of the Policy and which is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest on the loan. (See "Cash Value".)

  NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the Sub-Account for that period. (See "Net Investment Experience".)

  PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose in an effort to meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are referred to in the Policy as unscheduled payments and can be paid at any time, subject to certain limits. (See "Premiums".)

  PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment. (See "Premiums".)

  POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, the Policy will be issued with a Policy Date which is generally five days after issue. (See "Amount Provided for Investment under the Policy".)

  TABLE OF GUARANTEED DEATH BENEFIT A PREMIUMS ACCUMULATED AT 4%. The Table of Guaranteed Death Benefit A Premiums Accumulated at 4%, which appears in the Policy, is a measurement used to determine if the Minimum Guaranteed Death Benefit A is in effect. This Table assumes the Guaranteed Death Benefit A Premium that appears in the Policy is paid on the first day of each Policy year. The Table shows the value of those premiums accumulated at 4% per year. This Table is not applicable to Policies issued in New York. (See "Minimum Guaranteed Death Benefit".)

  TABLE OF GUARANTEED DEATH BENEFIT B PREMIUMS ACCUMULATED AT 4%. The Table of Guaranteed Death Benefit B Premiums Accumulated at 4%, which appears in the Policy, is a measurement used to determine if the Minimum Guaranteed Death Benefit B is in effect. This Table assumes the Guaranteed Death Benefit B Premium that appears in the Policy is paid on the first day of each Policy year. The Table shows the value of those premiums accumulated at 4% per year. (See "Minimum Guaranteed Death Benefit".)

  TARGET PREMIUM. The Target Premium is used to determine the amount of Deferred Sales Charge that may apply in the event of a surrender, partial surrender, lapse or face amount reduction. In addition, the portion of the total premiums paid in a Policy year that is currently subject to the 4% sales charge, and commissions payable in connection with sales of the Policies, are based on an amount equal to 110% of the Policy's Target Premium. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. The Target Premium is less than or equal to 75% of the annual premium necessary to maintain a fixed benefit whole life insurance Policy for the same face amount on the life of the insured. The annual whole life premium is calculated using an assumed interest rate of 4%, guaranteed cost of insurance charges and the current level of other Policy charges. (See "Surrender Charge".)

  YOU. When used in this prospectus, "you" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

  This prospectus describes Policies under which net premiums are allocated to the Variable Account. If the Fixed Account is available in your state, you may choose to allocate or transfer all or part of your funds to that account. NELICO provides guarantees of principal and interest with respect to the Fixed Account which is part of NELICO's general account. Amounts in the Fixed Account are backed by NELICO's general account, rather than the Variable Account. For a description of the Fixed Account, see "The Fixed Account" which appears later in this prospectus.

THE POLICIES

  The individual Flexible Premium Adjustable Variable Life Insurance Policies offered by this prospectus are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

  The following is a brief listing of the basic features of the Policy. These and other features of the Policy are explained in detail throughout the prospectus. You should be sure to read the entire prospectus for more complete information.

  -- You may choose to make premium payments under the Policy based on a schedule you determine, subject to certain limits. NELICO can limit or prohibit unscheduled payments in certain situations, including cases where the insured is in a substandard risk class. (See "Premiums".)

  -- Net premiums are invested according to your instructions in one or more of the Sub-Accounts of the Variable Account corresponding to mutual fund portfolios, or the Fixed Account, after an initial period in the Zenith Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

  -- The mutual fund portfolios available to you under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  -- If the Fixed Account is available in your state, you may also allocate funds to that account. NELICO provides guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. NELICO also reserves the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  -- The cash value of the Policy will vary daily based on, among other things, the net investment experience of the Sub-Accounts to which amounts have been allocated and the amount of interest credited to any of the Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

  -- The portion of the cash value which you invest in the Sub-Accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  -- You may choose between two death benefit options under the Policy. The level option provides a death benefit equal to the Policy's face amount. The variable option provides a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of the Sub-Accounts to which amounts have been allocated and the rate of interest credited on any cash value in the Fixed Account. Under either of these options the death benefit could be increased to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

  -- Regardless of investment experience, each form of death benefit is guaranteed not to be less than the Policy's face amount, as long as the total amount of premiums paid, with interest, less any partial surrenders, with interest, at least equals certain minimum amounts and there is no outstanding Policy loan. (See "Death Benefit" and "Minimum Guaranteed Death Benefit".)

  -- Unless the extended maturity option is part of your Policy, if the insured is alive and the Policy is in force on the Maturity Date, the Policy will then terminate. The net cash value as of the Maturity Date will be paid to you. (See "Extending the Maturity Date".)

  -- You may change your allocation of future net premiums at any time. (See
     "Allocation of Net Premiums" and "Investment Options".)

  -- After the "Right to Return the Policy" period, the Policy provides that you may transfer portions of the Policy's cash value among the Sub-Accounts and, generally, to the Fixed Account up to four times per Policy year (twelve times per Policy year for Policies issued in New York) without NELICO's consent. NELICO currently allows 12 transfers per Policy year in all states. Transfers and allocations involving the Fixed Account are subject to certain limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  -- A loan privilege is available under the Policy. A partial surrender feature is also available. (See "Loan Provision" and "Partial Surrender".)

  -- Death benefits paid to the beneficiary under the Policy generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax
     Considerations".)

  -- Loans, assignments and other pre-death distributions under the Policy may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change in the terms or benefits of the Policy cause it to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  -- If the Policy is not a modified endowment contract, NELICO believes that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With certain exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed the investment in the Policy. (See "Tax Considerations".)

  -- You have an opportunity during the "Right to Return the Policy" period to return the Policy for a refund. (See "Right to Return the Policy".)

  -- Within 24 months after a Policy's date of issue, you may exercise the Policy's 24 Month Right, which will result in the allocation of all or part of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Month Right is to provide you with fixed Policy values and benefits. (See "24 Month Right" for a description of this provision generally and for a description of the variation which applies to Policies issued in Maryland and New Jersey.)

  In many respects the Policies are similar to fixed-benefit universal life insurance. Like universal life insurance, the Policies offer death benefits and provide flexible premiums, a cash value, and loan privileges.

  The Policies are different from fixed-benefit universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected Sub-Accounts of the Variable Account.

  The variable universal life insurance policies offered by NELICO are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  -- The Policy provides a death benefit based on NELICO's assumption of an actuarially calculated risk.

  -- If the net cash value is not sufficient to pay a Monthly Deduction, the Policy may lapse with no value unless additional premiums are paid. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  -- The Variable Account, not the Policy Owner, owns the mutual fund shares.

  -- Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another are accomplished without tax liability under current law.

  -- Dividends and capital gains are automatically reinvested.

  For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

  Generally, the Policies may be issued on the lives of insureds from the age of one to 80 on an underwritten basis, and on the lives of insureds from the age of 20 to 70 on an automatic issue basis. (Automatic issue Policies are not available in New Jersey.) With NELICO's consent, the Policies may be issued on the lives of insureds less than the age of one. All persons must meet NELICO's underwriting and other criteria for issuance. Generally, the minimum face amount available is $100,000 unless NELICO consents to a lower amount. However, the minimum face amount available is $50,000 in business situations (situations in which two or more Policies, on more than one life, are totally or partially funded, directly or indirectly, by an employer) or for pension plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), in each case where the average face amount is at least $100,000. Policies with a minimum face amount of $50,000 may also be available for juvenile insureds in the state of New Jersey.

POLICY CHARGES

  PREMIUM-BASED CHARGES. NELICO deducts the following charges from premiums:

  -- A maximum sales charge of 4%. NELICO currently intends to waive this charge on premiums paid after the first 20 Policy years. In addition, NELICO currently intends to deduct this charge from premium payments made in a Policy year (through the first 20 Policy years) only until an amount equal to 110% of a Target Premium, plus a portion of certain rider premiums, has been paid in that Policy year. Premium payments during a Policy year in excess of 110% of a Target Premium (plus the applicable portion of certain rider premiums) will not be subject to the sales charge. A 3% sales charge will apply to certain larger Policies and to Policies sold in certain business situations or to certain tax-qualified pension plans;

  -- A state premium tax charge of 2.5%;

  -- A charge for federal taxes of 1%.

  SURRENDER CHARGE. The Surrender Charge includes:

  -- A deferred sales charge. This charge applies to a lapse, total or partial surrender or reduction in face amount during Policy years one through eleven. The maximum Deferred Sales Charge is imposed for Policies which cover insureds whose issue age is 55 or less at issue, if you lapse or surrender the Policy, or reduce its face amount, in Policy years three through five. The maximum Deferred Sales Charge in those years equals 45% of one Target Premium plus 13.5% of a second Target Premium and 13.5% of a third Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year. If you lapse or surrender the Policy, or reduce its face amount, in the first two Policy years, the maximum Deferred Sales Charge in the first Policy year will be 25% of one Target Premium and in the second Policy year will be 25% of one Target Premium plus 5% of a second Target Premium.

  -- A deferred administrative charge. This charge applies to a lapse, total or partial surrender or reduction in face amount during Policy years one through eleven. This charge is $2.50 per $1,000 of face amount for the first Policy year, and then reduces monthly until it reaches 0 at the end of the 11th Policy year. The charge will be less if the issue age is greater than 65.

  The Surrender Charge is deducted from the Policy's available cash value, regardless of whether that cash value is derived from premiums or investment experience.

  MONTHLY DEDUCTION FROM CASH VALUE. NELICO deducts certain charges from the cash value:

  -- Monthly charge for the cost of insurance and for any benefits provided by rider;

  -- Monthly administrative charge, currently equal to $0.06 per $1,000 of face amount for the first Policy year and $0.02 per $1,000 thereafter (guaranteed not to exceed $0.08 per $1,000 of face amount in the first Policy year and $0.04 per $1,000 thereafter). On a current basis, NELICO intends not to charge more than $40 per month for the monthly administrative charge in Policy years two and after. For certain larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans the monthly administrative charge for the first Policy year currently equals $0.05 per $1,000 of face amount rather than $0.06;

  -- Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount;

  -- Monthly policy fee, currently equal to $4.50 per month (guaranteed not to exceed $7.00 per month).

  CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:

  -- Daily charge against the Sub-Account assets for NELICO's mortality and expense risk, currently equal to an annual rate of .75% (guaranteed not to exceed .90%);

  -- Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

  Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. NELICO may, however, impose such a charge in the future.

  See "Charges and Expenses".

                             HOW THE POLICY WORKS

--------------------------------------------------------------------------------
Premium Payments
 .Flexible
 .Planned premium options
 -Minimum premium (in first three Policy years)
 -Guaranteed Death Benefit B Premium (to age 80)
 -Guaranteed Death Benefit A Premium (to age 100)(not
  available under Policies issued in New York)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Charges from Premium Payments

 .Sales Load: 4% (3% for certain larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans). NELICO intends to waive after 20 policy yrs. NELICO also intends to waive for premiums in a Policy year above 110% of Target Premium (plus a portion of certain rider premiums)
 .State Premium Tax Charge: 2.5%
 .Charge for Federal Taxes: 1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loans

 .After the free look period, you may borrow a portion of your cash value
 .Loan interest charge is 5.5%. Loaned funds are transferred out of the Eligible Funds into the General Account where they are credited with not less than
 4.0% interest. (Currently NELICO intends to credit 5.25% interest after 15 Policy years.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Retirement Benefits

 .Fixed settlement options are available for policy proceeds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cash Values

 .Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (after an initial period in the Zenith Money Market Sub-Account)
 .The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
 .The cash value invested in mutual funds is not guaranteed
 .Any earnings are accumulated free of any current income taxes
 .You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed Account) up to 12 times per policy year, after the free look period.
 Transfers from (and, in certain circumstances, to) the Fixed Account are limited as to timing, frequency and amount
 .Your cash value may be allocated among a maximum of ten accounts at any one time
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Death Benefit

 .Level or Variable Death Benefit Options
 .Guaranteed not to be less than face amount if Death Benefit Guarantee is in effect
 .Income tax free to named beneficiary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Daily Deductions from Assets

 .Mortality and expense risk charges of .75% (guaranteed not to exceed .90%) on an annual basis are deducted from the cash value daily
 .Investment advisory fees and other expenses are deducted from the Eligible Fund values daily
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Beginning of Month Charges

 .The cost of insurance protection (reflecting any substandard risk or automatic issue rating) is deducted from the cash value each month
 .Any Rider Charges
 .Policy Fee: $4.50 (not to exceed $7.00) per month
 .Minimum Death Benefit Guarantee Charge: $.01 per $1,000 face amount monthly .Administrative Charge: $.06 (guaranteed not to exceed $.08) per $1,000 face amount monthly (first year) and $.02 (guaranteed not to exceed $.04) per $1,000 face amount monthly (after first year).
 For certain larger Policies and Policies sold in certain business situations charge is currently $.05 per $1,000 in first year.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Surrender Charges

 .Consist of Deferred Sales Charge and Deferred Administrative Charge (see page A-19)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Living Benefits

 .If policyholder has elected and qualified for benefits for disability and becomes totally disabled, company will waive monthly charges during the period of disability up to certain limits.
 .Policy may be surrendered at any time for its cash surrender value
 .Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 .Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
 .Subject to NELICO's rules, a lapsed Policy may be reinstated within seven years of date of lapse if it has not been surrendered
--------------------------------------------------------------------------------

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

  NELICO will treat your request for a Policy transaction, or your submission of a payment, as received at the Home Office if it is received there before the close of regular trading on the New York Stock Exchange on that day. If it is received after that time, or if the New York Stock Exchange is not open that day, then it will be treated as received on the next day when the New York Stock Exchange is open.

NELICO

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Before August 30, 1996, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). Effective August 30, 1996, New England Mutual merged into MetLife, a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. With the merger, New England Mutual's separate corporate existence ended, and MetLife became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  The following chart illustrates the relationship of NEVLICO, the Fixed Account, the Variable Account and the Eligible Funds.

            ------------------------------------------------------------------------------------------------------------
                                                              NELICO
            ------------------------------------------------------------------------------------------------------------
                        (Insurance company subsidiary of MetLife)

                        Charges are deducted.

                        Net premiums and net unscheduled payments are allocated to the Policy Owner's choice of sub-
                        accounts in the Variable Account or to the Fixed Account.

   Premiums           --------------------------------------------------------------------------------------------------
        and                                                  VARIABLE ACCOUNT
Unscheduled           --------------------------------------------------------------------------------------------------
   Payments
     [ARROW           Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith
   POINTING   Fixed   Capital  Bond     Money    Man-     Stock    Growth   Small    Bal-     Equity   Venture  Midcap
      RIGHT  Account  Growth   Income   Market   aged     Index    and      Cap      anced    Growth   Value    Value
    APPEARS           Sub-     Sub-     Sub-     Sub-     Sub-     Income   Sub-     Sub-     Sub-     Sub-     Sub-
      HERE]           Account  Account  Account  Account  Account  Sub-     Account  Account  Account  Account  Account
                                                                   Account
                      --------------------------------------------------------------------------------------------------
                      --------------------------------------------------------------------------------------------------
                                                             VARIABLE ACCOUNT
                      --------------------------------------------------------------------------------------------------
                      Zenith   Equity-  Over-    High     Asset
                      Inter-   Income   seas     Income   Man-
                      national Sub-     Sub-     Sub-     ager
                      Magnum   Account  Account  Account  Sub-
                      Equity                              Account
                      Sub-
                      Account
                      --------------------------------------------------------------------------------------------------

   Sub-accounts buy
   shares of the                        [TWELVE ARROWS POINTING TO NEW ENGLAND ZENITH FUND APPEARS HERE]
   Eligible Funds.
     -------------------------------------------------------------------------------------------------------------------
                                                 NEW ENGLAND ZENITH FUND
     -------------------------------------------------------------------------------------------------------------------
     Capital  Back Bay   Back Bay   Back Bay   Westpeak  Westpeak  Loomis  Loomis  Alger   Davis   Goldman  Morgan
     Growth   Advisors   Advisors   Advisors   Stock     Growth    Sayles  Sayles  Equity  Venture Sachs    Stanley
     Series   Bond       Money      Managed    Index     and       Small   Bal-    Growth  Value   Midcap   Inter-
              Income     Market     Series     Series    Income    Cap     anced   Series  Series  Value    national
              Series     Series                          Series    Series  Series                  Series   Magnum
                                                                                                            Equity
                                                                                                            Series
     -------------------------------------------------------------------------------------------------------------------

     [THREE ARROWS       [ARROW
      POINTING TO      POINTING TO
       VIP FUND        VIP FUND II
     APPEARS HERE     APPEARS HERE]
     -------------------------------
                             VIP
                             FUND
          VIP FUND           II
     -------------------------------
     Equity   Over-  High    Asset
     Income   seas   Income  Man-
     Port-    Port-  Port-   ager
     folio    folio  folio   Port-
                             folio
     -------------------------------

Eligible Funds buy portfolio investments to support values and benefits of the Policies.

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

  If the insured dies before the Maturity Date, NELICO will pay a death benefit to the beneficiary.

  DEATH BENEFIT OPTIONS. When you apply for a Policy, you may choose between two death benefit options.

  The Option 1 (Face Amount) death benefit provides a death benefit equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

  The Option 2 (Face Amount Plus Cash Value) death benefit provides a death benefit equal to the face amount of the Policy plus the amount, if any, of the Policy's cash value. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

  In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value, including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, as set forth in Table I below. This means that, if the cash value grows to certain levels, the death benefit will be increased to satisfy the tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

                                    TABLE I

         AGE OF                                 AGE OF
   INSURED AT START OF    PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
     THE POLICY YEAR       CASH VALUE*      THE POLICY YEAR      CASH VALUE*
   -------------------    -------------   -------------------   -------------
   0 through 40                250                61                 128
        41                     243                62                 126
        42                     236                63                 124
        43                     229                64                 122
        44                     222                65                 120
        45                     215                66                 119
        46                     209                67                 118
        47                     203                68                 117
        48                     197                69                 116
        49                     191                70                 115
        50                     185                71                 113
        51                     178                72                 111
        52                     171                73                 109
        53                     164                74                 107
        54                     157           75 through 90           105
        55                     150                91                 104
        56                     146                92                 103
        57                     142                93                 102
        58                     138           94 through 99           101
        59                     134                100                100
        60                     130

----------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death.

MINIMUM GUARANTEED DEATH BENEFIT

  The Policy provides two Minimum Guaranteed Death Benefits. (One of these, Minimum Guaranteed Death Benefit A, is not available under Policies issued in New York.) If either Minimum Guaranteed Death Benefit is in effect, as determined on the first day of each Policy month, the Policy will not lapse even if the net cash value is insufficient to cover the Monthly Deduction due for that month. The death benefit will be adjusted as described below before the proceeds are paid.

  If premiums are paid in certain amounts, then a Minimum Guaranteed Death Benefit may be in effect unless you make certain Policy transactions. These premiums are shown in Section 1 of your Policy and also appear in your personalized illustration. See Appendix A. Generally, if you pay premiums in the amount specified for a Minimum Guaranteed Death Benefit each year, that Minimum Guaranteed Death Benefit will apply to your Policy in accordance with its terms. (For this purpose, a premium paid within 20 days prior to a Policy anniversary is treated as if paid in the next Policy year.) If you do not pay one of these premiums in a Policy year, or if you make certain Policy transactions, you could lose the Minimum Guaranteed Death Benefit on either a temporary or permanent basis.

  For example, no Minimum Guaranteed Death Benefit will apply to your Policy while a Policy loan is outstanding, regardless of your premium payments. However, if the total premiums you have paid, adjusted for interest and any partial surrenders, as described below under "Minimum Guaranteed Death Benefit A" and "Minimum Guaranteed Death Benefit B", are sufficient, the applicable Minimum Guaranteed Death Benefit will apply to the Policy once the loan is repaid. (Under Policies issued in New Jersey, a Minimum Guaranteed Death Benefit may apply while a Policy loan is outstanding. For those Policies, the amount of the loan plus accrued interest is subtracted from premiums paid in the current Policy year when NELICO applies the Minimum Guaranteed Death Benefit tests described below under "Minimum Guaranteed Death Benefit A" and "Minimum Guaranteed Death Benefit B".)

  In addition, if you reduce the Policy's face amount or make a partial surrender which reduces the face amount, or reduce or delete a rider benefit from your Policy, or if your Policy's rating classification is improved, you may lose the death benefit guarantee. Whether a guarantee still applies will depend on the total premiums you have paid and the amount you have withdrawn from the Policy by means of partial surrenders, as described below under "Minimum Guaranteed Death Benefit A" and "Minimum Guaranteed Death Benefit B". The applicable minimum death benefit premiums shown in Section 1 of your Policy will be recalculated following each of these transactions and also following an increase in the amount of coverage provided by riders. (See "Premiums" below.) Federal tax law limits the amount of premiums that can be paid into the Policy, and if, following one of these transactions, the Federal tax law limits the minimum death benefit premium for your Policy to an amount less than zero, your Policy will lose its death benefit guarantee permanently.

  If you do not pay a minimum death benefit premium in a Policy year, a Minimum Guaranteed Death Benefit may still apply to your Policy, depending on the total premiums paid and partial surrenders made, as described below under "Minimum Guaranteed Death Benefit A" and "Minimum Guaranteed Death Benefit B". However, once a death benefit guarantee is lost due to insufficient premium payments, Federal tax law limits may prevent you from paying sufficient premiums in future Policy years to regain the guarantee. Although it may be possible to regain the Guaranteed Minimum Death Benefit B, it is unlikely that Federal tax law limits will permit you to pay sufficient premiums in future years to regain the Guaranteed Minimum Death Benefit A.

  MINIMUM GUARANTEED DEATH BENEFIT A. NELICO will determine if Minimum Guaranteed Death Benefit A is in effect on the first day of each Policy month the Policy is in force, until the Maturity Date. This Benefit is in effect if the total of: (1) premiums paid under the Policy in each prior Policy year accumulated at a 4% rate from the first day of the year of payment to the most recent Policy anniversary, less partial surrenders accumulated at a 4% rate from the date of surrender to the most recent Policy anniversary, plus (2) premiums paid less partial surrenders in the current Policy year, is at least equal to: the applicable amount shown in the Table of Guaranteed Death Benefit A Premiums Accumulated at 4% for the prior Policy year plus 1/12 of the Benefit A Premium for each Policy month of the current policy year up to and including the month for which the Monthly Deduction is being processed, and there is no outstanding Policy loan. (See the discussion above for the special rule regarding loans under Policies issued in New Jersey.) For these purposes, premiums paid within 20 days prior to a Policy anniversary are treated as if paid in the next Policy year.

  The Table of Guaranteed Death Benefit A Premiums Accumulated at 4% assumes that the Guaranteed Death Benefit A Premium that appears in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year.

  The Minimum Guaranteed Death Benefit A is not available under Policies issued in New York.

  Minimum Guaranteed Death Benefit B. NELICO will determine if Minimum Guaranteed Death Benefit B is in effect on the first day of each Policy month the Policy is in force, until the later of: the date the insured attains age 80, or 20 years from the Policy Date, but no later than the Maturity Date of the Policy. This Benefit is in effect if the total of: (1) premiums paid under the Policy in each prior Policy year accumulated at a 4% rate from the first day of the year of payment to the most recent Policy anniversary, less partial surrenders accumulated at a 4% rate from the date of surrender to the most recent Policy anniversary, plus (2) premiums paid less partial surrenders in the current Policy year, is at least equal to: the amount shown in the Table of

Guaranteed Death Benefit B Premiums Accumulated at 4% for the prior Policy year plus 1/12 of the Benefit B Premium for each Policy month of the current Policy year up to and including the month for which the Monthly Deduction is being processed, and there is no outstanding Policy loan. (See the discussion above for the special rule regarding loans under Policies issued in New Jersey.) For these purposes, premiums paid within 20 days prior to a Policy anniversary are treated as if paid in the next Policy year.

  The Table of Guaranteed Death Benefit B Premiums Accumulated at 4% assumes that the Guaranteed Death Benefit B Premium that appears in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year.

  The Minimum Guaranteed Death Benefit B is referred to as the "No Lapse Guarantee Death Benefit" under Policies issued in New York.

ADJUSTMENTS TO THE DEATH PROCEEDS PAYABLE

  The death proceeds actually paid to the beneficiary are equal to the death benefit in effect on the date of the insured's death reduced by any outstanding loan and accrued loan interest as of that date and by the portion of any unpaid Monthly Deduction for the period prior to that date. The death proceeds will be increased (1) by any rider benefits payable and (2) by any portion of a Monthly Deduction made for a period beyond the date of death, unless this amount was already included in the death benefit calculation as a result of Federal tax law requirements (see "Death Benefit Options" above).

  The death proceeds may also be adjusted if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (or less if provided by state law) from the Policy's date of issue, or if limits on the death benefit are imposed by rider. (See "Limits to NELICO's Right to Challenge the Policy".)

CHANGE IN DEATH BENEFIT OPTION

  At any time after the first Policy year, you may change your death benefit option by sending your written request for change to NELICO's Home Office. The request will be effective on the date it is received at NELICO's Home Office. A change in death benefit option may result in tax consequences to you. (See "Tax Considerations".)

  If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), the Policy's face amount will be reduced by the amount necessary for the death benefit to be the same immediately before and after the change. A face amount reduction below $250,000 is permitted only with NELICO's consent; however, special rules apply for certain business situations. Any rider benefits under the Policy may also have to be decreased. In some circumstances a partial surrender of cash value may be necessary in order to comply with Federal tax law limits on the amount of premiums that can be paid into the Policy. No Surrender Charge will be assessed in connection with a face amount reduction or partial surrender resulting from a change from Option 1 to Option 2.

  If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), the Policy's face amount will be increased, if necessary, for the death benefit to be the same immediately before and after the change.

EXTENDING THE MATURITY DATE

  If approved in your state, NELICO will issue or amend your Policy with an extended maturity endorsement. (The endorsement will be added only prior to the original Maturity Date.) If the extended maturity rider is added to the Policy, the Policy will not mature until the date of the insured's death (the "Extended Maturity Date"). In addition, on and after the original Maturity Date, the death benefit will equal the cash value on the date of death; or, the greater of (1) the cash value on the date of death and (2) the Policy face amount, if, on the original Maturity Date, the total premiums paid in each Policy year accumulated at 4% from the first day of the Policy year, less every partial surrender accumulated at 4% from the date of surrender, is not less than the "Age 100 Amount" shown in the Policy. (For this purpose, premiums paid within 20 days prior to a Policy anniversary are treated as if paid in the next Policy year.) The Age 100 Amount is based on the Guaranteed Death Benefit B Premium being paid each Policy year until the original Maturity Date (rather than until age 80 of the insured). Currently, no cost of insurance or minimum death benefit guarantee charges will be deducted after the original Maturity Date. No premiums can be paid after the original Maturity Date unless necessary to prevent lapse of the Policy. All riders attached to the Policy and in effect on the original Maturity Date, other than the extended maturity endorsement, will terminate on the original Maturity Date.

  The tax consequences associated with extending the Maturity Date beyond age 100 are unclear and a tax advisor should be consulted before effecting such an extension. For more information about the extended maturity option, contact your registered representative or NELICO.

CASH VALUE

  Your Policy's cash value includes its cash value in the Variable Account, in the Fixed Account and, if you have an outstanding Policy loan, in NELICO's general account as a result of the loan. The cash value reflects net premium payments, the net investment experience of the Policy's Sub-Accounts, interest credited on its cash value in the Fixed Account and on amounts held in the general account as a result of a loan, the death benefit option chosen, amounts deducted for Policy charges (including Monthly Deductions and any Surrender Charge that applies if you reduce the Policy's face amount or make a partial surrender), amounts surrendered and transfers among the Policy's Sub-Accounts and the Fixed Account.

  Your Policy's net cash value is the amount you will receive if you surrender the Policy. The net cash value is the cash value reduced by any outstanding policy loan (and accrued interest) and by any applicable Surrender Charge. The net cash value is increased by the portion of any cost of insurance charge deducted that applies to the period beyond the date of surrender. If you surrender the Policy during the grace period, the net cash value you receive is reduced by an amount to cover the Monthly Deduction to the date of surrender. (See "Loan Provision", "Surrender Charge" and "Monthly Deduction from Cash Value".)

  The Policy's cash value in the Variable Account may increase or decrease daily depending on the net investment experience of the Policy's Sub-Accounts. Unfavorable investment experience can reduce the net cash value to zero. Because there is no guaranteed minimum cash value in the Variable Account, you bear the entire investment risk with respect to the cash value. The premium payment schedule you choose will also affect the Policy's net cash value.

NET INVESTMENT EXPERIENCE

  The net investment experience of the Policy's Sub-Accounts will affect the Policy's cash value and, in some circumstances, the death benefit. The net investment experience of the Sub-Accounts is determined as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

  A Sub-Account's net investment experience for any period reflects the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the Sub-Account for that period. (Currently the Sub-Accounts are charged only for NELICO's mortality and expense risk, but in the future NELICO may impose a charge against the Sub-Accounts for taxes if appropriate. See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Charge for NELICO's Income Taxes".)

  The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund and affect subsequent investment experience.

ALLOCATION OF NET PREMIUMS

  As of the "investment start date", the net premium will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part I of the application is signed or 10 days after NELICO mails the Notice of Withdrawal Right. (See "Right to Return the Policy". For the definition of the "investment start date", see "Amount Provided for Investment under the Policy".) Thereafter, the cash value (which will reflect at least one Monthly Deduction) is allocated to the Sub-Accounts and/or the Fixed Account according to your instructions. (See "Investment Options" and "Monthly Deduction from Cash Value".) Therefore, your selection of accounts does not take effect until after the initial period described above, when the cash value is allocated to the Zenith Money Market Sub-Account. Allocations can be made to a maximum of ten accounts (including the Fixed Account) at any one time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  An amount is first invested under the Policy as of the investment start date. That is the latest of: the date when NELICO first receives a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by a NELICO agency or, in the case of a Policy sold through MetLife Brokerage, receipt by MetLife Brokerage at its Princeton, New Jersey office.)

  If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application is signed and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. Only one premium payment may be made before the Policy is issued. (A premium payment made before issue will be maintained by NELICO or an affiliate in the general account, and will not earn interest until the investment start date.)

  If you make a premium payment with the application, the insured will be covered under a temporary insurance agreement for a limited period that is described in the temporary insurance agreement form. Generally, coverage under the temporary insurance agreement begins on the later of the date when NELICO receives the premium for the Policy and the date when Part II of the application is signed. The maximum amount of coverage provided is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). There may be variations to these provisions required by state law.

  If a Policy is issued, Monthly Deductions, including cost of insurance charges, begin as of the Policy Date, even if the Policy's issuance was delayed due to underwriting requirements; and will be in amounts based on the face amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period was for a lesser amount. If NELICO declines an application, it will refund the premium payment made plus interest at the rate currently in use by NELICO.

  If you choose to pay the initial premium upon delivery of the Policy, the Policy will have a Policy Date which is generally five days after issue. The investment start date will be the later of the Policy Date and the date the premium is received. Monthly Deductions will begin on the Policy Date. Interest at a 4% net rate will be credited on the applicable net Minimum Premium for the period, if any, between the Policy Date and the investment start date. Insurance coverage under the Policy will begin upon receipt of the portion of the Minimum Premium due for the first quarter (or, upon receipt of the number of monthly payments due under NELICO's Master Service Account arrangement.)

  Under limited circumstances, NELICO may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. Backdating may be desirable, for example, so that you can purchase a particular Policy face amount for lower cost of insurance rates, based on a younger insurance age. Backdating in some cases may result in a Policy with a higher Surrender Charge if the backdating results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, NELICO will allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net rate, for the period between the Policy Date and the investment start date.

  The amount provided for investment in the Policy is adjusted as of each day the New York Stock Exchange is open to reflect the net investment experience of the Sub-Accounts for that day.

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (or more where required by applicable state insurance law) after you receive the Policy or within 10 days after NELICO mails the Notice of Withdrawal Right, whichever is latest. The Policy may be returned to NELICO or its agent. Insurance coverage ends as soon as the Policy is returned (as determined by its postmark, if the Policy is mailed). If you choose to cancel the Policy, NELICO will refund any premiums paid (or any other amount that is required by state insurance law) with interest at the rate currently in use by NELICO.

                             CHARGES AND EXPENSES

  The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of the sales and distribution expenses actually incurred by the Company, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

DEDUCTIONS FROM PREMIUMS

  SALES CHARGE. NELICO deducts a 4% sales charge from premiums (whether a Planned Premium or an unscheduled payment). NELICO currently intends to waive this charge on all premiums after the 20th policy year. In addition, NELICO currently intends to deduct this charge from premium payments made in a Policy year (through the first 20 Policy years) only until an amount equal to 110% of a Target Premium, plus a portion of certain rider premiums, has been paid in that Policy year. Premium payments during a Policy year in excess of 110% of a Target Premium (plus the applicable portion of certain rider premiums) will not be subject to the sales charge. However, NELICO retains the right not to waive the charge or to resume the charge in either of these circumstances. The "target premium" amount that is shown on personalized illustrations of the Policy is equal to 110% of the Target Premium, plus a portion of certain rider premiums, as described in this prospectus; accordingly, all current fees and charges for the Policy are reflected in personalized illustrations.

  For Policies that are not used in a business situation or a tax-qualified pension plan and which have a face amount of at least $500,000, the sales charge deducted from premiums will be 3% rather than 4%. In addition, for Policies used in a business situation (a situation in which two or more Policies, on more than one life, are totally or partially funded, directly or indirectly, by an employer), or in a tax-qualified pension plan, where either
(1) the average face amount is $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount is at least $250,000, the sales charge deducted from premiums will be 3% rather than 4%.

  The Target Premium is less than or equal to 75% of the annual premium necessary to maintain a fixed benefit whole life insurance policy for the same face amount on the life of the insured. The annual whole life premium on which the Target Premium is based is calculated using an assumed interest rate of 4%, guaranteed cost of insurance charges and the current level of other Policy charges. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. (For purposes of determining the Target Premium, all non-smoker underwriting classes use the nonsmoker aggregate or nonsmoker substandard classes, as applicable. See "Monthly Charges for the Cost of Insurance" below.)

  During the first 11 Policy years, if you surrender or lapse the Policy, reduce the face amount or make a partial surrender that reduces the face amount, a Deferred Sales Charge also applies. (For insureds whose issue age is 56 to 65 at issue of the Policy, the period when the Deferred Sales Charge applies is 10 years, for insureds whose issue age is 66 to 75, nine years, and for insureds whose issue age is 76 to 80, five years. See "Surrender Charge" below.)

  The sales charges under a Policy in a given Policy year are not necessarily related to NELICO's actual sales expenses for that year.

  Sales charges for Policies sold in certain group or sponsored arrangements may be reduced. NELICO offers a program under which certain fixed-benefit life insurance policies that were issued by New England Mutual may be exchanged for the Policies without a deduction for the sales charge, state premium tax and federal premium tax charges (see below) from the amount of cash value that is transferred to the Policy. Certain eligibility conditions apply, such as policy issue date, minimum face amount, maximum age and/or underwriting requirements. Certain insureds may qualify for a waiver of underwriting requirements. Your registered representative can advise you regarding terms and availability of the program.

  STATE PREMIUM TAX CHARGE. NELICO deducts 2.5% from each premium to cover state premium taxes and administrative expenses. Premium taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

  FEDERAL PREMIUM TAX CHARGE. NELICO deducts 1% from each premium to recover a portion of that part of NELICO's federal income tax liability that is determined solely by the amount of life insurance premiums it receives.

  EXAMPLE: The following chart shows the net amount that would be allocated to the Variable Account assuming a premium payment of $3,000 and that 110% of the Policy's Target Premium equals $2,000.

             NET
   PREMIUM PREMIUM
   ------- -------
   $3,000  $2,000
            - 150  (7.5% X 2,000 = total sales and premium tax charge up to
                   110% of the Target Premium)
           ------
           $1,850
           $1,000
             - 35  (3.5% X 1,000 = total sales and premium tax charge on payments in excess of 110% of
           ------
           $  965  the Target Premium)
           $1,850
            + 965
           ------
           $2,815  Net Premium
           ------

  NELICO intends to waive the 4% sales charge on premiums paid after the 20th Policy year. In that case, the net premium in this example would be $3,000 -
 105 (3.5% X 3,000) or $2,895.

SURRENDER CHARGE

  If, during the first eleven policy years, a Policy is totally surrendered or lapses, the face amount is reduced, or a partial surrender reduces the face amount, NELICO deducts a Surrender Charge from the cash value. (For insureds whose issue age is 66 to 75 at issue of the Policy, the Surrender Charge period is nine years, and for insureds whose issue age is 76 to 80, five years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is set forth in your Policy.

  Any Surrender Charge deducted upon lapse is credited back to the Policy's cash value upon reinstatement. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Policy was lapsed will not count.

  DEFERRED SALES CHARGE. The Deferred Sales Charge is based on a percentage of the Target Premium. The Target Premium is defined above under "Sales Charge".

  For Policies which cover insureds whose issue age is 55 or less at issue, the greatest Deferred Sales Charge is paid if you lapse or surrender, or reduce the face amount, in Policy years three through five. The Deferred Sales Charge in these years equals 45% of actual premiums paid up to one Target Premium, plus 13.5% of additional premiums paid in excess of one Target Premium up to a second Target Premium, plus 13.5% of additional premiums paid in excess of two Target Premiums up to a third Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year.

  The Deferred Sales Charge that applies during the first Policy year is equal to 25% of premiums paid up to one Target Premium. The Deferred Sales Charge during the second Policy year is equal to 25% of premiums paid up to one Target Premium plus 5% of additional premiums paid up to a second Target Premium. As described above, after the second Policy year, the maximum Deferred Sales Charge increases substantially.

  The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose issue age is 55 or less at issue, and assumes that one Target Premium per year is paid under the Policy. The table shows the charge, expressed as a percentage of total Target Premiums paid to date, if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown. During Policy years six through eleven, the Deferred Sales Charge declines on a monthly basis.

                                                    THE MAXIMUM DEFERRED
                                                SALES CHARGE IS THE FOLLOWING
                                                 PERCENTAGE OF TOTAL TARGET
                         FOR POLICIES WHICH ARE   PREMIUMS PAID TO DATE OF
                         SURRENDERED, LAPSED OR     SURRENDER, LAPSE, OR
                             REDUCED DURING         FACE AMOUNT REDUCTION
                         ---------------------- -----------------------------
   Entire Policy Year               3                      24.00%
                                    4                      18.00%
                                    5                      14.40%
   Last Month of Policy
    Years                           6                      10.00%
                                    7                       6.86%
                                    8                       4.50%
                                    9                       2.67%
                                   10                       1.20%
                                   11                       0.00%

  For insureds whose issue age is above 55 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy years three through five for insureds with an issue age up through 65, in Policy years two through four for insureds with an issue age from 66 through 75, and in Policy year two for insureds with an issue age above 75.

  The applicable Deferred Sales Charge will be deducted from the Policy's available cash value, regardless of whether that cash value is derived from premiums or investment experience.

  In the case of a partial surrender or reduction in face amount, any Deferred Sales Charge that applies is deducted from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge is deducted from the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

  DEFERRED ADMINISTRATIVE CHARGE. The Table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy during the first eleven Policy years.

                               FOR POLICIES WHICH ARE
                                SURRENDERED, LAPSED   DEFERRED ADMINISTRATIVE
                               OR REDUCED DURING THE   CHARGE PER $1,000 OF
                                 POLICY YEAR SHOWN          FACE AMOUNT
                               ---------------------- -----------------------
   Entire Policy year                     1                    $2.50
   Last Month of Policy Year*             2                     2.25
                                          3                     2.00
                                          4                     1.75
                                          5                     1.50
                                          6                     1.25
                                          7                     1.00
                                          8                     0.75
                                          9                     0.50
                                         10                     0.25
                                         11                     0.00

--------
* The charge declines monthly after the end of the first Policy year.

  The applicable Deferred Administrative Charge will be deducted from the Policy's available cash value, regardless of whether that cash value is derived from premiums or investment experience.

  For insureds whose issue age is above 65 at issue, the Deferred
Administrative Charge is less than or equal to that in the table above.

  The Deferred Administrative Charge, together with the Policy Fee and monthly Administrative Charge, covers the cost of administering the policies, as well as legal, actuarial, systems, mailing, and other overhead costs connected with NELICO's variable life insurance operations.

MONTHLY DEDUCTION FROM CASH VALUE

  On the first day of each Policy month, starting with the Policy Date, NELICO deducts the "Monthly Deduction" from your cash value. If a Minimum Guaranteed Death Benefit is in effect, or if the Policy is protected against lapse by payment of the Minimum Premium during the first three Policy years, the Monthly Deduction is made, whether or not premiums are paid, until the cash value equals zero. Otherwise, the Monthly Deduction is made, whether or not premiums are paid, as long as the net cash value is sufficient to cover the entire Monthly Deduction. If the net cash value is insufficient to cover the entire Monthly Deduction and no Minimum Guaranteed Death Benefit or Minimum Premium guarantee is in effect, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".) The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

  The Monthly Deduction includes the following charges:

  POLICY FEE. The Policy fee is currently equal to $4.50 per month (guaranteed not to exceed $7.00 per month).

  ADMINISTRATIVE CHARGE. The Administrative Charge is currently equal to $0.06 per $1,000 of Policy face amount in the first Policy year and $0.02 per $1,000 of Policy face amount thereafter (guaranteed not to exceed $0.08 per $1,000 of face amount in the first Policy year and $0.04 per $1,000 of Policy face amount thereafter). On a current basis, NELICO intends not to charge more than $40 per month for the Administrative Charge in Policy years two and after (for a Policy face amount above $2 million). For Policies not used in a business situation or tax-qualified pension plan and which have a face amount of at least $500,000, the monthly administrative charge for the first Policy year is currently $0.05 per $1,000 of face amount rather than $0.06. In addition, for Policies issued in business situations or tax-qualified pension plans where either (1) the average face amount is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount is at least $250,000, the monthly administrative charge for the first Policy year is currently $0.05 per $1,000 of face amount rather than $0.06.

  MINIMUM DEATH BENEFIT GUARANTEE CHARGE. The minimum death benefit guarantee charge is $0.01 per $1,000 of Policy face amount. This charge compensates NELICO for its guarantee that, regardless of the investment experience of the Policy's Sub-Accounts, the Policy's death benefit will never be less than the face amount, provided that the total amount of premiums paid with interest, less any partial surrenders with interest, equals or exceeds the applicable amount derived from the Table(s) of Minimum Guaranteed Death Benefit Premiums Accumulated at 4% for the Policy. (See "Minimum Guaranteed Death Benefit" and "Adjustments to the Death Proceeds Payable".)

  MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. The amount at risk is determined on the first day of the Policy month after any applicable Monthly Deduction has been processed and is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

  If a Policy loan is outstanding and your Policy's net cash value is not large enough to cover the cost of insurance charge for a Policy month, the difference between the net cash value available and the cost of insurance charge is treated as an excess Policy loan and the Policy may terminate. (See "Loan Provision".)

  The guaranteed cost of insurance rates for a Policy depend on the insured's underwriting class, age on the first day of the Policy year and sex (if the Policy is sex-based). The current cost of insurance rates will also depend on the insured's age at issue of the Policy and on the duration of the Policy. In addition, for Policies not sold in a business situation or to a tax-qualified pension plan, current cost of insurance rates will also depend on the face amount; for Policies sold in a business situation or to a tax-qualified pension plan, current cost of insurance rates will also depend on the average face amount of Policies sold to the group and may also depend on the number of lives in the group. For non-juvenile insureds (those who are age 20 or more at issue) the rates are guaranteed not to be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/nonsmoker modifications (the "1980 CSO Tables"). For juvenile insureds, the rates are guaranteed not to be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables. The rates actually used may be lower than these maximum rates, depending on NELICO's expectations regarding future mortality and expense experience, lapse rates and investment earnings. NELICO reviews the adequacy of its current cost of insurance rates periodically and may adjust them. Any change in the current cost of insurance rates will be applied prospectively only and will be on a non-discriminatory basis. The current cost of insurance rate for a Policy is set forth in the Policy Owner's annual statement.

  The underwriting classes used for determining cost of insurance rates for insureds other than juveniles are smoker standard, smoker substandard, nonsmoker preferred, nonsmoker standard, nonsmoker aggregate, nonsmoker substandard and automatic issue. For juvenile insureds the underwriting classes are standard and substandard. Substandard and automatic issue ratings result in higher cost of insurance deductions. The guaranteed maximum mortality charges for substandard ratings are based on multiples of the 1980 CSO Tables.

  Availability of the three nonsmoker classes varies. For fully underwritten Policies with a face amount of $250,000 or more and where the insured's issue age is 20 through 75, the standard nonsmoker underwriting classes are nonsmoker preferred and nonsmoker standard; for Policies with a face amount less than $250,000 and for Policies where the insured's issue age is above 75 only the nonsmoker aggregate class is used. Among these three nonsmoker classes, the nonsmoker preferred class generally offers the most favorable rates on a current basis and the nonsmoker standard class generally offers the least favorable rates on a current basis.

  Cost of insurance rates are generally more favorable for nonsmoker than for smoker insureds and generally more favorable for female than for male insureds. Within a given underwriting class, cost of insurance rates are generally more favorable for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with certain employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

  Currently, for underwritten Policies that are not issued in a business situation or tax-qualified pension plan, cost of insurance rates will be more favorable under Policies with a face amount of at least $500,000 than for policies with a lower face amount on the same insured. Currently, for underwritten Policies issued in a business situation or to a tax-qualified pension plan, cost of insurance rates will be more favorable for a Policy issued on a given insured with a given face amount where either (1) the average face amount for Policies covering the group (at issue) is at least $500,000, or (2) the Policies are issued on the lives of at least 25 persons and the average face amount (at issue) is at least $250,000.

  NELICO may offer Policies on an automatic issue basis to certain group or sponsored arrangements. If an eligible group or sponsored arrangement purchases Policies on an automatic issue basis, the Policies will be issued up to a predetermined face amount limit, with only minimum evidence of insurability. Automatic issue Policies provide substantial benefit to such arrangements in that minimal time and effort is necessary to qualify an entire group of persons for coverage without extensive applications or medical examinations. Because only limited underwriting information is obtained, NELICO has determined that the issuance of Policies on an automatic issue basis may present additional mortality cost to NELICO relative to Policies issued to individuals in the smoker standard class. Therefore, NELICO will deduct an additional insurance charge from the cash value of automatic issue Policies. The additional charge will vary based on the issue age of the insured and, for certain group or sponsored arrangements, may vary based on the size of the group, the total premium to be paid by the group and certain characteristics of its members. The overall guaranteed maximum monthly cost of insurance charges, including the additional charge for automatic issue status, will exceed charges based on 100% of the 1980 CSO Tables.

  Policies issued on an automatic issue basis will have underlying cost of insurance rates that vary depending on whether the insured is a smoker or nonsmoker. Nonsmokers will be treated as a group in that no preferred nonsmoker rates will be available. The underlying cost of insurance rates for automatic issue Policies will not vary according to the face amount of an individual Policy; however, currently the rates may be lower if the Policy is issued to a group or sponsored arrangement where its members have certain characteristics, the Policies are issued on the lives of at least 25 persons, the face amount of each individual Policy is at least $100,000 and the average face amount is at least $250,000. Generally the overall monthly cost of insurance charges, including the additional charge for automatic issue status, will be higher than they would be for the same insured under a fully underwritten Policy, if the insured is not a substandard risk.

  Eligible group or sponsored arrangements may also elect to purchase Policies on a simplified underwriting basis, either as an alternative to automatic issue or for amounts of insurance which exceed NELICO's automatic issue limits, but may not elect automatic issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates as fully underwritten Policies.

  CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. NELICO imposes charges for the cost of any additional rider benefits as described in the rider form. NELICO also reserves the right to charge Policy Owners a nominal fee, which will be billed directly to the Policy Owner, in the event that a Policy re-issue or re-dating is requested.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE
ACCOUNT

  MORTALITY AND EXPENSE RISK CHARGE. NELICO charges the Sub-Accounts of the Variable Account for the mortality and expense risks that NELICO assumes. Currently, the charge is made daily at an annual rate of .75% of the Sub-Accounts' assets. NELICO reserves the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than NELICO estimated. The expense risk is that NELICO's costs of issuing and administering the Policies may be more than NELICO estimated. If proceeds from this charge are not needed to cover mortality and expense risks, NELICO may use proceeds to finance distribution of the Policies.

  CHARGES FOR INCOME TAXES. NELICO currently makes no charge for income taxes against the Variable Account, but in the future NELICO may impose such a charge, if appropriate. NELICO reserves the right to make a charge for any taxes imposed on the Policies by any governmental body in the future. (See "Charge for NELICO's Income Taxes".)

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds. The Zenith Fund Series incur charges for advisory fees and certain other expenses. The series (other than the Capital Growth Series) are advised by TNE Advisers, Inc., an affiliate of NELICO. Under a voluntary expense cap by TNE Advisers for each of the Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, and Westpeak Growth and Income Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets; for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining Zenith Fund Series (other than the Capital Growth Series), TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit up until two years after the end of the fiscal year in which the expense was incurred. The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses for 1997, (for the Goldman Sachs Midcap Value Series, anticipated expenses for 1998), after giving effect to the applicable expense cap or expense deferral arrangement:

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                   BACK     BACK
                                   BAY      BAY      BACK            WESTPEAK LOOMIS
                                 ADVISORS ADVISORS   BAY    WESTPEAK  GROWTH  SAYLES
                         CAPITAL   BOND    MONEY   ADVISORS  STOCK     AND    SMALL
                         GROWTH   INCOME   MARKET  MANAGED   INDEX    INCOME   CAP
                         SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES
                         ------- -------- -------- -------- -------- -------- ------
Management Fee..........  .63%     .40%     .35%     .50%     .25%     .70%   1.00%
Other Expenses..........  .04%     .12%     .10%     .11%     .15%     .12%      --
                          ----     ----     ----     ----     ----     ----   -----
  Total Series Operating
   Expenses.............  .67%     .52%     .45%     .61%     .40%     .82%   1.00%

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                  GOLDMAN             MORGAN
                                   SACHS   LOOMIS     STANLEY     DAVIS  ALGER
                                  MIDCAP   SAYLES  INTERNATIONAL VENTURE EQUITY
                                   VALUE  BALANCED    MAGNUM      VALUE  GROWTH
                                  SERIES*  SERIES  EQUITY SERIES SERIES  SERIES
                                  ------- -------- ------------- ------- ------
Management Fee...................  .75%     .70%        .90%      .75%    .75%
Other Expenses...................  .15%     .15%        .40%      .15%    .12%
                                   ----     ----       -----      ----    ----
  Total Series Operating
   Expenses......................  .90%     .85%       1.30%      .90%    .87%

--------

* Anticipated annual operating expenses for the Goldman Sachs Midcap Value Series are based on the management fee approved by shareholders of the Series that became effective May 1, 1998, and other expenses actually incurred for the Series for 1997.

  The investment adviser for the VIP Fund and VIP Fund II is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company. The Portfolios also bear certain other expenses. For the year ended December 31, 1997, the total operating expenses incurred by the Portfolios, as a percentage of Portfolio average net assets, were as follows:

                                                 MANAGEMENT  OTHER  TOTAL ANNUAL
PORTFOLIO                                           FEES    EXPENSE   EXPENSES
---------                                        ---------- ------- ------------
Equity-Income...................................    .50%     .08%       .58%*
Overseas........................................    .75%     .17%       .92%*
High Income.....................................    .59%     .12%       .71%
Asset Manager...................................    .55%     .10%       .65%*

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. Had these reductions been included, total annual expenses would have been .57% for Equity-Income Portfolio, .90% for Overseas Portfolio and .64% for Asset Manager Portfolio.

  Affiliates of Fidelity Management & Research Company compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to these Portfolios of VIP Fund and VIP Fund II. Such compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products issued by NELICO and its affiliates.

GROUP OR SPONSORED ARRANGEMENTS

  The Policies may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are tax-qualified pension plans and non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of the Policies on an individual basis.

  For Policies issued in connection with group or sponsored arrangements, NELICO may waive or reduce one or more of the following charges: the sales charge, Surrender Charge, charges for the cost of insurance including any additional charge for automatic issue status, mortality and expense risk charge, administrative charges, Policy Fee, and/or federal and state premium tax charges described in "Charges and Expenses". (In addition, the interest rate credited on amounts taken from the sub-accounts as a result of a Policy loan may be increased for these Policies.) NELICO will waive or reduce these charges according to its rules in effect when the Policy application is approved. To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements. NELICO may modify from time to time both the amounts of reductions and the criteria for qualification. Reductions in or waiver of these charges will not be unfairly discriminatory against any person, including the affected Policy Owners and all other Policy Owners of Policies funded by the Variable Account. The waiver or reduction of Policy charges for group or sponsored arrangements described above will not apply to Policies issued in the state of New York, other than Policies issued to non-tax qualified deferred compensation plans.

  The United States Supreme Court has held that certain insurance policies providing values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, NELICO offers Policies that do not vary based on the sex of the insured for use in connection with certain employee benefit programs. NELICO recommends that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult its attorney before doing so.

                                   PREMIUMS

FLEXIBLE PREMIUMS

  Within the limits described below, you may choose the amount and frequency of premium payments. You may select a Planned Premium schedule, which is a level amount. This schedule, which must be within NELICO's minimum and maximum limits, appears in your Policy. It is not necessarily designed to keep your Policy in force, and you may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $25 ($10 for payments made pursuant to the Master Service Account or certain other monthly payment arrangements, described below), and the total of Planned Premiums and other payments will be limited to NELICO's published maximum.

  Planned Premiums can be paid on an annual, semi-annual or quarterly schedule or, with NELICO's consent, monthly. You can change your Planned Premium schedule by sending your request to NELICO's Home Office. However, the amount of your Planned Premium cannot be increased except with the consent of NELICO, and underwriting may be required. Cash values and death benefits are permanently affected by the amount and frequency of premium payments.

  You may make payments by check or money order. NELICO will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have NELICO withdraw your premium payments from your bank checking account or New England Cash Management Trust account. (This is known as the Master Service Account arrangement.)

  NELICO offers three types of premium payment levels that can protect your Policy against lapse over specified time periods. (One of the three is not available under Policies issued in New York, as described below.)

  First, NELICO determines a three-year Minimum Premium amount based on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, the current level of Policy charges and any rider benefit selected. Generally, during this three-year period, as long as the Minimum Premium amount is timely paid, the Policy is guaranteed not to lapse even if the Policy's net cash value is insufficient to pay the Monthly Deduction in any month. (To determine whether the Policy will lapse, NELICO compares (a) the total monthly Minimum Premiums for the Policy from the Policy Date to that Policy month, to (b) the total premiums paid to date, less all partial surrenders and any outstanding Policy loan balance. If (b) is greater than or equal to (a), the Policy will not lapse.) However, no three-year Minimum Premium death benefit guarantee will apply if you substitute the insured or reinstate the Policy in the first three Policy years. The Minimum Premium will be recalculated if you reduce the face amount or make a partial surrender that reduces the face amount, or add, reduce or delete a rider benefit, or if the rating classification of your Policy is improved in the first three Policy years.

  Second, NELICO also determines a guaranteed minimum death benefit premium (to maturity) which will guarantee that the Policy will mature for the net cash value at age 100 of the insured. Insufficient premium payments, a reduction in the face amount or partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in rating classification of the Policy could terminate this guarantee. See "Minimum Guaranteed Death Benefit". This guaranteed minimum death benefit premium is based on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, the death benefit option chosen, the guaranteed level of cost of insurance charges, the current level of other Policy charges and any rider benefit selected. The premium is recalculated following the type of Policy transactions described above in connection with a recalculation of the three-year Minimum Premium amount, as well as following an increase in rider coverage. This guaranteed minimum death benefit premium (to maturity) does not apply under Policies issued in New York.

  Third, the Policy's guaranteed minimum death benefit premium (to age 80) guarantees that the Policy will stay in force until the later of age 80 of the insured, or 20 years after issue, but no later than the Maturity Date of the Policy. This premium is based on factors similar to the guaranteed minimum death benefit premium (to maturity), but is based on the guaranteed level of both cost of insurance and other Policy charges and is actuarially determined to provide guaranteed coverage to the earlier age. NELICO limits this premium so that it will be less than or equal to the guaranteed minimum death benefit premium (to maturity). Insufficient premium payments, a reduction in the face amount or a partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in the rating classification of the Policy could also terminate this guarantee, although termination for insufficient premium payments is less likely here than in the case of the guaranteed minimum death benefit premium (to maturity). The guaranteed minimum death benefit premium (to age 80) is recalculated following the type of Policy transactions described above in connection with a recalculation of the three-year Minimum Premium amount, as well as following an increase in rider coverage.

  Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of the three year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the fourth Policy year as long as payments made during that Policy year, less partial surrenders and loans made in that year, equal the guaranteed maximum Policy charges plus the applicable Surrender Charge for the fourth Policy year. In addition, under Policies issued in New Jersey, if at the end of the period for Minimum Guaranteed Death Benefit B you have met the requirements for that guarantee, the guarantee will continue to apply during the next Policy year as long as payments made during that Policy year, less partial surrenders and loans made in that year, equal the guaranteed maximum Policy charges for that Policy year. If you make a Policy transaction that changes the amount of the guaranteed maximum Policy charges for the year, then the amount you need to pay in order to preserve the death benefit guarantee for an extra Policy year will change accordingly.

  Federal tax law limits the amount of premiums that can be paid under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, you may be taxed on certain distributions. (See "Tax Considerations".) NELICO's consent is required if, in order to satisfy tax law requirements, any payment would increase the Policy's death benefit by more than it would increase cash value. NELICO may require evidence of insurability before accepting the payment.

  NELICO allocates net payments to your Policy's Sub-Accounts as of the date the payment is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  A payment is treated first as a Planned Premium, second as repayment of Policy loan interest due, third as repayment of a Policy loan, and last as an unscheduled payment, unless you designate otherwise in writing to NELICO. (For Policies issued in New York, a payment will be treated as a Planned Premium when a Policy loan is outstanding only if the payment is in the exact amount of the Planned Premium next due; otherwise, it will be treated first as repayment of Policy loan interest due, second as repayment of a Policy loan, third as a Planned Premium, and last as an unscheduled payment.) If you have a Policy loan, it may be more advantageous to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges; however, repayment of the loan in place of a premium payment could cause your Policy to lose its eligibility for a death benefit guarantee. (See "Loan Provision", "Deductions from Premiums" and "Death Benefit".)

LAPSE AND REINSTATEMENT

  LAPSE. Unless either Minimum Guaranteed Death Benefit is in effect (or, during the first three Policy years, unless the Minimum Premium requirements described under "Premiums" have been met), in any month that there is insufficient net cash value to pay a Monthly Deduction the Policy will be in default. The Policy provides a 62 day grace period for payment of a premium sufficient to permit the Monthly Deduction to be made (as well as applicable deductions from the premium). (For Policies issued in New Jersey the amount due is the least of: a premium large enough to permit the Monthly Deduction, as well as applicable deductions from the premium, to be made; a premium large enough to permit Minimum Guaranteed Death Benefit A to be in effect; a premium large enough to permit Minimum Guaranteed Death Benefit B to be in effect; and a premium large enough to permit the three-year Minimum Premium death benefit to be in effect.) NELICO will notify you of the amount due. During the grace period insurance coverage continues under your Policy, but if the insured dies before the premium is paid, NELICO will deduct from the death proceeds the portion of the unpaid Monthly Deduction for the period prior to the date of death. If the required premium is unpaid at the end of the grace period, the Policy will lapse without value.

  REINSTATEMENT. If your Policy has lapsed, it may be reinstated within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, NELICO's consent is required to reinstate. Reinstatement in all cases is subject to payment of certain charges described in the Policy and generally requires evidence of insurability that is satisfactory to NELICO.

  Any Surrender Charge deducted upon lapse is credited to the Policy's cash value upon reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. For purposes of determining the Surrender Charge and other charges that vary by duration of the Policy (unlike, for example, cost of insurance charges that vary by age of the insured) on any date after reinstatement, the period the Policy was lapsed does not count.

                             OTHER POLICY FEATURES

INCREASE IN FACE AMOUNT

  The Policy provides that, after the first Policy year, the face amount may be increased. Currently, NELICO administers requests for increases in face amount by issuing a new Policy with a face amount equal to the requested increase in face amount (an "Increase Policy"). Under Increase Policies, the monthly Policy Fee is generally waived; and the monthly administrative charge is generally based on the Policy year of the initial Policy. In all other respects, an Increase Policy is subject to the same terms and conditions as any other newly issued Policy except that the minimum required face amount for an Increase Policy is $10,000, and the face amount of the Increase Policy may be reduced to below $10,000.

  NELICO intends in the future to administer face amount increases as increases in the face amount of the initial Policy. For such increase, a maximum Face Amount Increase Administrative Charge of $2.50 per $1,000 of the face amount increase will apply to each such increase on the date the increase takes effect. In addition, certain terms and conditions will apply to increases in face amount, as outlined in the Policy. A separate Target Premium amount will apply to the face amount increase, based on the insured's age and underwriting class at the time of the increase. The Policy's sales charge and Surrender Charge scales will apply separately to each face amount segment, starting with the effective date of the face amount segment. Monthly Deductions (including cost of insurance charges) will be based on the increase in coverage and will reflect, in whole or in part, any change in risk classification of the insured, according to NELICO's rules. (See "Charges and Expenses".)

  When increases in the face amount of the initial Policy are available, Policy Owners who have previously implemented face amount increases by purchasing Increase Policies will be contacted by NELICO and given an opportunity to consolidate coverage under initial and Increase Policies. The Face Amount Increase Administrative Charge will not apply to the consolidation of coverage. Consolidation of coverage may raise issues under federal tax law. You should consult a tax adviser before requesting a consolidation.

  In connection with Policies issued in certain business situations on an automatic issue basis, NELICO may offer annual face amount increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). Limits on the annual and/or total amount of face increases per Policy that will be permitted on an automatic issue basis will be determined at issue of the Policies. Increases which exceed this limit will require underwriting. The Salary Refresh program will not be available for Policies with the Option 2 death benefit.

  NELICO may also offer the Salary Refresh program in connection with Policies issued on an underwritten basis in certain business situations. Any Salary Refresh face amount increases under such Policies will be underwritten in connection with the application for the initial face amount of the Policies, and will be subject to limits determined at that time.

  The terms and conditions of the Salary Refresh program will be contained in NELICO's published rules which are furnished at the time of application.

LOAN PROVISION

  You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. NELICO will make the loan as of the date when a loan request is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact NELICO's Home Office or your registered representative for information regarding the procedures to follow for requesting a loan.

  The Policy's loan value is equal to (i) 90% of the Policy's cash value projected using current Policy charges and a 4% annual rate to the next Policy anniversary or, if earlier, to the next Planned Premium due date ("projected cash value"); less (ii) the Surrender Charge that would apply upon surrender on the next Planned Premium due date or, if greater, on the date the loan is made; less (iii) loan interest to the next loan interest due date. If required by state law, the Policy's loan value may be a greater percentage of the cash value, as described in your Policy. The amount of loan value available to be borrowed at any time is reduced by the amount of any outstanding Policy loan plus accrued interest. NELICO currently intends to base the loan value on 100% of the Policy's projected cash value, rather than 90%, as described above in item (i), for Policy years 16 and after.

  The example below illustrates how the loan value is determined.
-------------------------------------------------------------------------------

  EXAMPLE: Using the Policy illustrated on page A-54 assume that the Policy's Planned Premiums have been paid and that the Policy's Sub-Accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.41%). After the premium payment on the 10th Policy anniversary, the maximum amount that could be borrowed would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:

                                                              ANNUAL  QUARTERLY
                                                              ------- ---------
   (1) Cash Value after Premium Payment on 10th Policy Anni-
       versary..............................................  $43,199  $40,842
   (2) Cash Value Projected at a Constant Annual Rate of Re-
       turn of 4% to the
      (a) 11th Policy Anniversary...........................   44,248
      (b) Next Planned Premium Due Date.....................            41,062
   (3) 90% of Amount Calculated in (2)......................   39,823   36,956
   (4) Amount Calculated in (3), Reduced by the Applicable
       Surrender Charge.....................................   39,558   36,691
   (5) Amount Calculated in (4), Reduced by Loan Interest to
       the Next Interest Due Date...........................   37,496   34,778

-------------------------------------------------------------------------------

  A Policy loan reduces the Policy's cash value in the Sub-Accounts by the amount of the loan. A loan repayment increases the cash value in the Sub-Accounts by the amount of the repayment. Unless you request otherwise, Policy loans are attributed first to the Sub-Accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. All loan repayments are allocated first to the outstanding loan balance attributed to the Fixed Account and then to the Sub-Accounts of the Variable Account in proportion to the cash value in each.

  The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year), accrues daily, and is due on the Policy anniversary. If not paid at that time, the interest accrued on the loan is added to the loan, and an amount equal to the unpaid interest is deducted from the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount in each. The amount taken from the Policy's Sub-Accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate currently credited is 4% per year for the first 15 Policy years and 5.25% thereafter. This interest earned is credited to the Policy's Sub-Accounts annually, in proportion to the cash value in each.

  The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, the death benefit and cash value of the Policy can be permanently affected by a Policy loan, even if it is repaid. In addition, any proceeds payable under a Policy are reduced by the amount of any outstanding loan plus accrued interest.

  Any payment received while a Policy loan is outstanding is treated first as a Planned Premium, second as repayment of Policy loan interest due, third as repayment of a Policy loan, and last as an unscheduled payment, unless you designate otherwise in writing to NELICO. (For Policies issued in New York, a payment will be treated as a Planned Premium when a Policy loan is outstanding only if the payment is in the exact amount of the Planned Premium; otherwise, it will be treated first as repayment of Policy loan interest due, second as repayment of a Policy loan, third as a Planned Premium, and last as an unscheduled payment.) If a Policy loan is outstanding, it may be more advantageous to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges; however, repayment of the loan in place of a premium payment could cause your Policy to lose its eligibility for a death benefit guarantee. (See "Deductions from Premiums" and "Death Benefit".)

  If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), NELICO will notify you that the Policy is going to terminate. (This situation is referred to as an "excess Policy loan". NELICO tests for an excess Policy loan on each monthly processing date and in connection with certain other Policy processing transactions.) The Policy will terminate without value 62 days after the notice is mailed unless the excess amount is paid to NELICO within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

  Department of Labor ("DOL") regulations set forth requirements for participant loans under retirement plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). Generally, the DOL regulations will apply to plans that qualify under Section 401 of the Internal Revenue Code (the "Code"). If the retirement plan is subject to ERISA, the plan fiduciary authorized to oversee/direct the plan loan program must fulfill the requirements of the regulations including charging a "commercially reasonable" rate of interest. The policy loan interest rate may not be considered "commercially reasonable" within the meaning of the DOL regulations. In addition, the DOL regulations require that a plan loan be adequately secured but provide that not more than 50% of the participant's vested account balance (including the Policy cash value) be used as security for the loan. The DOL regulations and applicable tax law may also contain other requirements for plan loans. Therefore, plan loan provisions may differ from Policy loan provisions. If you are a participant in a retirement plan subject to ERISA, you should consult with the fiduciary administering the plan loan program. Failure of the plan loan program to comply with the requirements of the DOL regulations and of tax law may result in tax penalties under the Code and under ERISA.

SURRENDER

  You may surrender a Policy for its net cash value at any time while the insured is living by a request conforming to NELICO's administrative procedures. The net cash value of the surrendered Policy is determined as of the date when a surrender request is received at NELICO's Home Office. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) The net cash value paid on surrender is increased by the portion of any cost of insurance charge deducted that applies to the period beyond the date of surrender. If you surrender the Policy during the grace period, (that is, at a time when the net cash value was not sufficient to cover the Monthly Deduction and no Minimum Guaranteed Death Benefit or three year Minimum Premium guarantee applies to the Policy), the net cash value you receive is reduced by an amount to cover the Monthly Deduction to the date of surrender. You may elect in writing to have all or part of the net cash value applied to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

  You may make a partial surrender of the Policy after the Right to Return the Policy period, to receive a portion of its net cash value. A partial surrender will cause a reduction in the Policy's death benefit and may cause a reduction in the Policy's face amount if necessary in order that the amount at risk under the Policy not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium, on which any future Surrender Charges (and, currently, the sales charge deducted from premiums) are based. Rider benefits may also be reduced. No partial surrender may reduce the face amount below the Policy's required minimum except with NELICO's consent; special rules apply for Policies sold in business situations and to tax-qualified pension plans.

  Partial surrenders in any one Policy year are limited, except with NELICO's consent, to 20% of the Policy's net cash value as of the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, NELICO permits partial surrenders of up to 75% of the Policy's net cash value per year, assuming sufficient available loan value. (In certain business situations or for certain tax-qualified pension plans NELICO may permit a higher percentage of the net cash value to be withdrawn.)

  Any Surrender Charge that applies to a partial surrender is deducted from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge that can be applied under your Policy.

  You should be aware that cash value paid upon partial surrender may not be reinvested in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums". A partial surrender could terminate your Policy's Minimum Guaranteed Death Benefit. See "Minimum Guaranteed Death Benefit".

  A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) The amount of net cash value paid upon partial surrender is determined as of the date when a request conforming to NELICO's administrative procedures is received at NELICO's Home Office. NELICO's administrative procedures can be determined by contacting your registered representative or the Home Office.

  A reduction in the death benefit as a result of a partial surrender may cause the Policy to become a "modified endowment contract". If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

  You may reduce the face amount of your Policy without receiving a distribution of any of the Policy's cash value. (This feature differs from a partial surrender in that a partial surrender causes part of the Policy's cash value to be distributed to you.)

  If you decrease the face amount of your Policy, the Target Premium, on which any future Surrender Charges (and, currently, the sales charge deducted from premiums) are based, is also decreased. Your Policy's actual cash value is not reduced except by the amount of any applicable Surrender Charge. Generally, the Policy's death benefit is decreased. (However, if the death benefit is being increased in accordance with federal income tax laws, the death benefit will not be decreased unless a Surrender Charge was deducted from the cash value in connection with the face amount reduction. A reduction in face amount in this situation may not be advisable, although it will reduce your administrative charges, because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) Any rider benefits attached to the Policy may also have to be decreased. The face amount remaining after a reduction has to meet NELICO's minimum face amount requirements for issue, except with NELICO's consent; special rules apply in business situations.

  A reduction in the face amount of your Policy will reduce the Federal tax law limitations on the amount of premiums that can be paid under the Policy. In these cases, a partial surrender of cash value may be required to comply with Federal tax law. This could result in termination of your Policy's Minimum Guaranteed Death Benefit. See "Minimum Guaranteed Death Benefit".

  A face amount reduction takes effect as of the date when NELICO has received a request at its Home Office meeting NELICO's administrative requirements. You can determine NELICO's administrative requirements by contacting your registered representative or the Home Office.

  A reduction in the face amount of a Policy that causes a death benefit reduction may cause the Policy to become a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

ACCELERATION OF DEATH BENEFIT RIDER

  NELICO may offer in the future a rider benefit that will allow you to receive an accelerated payment of your Policy's death benefit. This advance payment of the death benefit will be available where certain special needs exist, as described briefly below. The right to exercise the rider will be subject to certain conditions contained in the rider.

  NELICO WILL MAKE THE ACCELERATED BENEFITS RIDER AVAILABLE TO YOU ONLY IF:
(1) YOUR STATE INSURANCE DEPARTMENT HAS APPROVED THE RIDER, AND (2) NELICO BELIEVES THAT THE RIDER WILL MEET THE DEFINITION OF AN ACCELERATED DEATH BENEFIT FOR FEDERAL INCOME TAX PURPOSES AND (3) NELICO BELIEVES THAT THE AVAILABILITY OF THE RIDER WILL NOT JEOPARDIZE THE QUALIFICATION OF THE POLICY AS LIFE INSURANCE UNDER FEDERAL INCOME TAX LAW.

  If the accelerated benefits rider is offered, it is expected to provide that if the insured is diagnosed as terminally ill, as defined in the rider, you may request an accelerated payment of the Policy's death benefit. The payment may be subject to discounting and charges. Payment will be subject to evidence satisfactory to NELICO.

  See "Tax Considerations", below, for a discussion of the tax consequences associated with the accelerated benefits rider.

INVESTMENT OPTIONS

  You may allocate your Policy's premiums among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, provided that allocations can be made to a maximum of 10 accounts (including the Fixed Account) at any time. The Policy provides that a minimum of 10% of the premium must be allocated to each Sub-Account selected and that percentages allocated must be in whole numbers; currently, however, NELICO is waiving the requirement of a 10% minimum and will permit any whole percentage to be allocated to a Sub-Account. Your Policy's cash value may be distributed among no more than 10 accounts (including the Fixed Account) at any one time.

  You make the initial premium allocation when you apply for a Policy. You may change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when NELICO receives your request. You may request the change by telephone or by written request in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office.")

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  After the Right to Return the Policy period, the Policy provides that you may transfer your Policy's cash value between Sub-Accounts up to four times in a policy year (twelve times per policy year for Policies issued in New York) without NELICO's consent. NELICO currently allows 12 Sub-Account transfers per policy year under all Policies. Transfers out of the Fixed Account are not counted against this limit. All Sub-Account transfer requests made at the same time will be treated as a single request. The transfer will be effective as of the date when NELICO receives the transfer request at its Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". Your Policy's cash value may be distributed among no more than 10 accounts (including the Fixed Account) at any one time.

  You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to NELICO's Home Office or by telephoning NELICO. To request a transfer or reallocation by telephone, you should contact your registered representative or contact NELICO at 1-800-200-2214. Requests for transfers (up to NELICO's current limit per Policy year) or reallocations by telephone will be automatically permitted. NELICO will use reasonable procedures, such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by NELICO to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If NELICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent instructions.

SUBSTITUTION OF INSURED PERSON

  Subject to state insurance department approval, NELICO offers a rider benefit that will allow you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to certain restrictions and may also result in a cost or credit to you. A substitution of the insured person will result in a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums allowed to be paid into the Policy under Federal tax law and, as a result, may require a partial surrender of cash value. No Surrender Charge will be assessed in that situation. This rider may not be approved in every state and therefore may not be available in every state. Your registered representative can provide current information on the availability of the rider. Since substituting the insured person may be a taxable event, you should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

  NELICO will ordinarily pay any net cash value, loan value or death benefit proceeds payable from the Sub-Accounts within seven days after receipt at the Home Office of a request, or proof of death of the insured, in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office".) However, NELICO may delay payment (except when a loan is made to pay a premium to NELICO) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment. NELICO may withhold payment of surrender or loan proceeds to the extent that those proceeds are derived from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. In those cases, NELICO will process the surrender or loan to the extent of Policy values for which the Policy Owner has made full payment. The balance of the surrender or loan proceeds will be paid when the Policy Owner's check, or the Master Service Account premium transaction, has cleared. NELICO may also delay payment if it considers whether to contest the Policy. NELICO will pay interest on the death benefit proceeds from the date they become payable to the date they are paid in one sum or, if a payment option was selected, to the effective date of the option. (See "Payment Options".)

  Death benefit proceeds may be paid pursuant to NELICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

  Payments of cash value, or of any loan value available, from cash value in the Fixed Account will normally be paid promptly. However, NELICO has the right to delay such payments for up to six months from the date of the request (to the extent allowed by state insurance law). NELICO will pay interest in accordance with state insurance law requirements on payments that are delayed.

24 MONTH RIGHT

  GENERAL RIGHT. Generally, during the first 24 months after the Policy's issue date, you may convert this Policy, or a portion thereof, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to NELICO. (Currently, NELICO administers requests for increases in face amount by issuing an Increase Policy. See "Other Policy Features-- Increase in Face Amount". The 24 Month Right under an Increase Policy is the same as under the initial Policy, as described below. When increases in the face amount of the initial Policy are available, Policy Owners will be informed about the 24 Month Right applicable to face amount increases.)

  This privilege may be exercised only once within 24 months after issue. Transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Cash value that is transferred to the Fixed Account, and future premium amounts allocated to the Fixed Account, may subsequently be transferred back to one or more Sub-Accounts of the Variable Account, subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

  The Policy generally permits NELICO to limit allocations to the Fixed Account under certain circumstances. (See "The Fixed Account.") If NELICO limits such allocations and you subsequently wish to exercise the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that was allocated to the Fixed Account pursuant to your exercise of the 24 Month Right. In addition, if you have exercised this right, and NELICO subsequently limits such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that was allocated to the Fixed Account at any time since your exercise of the 24 Month Right.

  FOR POLICIES ISSUED IN MARYLAND AND NEW JERSEY. Under Policies issued in Maryland and New Jersey, you can exchange the face amount of your Policy for a fixed benefit life insurance policy provided that (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy.

  The exchange will be made without evidence of insurability. The new policy will have, at the option of the policyholder, either the same death benefit or the same net amount at risk as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had. Any riders to the original Policy will be attached to the new policy if they are available.

  In the case of Policies issued in Maryland, the new policy will be a flexible premium life insurance policy, and in the case of Policies issued in New Jersey, the new policy will be a whole life or endowment policy. If the original policy was issued prior to the merger of MetLife and New England Mutual, the new policy will be issued by MetLife or, at your option, by NELICO if such a policy was available for an exchange on the Policy Date of your variable life Policy. If the original policy was issued on or after the merger, the new policy will be issued by NELICO or, if no such policy was available for an exchange, by MetLife.

  The exchange will be effective on the date when NELICO receives written notice at its Home Office in a form satisfactory to NELICO, the Policy and payment to NELICO of any cost to exchange. (See "Receipt of Communications and Payments at NELICO's Home Office".) The exchange may result in a cost or credit to you. The cost or credit will reflect any differences in cash values and charges between the variable life policy and the new policy. Upon the exchange, you may also need to make an immediate premium payment on the new policy in order to keep it in force. Any policy loan outstanding must be repaid on or before the effective date of the exchange.

  GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued in connection with certain group or sponsored arrangements, NELICO offers the additional option of exchanging the Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by NELICO or an affiliate. (Availability of this feature depends on state insurance department approval.) The exchange will be made without evidence of insurability. The new term insurance policy will have the same face amount, policy date, issue age and risk classification for the insured as the variable life Policy had. Premiums for the new term insurance policy will be based on the premium rates for comparable fixed-benefit term life insurance policies issued by NELICO or an affiliate which were in effect on the Policy Date of the original Policy. Any riders to the original Policy will be attached to the new policy if they are available. If you exercise this option, you will bear any investment loss you had under the variable life insurance policy. If your Policy has this feature, upon surrender of the Policy in the first 36 months, you will receive the greater of the Policy's net cash value and the value which you would receive upon exercise of the exchange to term insurance option. Your registered representative can advise you as to the availability of this feature.

PAYMENT OPTIONS

  The Policy's death benefit and net cash value will be paid in one sum unless the Policy Owner or payee chooses to put all or part of the proceeds under a payment option. You can choose a combination of payment options. The selection of a payment option and the naming of a payee must be in written form satisfactory to NELICO. You can make, change or revoke the selection before the death of the insured. The payment options available are fixed benefit options only; therefore, proceeds applied to an option will no longer be affected by the investment experience of the Variable Account. The guaranteed mortality assumptions used in determining payment levels under the options will not vary based on sex. (For Policies issued in New York and Oregon, however, and which are not issued for use in connection with certain employee benefit plans and fringe benefit programs, the mortality assumptions will vary based on sex. See "Group or Sponsored Arrangements".) Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. Proceeds are paid in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest paid by NELICO for any year will be added to the monthly payments for that year.

  (ii) LIFE INCOME. Proceeds are paid in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. Proceeds are paid in equal monthly installments during the life of the payee. At the payee's death, any unpaid proceeds remaining are paid either in one sum or in equal monthly installments until the total proceeds have been paid.

  (iv) INTEREST. Proceeds are held for the life of the payee or another agreed upon period. Interest of at least 3.5% a year is paid monthly or added to the principal annually. At the death of the payee, or at the end of the period agreed to, the balance of principal and any interest will be paid in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. Proceeds plus accrued interest of at least 3.5% a year are paid in an amount and at a frequency elected until total proceeds have been paid. Any amounts unpaid at the death of the payee will be paid in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. Proceeds will be paid in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, two-thirds of the monthly amount for the life of the surviving payee will be paid.

  NELICO's consent to use of an option is required if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

  A Policy can include additional benefits provided by rider to the Policy, subject to NELICO's underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

  There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a term rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

  Reductions in or elimination of term rider coverage do not trigger the imposition of a Surrender Charge, and use of a term rider generally reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

  The following riders are available:

  LEVEL TERM INSURANCE, which provides term insurance.

  WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured.

  TEMPORARY TERM INSURANCE, which provides for insurance from the date of issue to the Policy Date.

  CHILDREN'S INSURANCE, which provides insurance on the life of the insured's children.

  Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of particular riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

  The beneficiary is also named in the application. The beneficiary of the Policy may be changed at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, the proceeds will be paid to the Policy Owner.

  A change of Policy Owner or beneficiary must be in written form satisfactory to NELICO and must be dated and signed by the Policy Owner making the change. The change will be subject to all payments made and actions taken by NELICO under the Policy before the signed change form is received by NELICO at its Home Office.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by NELICO under the Policy before a signed copy of the assignment form is received at NELICO's Home Office. NELICO will not be responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  The Variable Account was established as a separate investment account of NELICO on January 31, 1983 under Delaware law and became subject to Massachusetts law when NELICO changed its domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for other NELICO variable life insurance policies in addition to the Policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve supervision by the SEC of the management or investment practices or policies of the Variable Account. However, both NELICO and the Variable Account are subject to regulation by the Massachusetts Insurance Commissioner and to the insurance laws and regulations in every jurisdiction where the Policies are sold.

  Although the assets of the Variable Account are owned by NELICO, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business NELICO may conduct. NELICO believes this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of NELICO's general creditors, and may only be used to support the cash values under its variable life insurance policies issued by the Variable Account. But NELICO may transfer to its general account assets which exceed the reserves and other liabilities of the Variable Account. Before making any such transfer, NELICO will consider any possible adverse impact the transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of NELICO's other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account currently has 16 Sub-Accounts, each of which invests in a series of an Eligible Fund. The Sub-Accounts of the Variable Account are:

  --The Zenith Money Market Sub-Account, which invests in the Back Bay
    Advisors Money Market Series of the Zenith Fund

  --The Zenith Bond Income Sub-Account, which invests in the Back Bay
    Advisors Bond Income Series of the Zenith Fund

  --The Zenith Capital Growth Sub-Account, which invests in the Capital
    Growth Series of the Zenith Fund

  --The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
    Index Series of the Zenith Fund

  --The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
    Managed Series of the Zenith Fund

  --The Zenith Growth and Income Sub-Account, which invests in the Westpeak
    Growth and Income Series of the Zenith Fund

  --The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles
    Small Cap Series of the Zenith Fund

  --The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
    Balanced Series of the Zenith Fund

  --The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
    Growth Series of the Zenith Fund

  --The Zenith Venture Value Sub-Account, which invests in the Davis Venture
    Value Series of the Zenith Fund

  --The Zenith Midcap Value Sub-Account, which invests in the Goldman Sachs
    Midcap Value Series (formerly the Loomis Sayles Avanti Growth Series) of the Zenith Fund

  --The Zenith International Magnum Equity Sub-Account, which invests in the
    Morgan Stanley International Magnum Equity Series of the Zenith Fund

  --The Equity-Income Sub-Account, which invests in the Equity-Income
    Portfolio of the VIP Fund

  --The Overseas Sub-Account, which invests in the Overseas Portfolio of the VIP Fund

  --The High Income Sub-Account, which invests in the High Income Portfolio of the VIP Fund

  --The Asset Manager Sub-Account, which invests in the Asset Manager
    Portfolio of VIP Fund II

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund was established as an investment vehicle for separate investment accounts of NELICO and of other life insurance companies. Currently the Zenith Fund is the funding vehicle for the Variable Account and for separate accounts of NELICO and MetLife that issue variable annuity contracts.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  Shares of the Eligible Funds are purchased and sold by the Variable Account at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The investment objectives of the Eligible Funds' portfolios are described briefly below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, including their investment objectives and policies, expenses, and risks of investing in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, as well as in the Zenith Fund's Statement of Additional Information, which is referenced in the Zenith Fund prospectus, and in the Statement of Additional Information for the VIP Fund and VIP Fund II, which is referenced in those Funds' prospectus.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same sub-adviser.

  The Zenith Back Bay Advisors Money Market Series' investment objective is the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is to provide a high level of current income consistent with protection of capital.

  The Zenith Capital Growth Series' investment objective is long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the U.S. economy.

  The Zenith Westpeak Stock Index Series' investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Back Bay Advisors Managed Series' investment objective is to provide a favorable total investment return through investment in a diversified portfolio of common stocks and fixed income securities.

  The Zenith Westpeak Growth and Income Series' investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Goldman Sachs Midcap Value Series' investment objective is long-term capital appreciation. The Series invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment.

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalent. The Series invests primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Normally, the Series will invest at least 65% of its assets in companies with market capitalization in the range of the market capitalization of those companies which make up the Russell 2000 index at the time of investment.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. The Series invests at least 25% of its assets in fixed income securities and, under normal market conditions, more than 50% of its assets in common stocks.

  The Zenith Morgan Stanley International Magnum Equity Series' investment objective is long-term capital appreciation through investment primarily in international equity securities of non-U.S. issuers, in accordance with the EAFE country weightings determined by the series' sub-adviser. Under normal circumstances at least 65% of the total assets of the series will be invested in equity securities of issuers in at least three countries outside the United States.

  The Zenith Davis Venture Value Series' investment objective is growth of capital. The Series will primarily invest in domestic common stocks that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

  The VIP Fund Equity-Income Portfolio's investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The VIP Fund Overseas Portfolio's investment objective is long-term growth of capital primarily through investments in foreign securities. Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risks of currency fluctuation.

  The VIP Fund High Income Portfolio's investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The VIP Fund II Asset Manager Portfolio's investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

  The basic objective of the Policy is to provide benefits which increase in value when the investment experience of the Policy's sub-accounts is favorable. Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Zenith Capital Growth, Zenith Midcap Value, Zenith Equity Growth, Zenith Venture Value, Zenith Growth and Income, Zenith Stock Index, Zenith International Magnum Equity or Zenith Small Cap Sub-Accounts, or the Equity-Income or Overseas Sub-Accounts, or some combination of these sub-accounts, may, therefore, be a more desirable selection for Policy Owners who have a long-term time horizon and/or are willing to accept such risks of short term fluctuations in value. For a demonstration of certain of these market trends, see Appendix C: Long Term Market Trends. Historically, the investment performance of "small cap" stocks over the long term has generally been superior to stocks of large capitalization companies, although "small cap" stocks have been substantially more volatile than "large cap" stocks. Historically, having a small percentage of a portfolio invested in overseas stocks and the rest in domestic stocks has produced a portfolio that has less, although still substantial, volatility than a completely domestic portfolio. Equity investors should recognize that overseas and "small cap" funds taken alone traditionally involve more risk than most domestic stock funds.

  The performance of the various financial markets over shorter periods of time has sometimes differed from their long term historical results. Short term interest rates were very high in the late 1970's and early 1980's, but are now lower. Long term bond values continue to fluctuate and could lose value if interest rates rise. Common stock prices, which have risen substantially at times, have also had periods of significant negative returns. Policy Owners who seek somewhat greater protection against loss of principal in the short term than that afforded by a stock fund may prefer the High Income Sub-Account or the Zenith Bond Income Sub-Account. However, because the High Income Portfolio invests in higher yielding, lower rated and unrated fixed income securities (including bonds commonly referred to as "junk" bonds), it has a higher degree of risk associated with it relative to more conservative fixed income funds. Those who seek even greater safety of principal may select the Zenith Money Market Sub-Account, although it is subject to possible rapid changes in short term interest rates. Those who primarily seek safety of principal should consider fixed life insurance as an alternative to variable life insurance.

  NELICO guarantees the principal invested in the Fixed Account, although this guarantee is subject to NELICO's claims paying ability.

  You may wish to consider diversifying your investments by allocating the Policy's cash value among two or more sub-accounts.

  Policy Owners may also diversify by selecting the Zenith Managed Sub-Account, Zenith Balanced Sub-Account or the Asset Manager Sub-Account, since each generally invests its assets at most times in a combination of bonds, stocks and short term instruments, in varying proportions depending upon the investment adviser's evaluation of the economy and financial markets. The Asset Manager Portfolio has the ability to invest its stock portfolio more aggressively than the Back Bay Advisors Managed Series. You may also wish to diversify your cash value by country. The Overseas Sub-Account and Zenith International Magnum Equity Sub-Account allow you to participate primarily in companies and economies outside the United States.

  The selection of a Policy's sub-accounts is a matter of your own choice and should depend on your willingness to accept investment risks, the other types of investments you have and your own assessment of future economic and financial market conditions.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                        ADVISER                          SUB-ADVISER
        ------                        -------                          -----------
Capital Growth           Capital Growth Management Limited
                         Partnership ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.                Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.                Back Bay Advisors, L.P.*
 Income
Back Bay Advisors Man-   TNE Advisers, Inc.                Back Bay Advisors, L.P.*
 aged
Westpeak Stock Index     TNE Advisers, Inc.                Westpeak Investment Advisors, L.P.*
Westpeak Growth and In-  TNE Advisers, Inc.                Westpeak Investment Advisors, L.P.*
 come
Loomis Sayles Small Cap  TNE Advisers, Inc.                Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.                Loomis, Sayles & Company, L.P.*
Morgan Stanley           TNE Advisers, Inc.                Morgan Stanley Asset Management Inc.
 International
 Magnum Equity
Goldman Sachs Midcap     TNE Advisers, Inc.                Goldman Sachs Asset Management
 Value
Davis Venture Value      TNE Advisers, Inc.                Davis Selected Advisers, L.P.**
Alger Equity Growth      TNE Advisers, Inc.                Fred Alger Management, Inc.

--------
 * An affiliate of NELICO
** Davis Selected may also delegate any of its responsibilities to Davis
   Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Goldman Sachs Midcap Value Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-advisers, except as follows. New England Mutual served as investment adviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed New England Mutual's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser. The Goldman Sachs Midcap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  Fidelity Management & Research Company, the investment adviser for the VIP Fund and VIP Fund II, is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. For more information regarding the Equity-Income, Overseas High Income and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectus attached at the end of this prospectus and their Statement of Additional Information.

                               THE FIXED ACCOUNT

  A FIXED ACCOUNT OPTION IS AVAILABLE UNDER THE POLICY IN STATES WHERE IT HAS BEEN APPROVED BY THE STATE INSURANCE DEPARTMENT. THE FIXED ACCOUNT MAY NOT BE APPROVED BY EVERY STATE INSURANCE DEPARTMENT AND THEREFORE IT MAY NOT BE AVAILABLE IN EVERY STATE.

  You may allocate net premiums for your Policy, and may transfer your Policy's cash value, to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and NELICO has been advised that the staff of the SEC does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  NELICO's general account includes all the assets owned by NELICO, other than the assets in the Variable Account or in any other separate accounts that NELICO may establish. NELICO has sole discretion over the investment of assets in the general account, including the Fixed Account. Policy Owners who allocate cash value to the Fixed Account will not share in the actual investment experience of the Fixed Account. Instead, NELICO guarantees that cash values in the Fixed Account will earn interest at an annual rate of at least 4%. NELICO may from time to time credit interest at a higher rate than 4%, but it is under no obligation to do so. NELICO declares the current interest rate for the Fixed Account periodically. Your Policy cash values that are in the Fixed Account will earn interest daily.

  NELICO may vary the way in which it credits interest in the Fixed Account from time to time. The following is a description of NELICO's current method for crediting interest to cash value in the Fixed Account. All of your Policy's cash value in the Fixed Account on a Policy anniversary will earn interest at the declared annual rate in effect on the anniversary. It will earn interest at this rate until the next Policy anniversary, when it will be credited with the current rate declared by NELICO. (Although NELICO's current practice is to credit your entire Fixed Account cash value on a Policy anniversary with the most recently declared annual rate until the next anniversary, NELICO can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at the most recently declared rate until the next Policy anniversary.) Any net premiums allocated or any portion of your Policy's cash value transferred to the Fixed Account from the Variable Account on a date other than a Policy anniversary will earn interest at NELICO's most recently declared rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account will be credited with the lesser of the most recently declared interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The effective interest rate credited at any time to your cash value in the Fixed Account will be a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

  The Policy's cash value in the Fixed Account reflects the net premiums allocated to the Fixed Account, interest credited to cash value in the Fixed Account, any loans, partial surrenders made from the Fixed Account cash value, charges deducted, and any transfers of cash value to or from the Variable Account. Charges will be deducted from the Policy's cash value in the Fixed Account and in the Policy's Sub-Accounts in proportion to the amount of the Policy's cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value will include its cash value in the Variable Account, its cash value in the Fixed Account, and any of its cash value held in NELICO's general account (but outside of the Fixed Account) as a result of a Policy loan.

  The amount of the Policy's cash value in the Fixed Account will be taken into account in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

  NELICO reserves the right to restrict allocations to the Fixed Account if the effective annual rate of interest that would apply to the amount allocated is the minimum 4% rate. Otherwise, allocations of net premiums to the Fixed Account are subject to the same percentage requirements that apply to the Variable Account. (See "Allocation of Net Premiums".)

  Except as described below, amounts in the Fixed Account are subject to the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial surrenders that apply to amounts in the Variable Account. (See "Other Policy Features".) The following special rules apply to transactions involving amounts in the Fixed Account.

  TRANSFERS OF AMOUNTS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT WILL BE ALLOWED ONLY ONCE IN EACH POLICY YEAR. A TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT WILL BE PROCESSED ONLY IF NELICO RECEIVES THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY, AND THE TRANSFER WILL BE EFFECTED AS OF THE DATE THE TRANSFER REQUEST IS RECEIVED AT NELICO'S HOME OFFICE. THE AMOUNT OF CASH VALUE WHICH MAY BE TRANSFERRED FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of cash value from the Fixed Account. The total number of transfers among Sub-Accounts and from the Sub-Accounts to the Fixed Account may not exceed four in one Policy year without NELICO's consent. NELICO currently allows 12 such transfers per Policy year. Transfers out of the Fixed Account will not be counted against this limit. NELICO reserves the right to restrict transfers of cash value into the Fixed Account, if the effective annual rate of interest that would apply to the amount transferred is the minimum 4% rate.

  Unless you request otherwise, a Policy loan will reduce the Policy's cash value in the Sub-Accounts and not the cash value in the Fixed Account. If there is not enough cash value in the Policy's Sub-Accounts to provide the amount of the loan, however, the balance of the loan will be taken from the cash value in the Fixed Account. All loan repayments will be allocated first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's Sub-Accounts and the Fixed Account as a result of a loan will earn interest at not less than 4% per year, which will be credited annually to the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, partial surrenders will be taken only from the Policy's Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts to provide the full amount requested, the balance of the partial surrender will be taken from the Fixed Account.

  NELICO has the right to delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). Loans to pay premiums on policies issued by NELICO will not be delayed.

                        NELICO'S DISTRIBUTION AGREEMENT

  NELICO sells the Policies through agents who are licensed by state insurance officials to sell NELICO's variable life insurance policies. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, whose principal business address is 399 Boylston Street, Boston, Massachusetts 02116, serves as the principal underwriter for the Policies under a Distribution Agreement between NELICO and New England Securities.

  Under the Distribution Agreement, NELICO pays the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  NELICO pays the following commissions and/or service fees to the selling agent: a maximum of 50% of 110% of the Target Premium (plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes) paid in the first Policy year, a maximum of 5% in Policy years two through ten, and a maximum of 3% thereafter. Agents receive a maximum commission of 3% of each payment in excess of 110% of the Target Premium (plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes) in any year. For Policies sold in connection with certain executive benefit plans the maximum commissions are: 20% of 110% of the Target Premium (plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes) in the first Policy year, 10% in Policy years two through ten, and 2% thereafter. For these Policies NELICO will pay a maximum commission of 3.5% of each payment in excess of 110% of the Target Premium (plus any additional portion of a premium attributable to riders for commission purposes) in Policy years one through ten, and 2% of such excess premiums thereafter. For Policies sold to certain group or sponsored arrangements the maximum 50% first year commission may be paid in installments over a period of years rather than all in the first Policy year. Agents who meet certain productivity and persistency standards in selling policies issued by NELICO may be eligible for additional compensation. Non-cash forms of compensation may also be paid in compliance with applicable state law. Sales expenses in any year are not equal to the deduction for sales load in that year.

  New England Securities distributes mutual funds, variable annuity contracts and variable life insurance policies. It is the principal underwriter for the Zenith Fund; The New England Variable Account; New England Retirement Investment Account; New England Variable Annuity Separate Account; and New England Variable Annuity Fund I. New England Securities also sells interests in various investment partnerships.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer on behalf of the registered representative will not exceed 50% of 110% of the Target Premium (plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes) in the first Policy year, 5% in Policy years two through ten, 3% thereafter, and 3% of all payments in excess of 110% of the Target Premium (plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes) in any year. For Policies sold in connection with certain executive benefit plans the maximum commissions are: 20% of 110% of the Target Premium (plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes) in the first Policy year, 10% in Policy years two through ten, and 2% thereafter. For these Policies NELICO will pay a maximum commission of 3.5% of each payment in excess of 110% of the Target Premium (plus any additional portion of a premium attributable to riders for commission purposes) in Policy years one through ten, and 2% of such excess premiums thereafter. NELICO may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, the maximum amount of which may equal up to the amount of the basic commission for the particular Policy year. Commissions will be paid through the registered broker-dealer, which may also be reimbursed for portions of expenses incurred in connection with the sale of the Policies.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

  Generally, NELICO can challenge the validity of your Policy or a rider to your Policy during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. NELICO can challenge the portion of the death benefit resulting from payment of an underwritten premium payment for two years during the insured's lifetime from the date the premium payment was received. However, if the insured dies within two years of the date of issue, NELICO can challenge all or part of the Policy at any time with respect to misrepresentations in the application.

MISSTATEMENT OF AGE OR SEX

  If the insured's age or sex is misstated in the application, the Policy's death benefit will be the amount that the most recent Monthly Deduction which was made would have provided, based on the insured's correct age and, if the Policy is sex-based, on the insured's correct sex.

SUICIDE

  If the insured commits suicide within two years (or less, if required by state law) from the date of issue set forth in the Policy, the death benefit will be limited to the amount of the premiums paid, less any policy loan balance, and less any partial surrenders. (Where required by state law, NELICO will determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It describes what NELICO believes is the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. In addition, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NELICO recommends that you consult your own tax advisor for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code") defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus creates some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NELICO believes that the Policy qualifies as a life insurance contract for federal income tax purposes. This means that:

  . the death benefit should be fully excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether substandard risk and automatic issue Policies or Policies with term riders added will, in all cases, meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NELICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAXATION OF ACCELERATED BENEFITS RIDER. NELICO believes that payments received under the accelerated benefits rider it makes available will qualify as an accelerated death benefit under the Code. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) Pursuant to the Health Insurance Portability and Accountability Act of 1996, a payment that is treated as an accelerated death benefit for federal income tax purposes should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. If such payments do not qualify as an accelerated death benefit, their tax treatment would depend on whether or not the Policy is a modified endowment contract. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting a payment under this rider.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts"). Whether a Policy will be classified as a modified endowment contract will depend upon the amount and timing of payments made under the Policy.

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NELICO believes any Policy loans received under such Policies will be treated as indebtedness of the Policy Owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, Policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of your Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a Policy loan and is surrendered or lapses, the Policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or in part, if the cash value is greater than the total investment in the Policy. In this case, an amount may be taxable even if the amount of the partial surrender is less than the investment in the Policy.

  MODIFIED ENDOWMENT CONTRACTS. A modified endowment contract is a life insurance contract which fails to satisfy a "7-pay test". In general, a Policy will fail to satisfy the 7-pay test if the total amount paid under the Policy at any time during the first seven Policy years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. (The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Policy's earnings and the use of a reasonable mortality charge. Variable Account investment experience does not affect whether or not a Policy will become a modified endowment contract.) Riders to the Policy are considered part of the Policy for purposes of applying the 7-pay test. If there is a reduction in the Policy's death benefit (for example, as a result of a partial surrender or face amount reduction) at any time during the first seven Policy years or within seven years of a "material change" (see below), the 7-pay test will be applied back to issue (or to the date of the most recent material change, whichever is latest), as if the Policy's coverage were equal to the reduced face amount at that time. If there is a reduction in rider or other benefits during the first seven Policy years, the 7-pay test will be applied as if the Policy had originally been issued at the reduced benefit amount. Any Policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Your registered representative can provide you with information about the maximum amount of premiums which you can make under your Policy during the first seven Policy years and still satisfy the 7-pay test. This information will be based upon NELICO's current understanding of the Federal tax law. As is the case with any provision of the Internal Revenue Code, there is no assurance that the Internal Revenue Service will agree with NELICO's interpretation. NELICO will monitor any IRS announcements or rulings concerning compliance with the 7-pay test.

  MATERIAL CHANGES. If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy may be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. Any increase in future benefits under the Policy may constitute a material change if the increase is not due to the payment of premiums necessary to fund the Policy's lowest death benefit payable in the first seven Policy years, or the crediting of interest or other earnings with respect to such premiums. A material change would also occur if certain Policy changes occurred.

  If you do not wish to have the Policy become a modified endowment contract, you may be required to limit the payment of premiums under the Policy at some point (or limit your reduction of benefits). The point at which you may have to limit the payment of premiums will depend upon the issue age, sex and underwriting class of the insured, investment experience and the amount of your previous payments.

  If you exchange your policy for another life insurance policy, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "24 Month Right".)

  DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

    (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e., will be treated as income first).

    (b) Loans (including any unpaid interest) are considered distributions. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

    (c) A Policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain that accrues in the Policy to taxation.

    (d) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NELICO or its affiliates to the same Policy Owner during any calendar year must be treated as one modified endowment contract.

  Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

    (a) made on or after the date when you attain age 59 1/2;

    (b) is attributable to your becoming disabled; or

    (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy) or for the joint lives (or life expectancies) of you and your beneficiary.

  If a Policy becomes a modified endowment contract, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS. In the case of a pre-death distribution (including a loan, partial surrender, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if NELICO or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those policies, the income on the policy for all those policies will be aggregated and attributed to that distribution.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy plus the cost of insurance protection for the year. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NELICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of additional guidance prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NELICO does not know what standards will be set forth in the additional guidance which the Treasury has stated it expects to be issued. NELICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences of ownership or receipt of proceeds under the Policy could differ from the principles stated herein. However, if ownership of such Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the rules described above relating to Federal tax treatment, including the rules regarding modified endowment contracts. Policies owned by the trustee under the plans described above may be subject to restrictions under ERISA. You should consult a qualified tax advisor regarding any applicable requirements of ERISA.

  If the Policy is owned as part of a pension or profit-sharing plan qualified under Section 401 of the Code, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will not be subject to Federal income tax. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his cash value or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.

  NELICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive similar tax treatment, with certain modifications, as that described above for Policies subject to the Internal Revenue Code. For taxable years commencing after July 1, 1995, amounts in the nature of accelerated death benefits are excluded from gross income. The individual must be certified by a physician as terminally ill and prior approval of the Secretary of the Treasury must be obtained. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

  POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.

CHARGE FOR NELICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NELICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from premiums. NELICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NELICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NELICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                            DIRECTORS OF NELICO

     NAME AND PRINCIPAL                PRINCIPAL BUSINESS EXPERIENCE
      BUSINESS ADDRESS                  DURING THE PAST FIVE YEARS
     ------------------                -----------------------------
 James M. Benson            President and Chief Executive Officer of NELICO
                             since 1998; formerly, President and Chief
                             Operating Officer 1997-1998 of NELICO; President
                             and CEO 1996-1997 of Equitable Life Assurance
                             Society and COO of Equitable Companies, Inc.;
                             Senior Vice President 1993-1996 of Equitable Life
                             Assurance Society.
 Susan C. Crampton          Director of NELICO since 1996 and serves as
  127 Tarbox Road            Principal of The Vermont Partnership, a business
  Jericho, VT 05465          consulting firm located in Jericho, Vermont since
                             1989; formerly, Director 1989-1996 of New England
                             Mutual.
 Edward A. Fox              Director of NELICO since 1996 and Chairman of the
  RR Box 67-15               Board of SLM Holdings since 1997; formerly,
  Harborside, ME 04642       Director 1994-1996 of New England Mutual and Dean
                             1990-1994 of The Amos Tuck School of Business
                             Administration at Dartmouth College.
 George J. Goodman          Director of NELICO since 1996 and author,
  Adam Smith's Money World   television journalist, and editor.
  50th Floor, Craig Drill
  Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
 Dr. Evelyn E. Handler      Director of NELICO since 1996; formerly Director
  74 Tater Street            1987-1996 of New England Mutual and Executive
  Mont Vernon, NH 03057      Director and Chief Executive Officer 1994-1997 of
                             the California Academy of Sciences and Research
                             Fellow and an Associate 1991-1994 of the Graduate
                             School of Education at Harvard University and a
                             Senior Fellow at The Carnegie Foundation for the
                             Advancement of Teaching.
 Philip K. Howard, Esq.     Director of NELICO since 1996 and Partner of the
  Howard, Darby & Levin      law firm of Howard, Darby & Levin in New York
  1330 Avenue of the         City.
  Americas
  New York, NY 10019
 Harry P. Kamen             Director of NELICO since 1996 and Chairman of
  Metropolitan Life          Metropolitan Life since 1998; formerly, Chairman
  One Madison Avenue         and Chief Executive Officer 1997-1998; Chairman,
  New York, NY 10010         President, and Chief Executive Officer 1995-1997
                             and Chairman and CEO 1993-1995 of Metropolitan
                             Life.
 Terence Lennon             Director of NELICO since 1996 and Senior Vice
  Metropolitan Life          President of Metropolitan Life Insurance Company
  One Madison Avenue         since 1994; formerly, Assistant Deputy
  New York, NY 10010         Superintendent and Chief Examiner 1984-1994 of
                             the New York Insurance Department.
 Bernard A. Leventhal       Director of NELICO since 1996; formerly, Vice
  Burlington Industries      Chairman of the Board of Directors 1995-1998 of
  1345 Avenue of the         Burlington Industries, Inc.; President since 1978
  Americas                   and Corporate Group Vice President since 1985 and
  New York, NY 10105         Director since 1990 of Burlington Menswear
                             Division.
 Thomas J. May              Director of NELICO since 1996 and Chairman,
  Boston Edison Company      President and Chief Executive Officer of Boston
  800 Boylston Street        Edison Company since 1994; formerly, Director
  Boston, MA 02199           1994-1996 of New England Mutual; President and
                             Chief Operating Officer 1993-1994 of Boston
                             Edison Co.
 Stewart G. Nagler          Director of NELICO since 1996 and Senior Executive
  Metropolitan Life          Vice President and Chief Financial Officer of
  One Madison Avenue         Metropolitan Life Insurance Company since 1986.
  New York, NY 10010

     NAME AND PRINCIPAL                PRINCIPAL BUSINESS EXPERIENCE
      BUSINESS ADDRESS                  DURING THE PAST FIVE YEARS
     ------------------                -----------------------------
 Rand N. Stowell            Director of NELICO since 1996 and President of
  United Timber Corp.        United Timber Corp. of Dixfield, Maine; formerly,
  P.O. Box 650               Director 1990-1996 of New England Mutual.
  Pine Street
  Dixfield, ME 04224
 Alexander B. Trowbridge    Director of NELICO since 1996 and President of
  Trowbridge Partners Inc.   Trowbridge Partners, Inc. in Washington, DC;
  1317 F Street, NW,         formerly, Director 1983-1996 of New England
  Suite 500                  Mutual.
  Washington, D.C. 20004

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                       PRINCIPAL BUSINESS EXPERIENCE
            NAME                        DURING THE PAST FIVE YEARS
            ----                       -----------------------------
 James M. Benson            See Directors above.
 David W. Allen             Senior Vice President of NELICO since 1996;
                             formerly, Senior Vice President 1994-1996 and
                             Vice President 1990-1994 of New England Mutual.
 Thom A. Faria              President, Career Agency System (a business unit
                             of NELICO) since 1996; formerly, Executive Vice
                             President in 1996, Senior Vice President 1993-
                             1996 of New England Mutual.
 Anne M. Goggin             Senior Vice President and Associate General
                             Counsel of NELICO since 1997; formerly, Vice
                             President and Counsel of NELICO in 1996, Vice
                             President and Counsel 1994-1996 and Second Vice
                             President and Counsel 1988-1994 of New England
                             Mutual.
 Daniel D. Jordan           Second Vice President, Counsel and Secretary since
                             1996; formerly, Counsel and Assistant Secretary
                             1990-1996 of New England Mutual.
 Richard D. Keidan          Senior Vice President of NELICO since 1996;
                             formerly, Vice President 1994-1996 of
                             Metropolitan Life (Chief Marketing Officer of
                             MetLife Brokerage) and Regional Sales and
                             Marketing Manager 1989-1994 of Phoenix Home Life.
 Alan C. Leland, Jr.        Senior Vice President of NELICO since 1996;
                             formerly, Vice President 1984-1996 of New England
                             Mutual.
 Bruce C. Long              President, New England Annuities (a business unit
                             of NELICO) since 1996; formerly, President 1994-
                             1996 New England Annuities (a business unit of
                             New England Mutual) and Senior Vice President in
                             1994 of New England Annuities; Vice President
                             1992-1996 of Keyport Life Insurance.
 George J. Maloof           Senior Vice President of NELICO since 1996;
                             formerly, Vice President 1991-1996 of New England
                             Mutual.
 Thomas W. McConnell        Senior Vice President of NELICO since 1996 and
                             Director, Chief Executive Officer and President
                             of New England Securities Corporation since 1993;
                             formerly, National Sales Manager 1993 of Alliance
                             Fund Distributors; National Sales Manager 1992-
                             1993 of Equitable Capital Securities.
 Thomas W. Moore            Senior Vice President of NELICO since 1996;
                             formerly, Vice President 1990-1996 of New England
                             Mutual.
 Robert W. Powell           President, Life Brokerage (a business unit of
                             NELICO) since 1996; formerly, Officer-In-Charge
                             1994-1996 of MetLife Brokerage (a subsidiary of
                             Metropolitan Life Insurance Company) and
                             Marketing Vice President 1988-1994 of MetLife.

                                      PRINCIPAL BUSINESS EXPERIENCE
          NAME                         DURING THE PAST FIVE YEARS
          ----                        -----------------------------
 Richard A. Robinson     Second Vice President and chief accounting officer of
                          NELICO since 1998; formerly, Second Vice President
                          1997-1998 of NELICO; Manager of Life Insurance
                          Accounting 1994-1997 and Chief Accountant 1992-1994
                          of Liberty Life Assurance Company.
 Robert E. Schneider     Executive Vice President and Chief Financial Officer
                          of NELICO since 1996; formerly, Director, Executive
                          Vice President and Chief Financial Officer 1993-1996
                          and Executive Vice President and Chief Financial
                          Officer 1990-1993 of New England Mutual.
 John G. Small, Jr.      President, New England Services (a business unit of
                          NELICO) since 1997; formerly, Senior Vice President
                          1996-1997 of NELICO and Senior Vice President 1990-
                          1996 of New England Mutual.
 Ellen D. Sullivan       Senior Vice President and Associate General Counsel of
                          NELICO since 1997; formerly, Vice President and
                          Counsel in 1996 of NELICO; Vice President and Counsel
                          1994-1996 and Second Vice President and Counsel 1985-
                          1994 of New England Mutual.
 H. James Wilson         Executive Vice President and General Counsel of NELICO
                          since 1996; formerly, Executive Vice President and
                          General Counsel 1993-1996, Senior Vice President and
                          General Counsel 1992-1993 of New England Mutual.
 John W. Wright          President, New England Employee Benefits Group (a
                          business unit of NELICO) since 1996; formerly,
                          President 1993-1996 New England Employee Benefits
                          Group (a business unit of New England Mutual), Senior
                          Vice President 1989-1993 of New England Employee
                          Benefits Group of New England Mutual.
 Frederick K. Zimmermann Executive Vice President and Chief Investment Officer
                          of NELICO since 1996; formerly, Executive Vice
                          President and Chief Investment Officer 1993-1996 and
                          Senior Vice President--Investments 1989-1993 of New
                          England Mutual.

  The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated otherwise.

  Like all financial services providers, NELICO utilizes systems that may be affected by Year 2000 transition issues and it relies on a number of third parties, including banks, custodians, and investment managers, that also may be affected. NELICO and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on NELICO. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. NELICO currently anticipates that its systems will be Year 2000 compliant on or about December 31, 1998, with systems testing and compliance verification to follow. There can, however, be no assurance that the other service providers have anticipated every step necessary to avoid any adverse effect on the Variable Account attributable to Year 2000 transition.

                                 VOTING RIGHTS

  NELICO is the legal owner of the Eligible Fund shares held in the Variable Account and has the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by applicable Federal securities law, NELICO will give you, as Policy Owner, the right to instruct NELICO how to vote the shares that are attributable to your Policy.

  The Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies will be determined as of the record date for the meeting. All Eligible Fund shares held in any Sub-Account of the Variable Account, or in any other registered (or to the extent voting privileges are granted by the issuing insurance company, unregistered) separate account of NELICO or an affiliate, and for which timely instructions are not received, will be voted in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote, for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that Sub-Account for all policies for which voting instructions are received. No voting privileges apply with respect to cash value removed from the Variable Account as a result of a Policy loan.

  All Zenith Fund shares held by the general account (or any unregistered separate account for which voting privileges were not extended) of NELICO or its affiliates will be voted in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

  The SEC requires the Eligible Funds' Boards of Trustees to monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences in voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Board of Trustees will have an obligation to determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If NELICO believes any Eligible Fund action is insufficient, NELICO will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that NELICO may be unable to remedy.

  If required by state insurance authorities, NELICO may disregard voting instructions if they would require that shares be voted to cause a change in the investment objectives of the portfolios of the Eligible Funds or to approve or disapprove an investment advisory or underwriting contract for a portfolio. In addition, NELICO may disregard voting instructions in favor of changes, initiated by a Policy Owner or an Eligible Fund's Board of Trustees, in the investment policy, investment adviser or principal underwriter of the Eligible Fund portfolio if NELICO (i) reasonably disapproves of the changes and (ii) in the case of a change in investment policy or investment adviser, makes a good faith determination that the proposed change is contrary to state law or is prohibited by state regulatory authorities or that the change would be inconsistent with a Sub-Account's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of NELICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the Sub-Account. If NELICO does disregard voting instructions, a summary of that action and the reasons for it will be included in the next semiannual report to Policy Owners.

                           RIGHTS RESERVED BY NELICO

  NELICO and its affiliates may change the voting procedures described above, and may vote Eligible Fund shares in their own right without instructions from Policy Owners, if the applicable Federal securities laws or regulations or interpretations of them change. NELICO also reserves the right: (1) to create new investment accounts; (2) to combine any two or more separate investment accounts including the Variable Account; (3) to make available additional Sub-Accounts of the Variable Account investing in additional Eligible Fund portfolios or in portfolios of other mutual funds; (4) to invest the assets of the Variable Account in securities other than Eligible Fund shares or in shares of a different series of the Eligible Funds as a substitute for such shares already purchased or as the securities to be purchased in the future, to withdraw the availability of a series of the Eligible Funds as an investment option under the Policies, or to transfer assets to NELICO's general account as permitted by applicable law; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and (6) to deregister the Variable Account under the Investment Company Act of 1940 if registration is no longer required. NELICO will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. NELICO will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account Sub-Accounts, call the toll-free number 1-800-333-2501.

  For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call the toll-free number 1-800-200-2214.

  You may also call our Client TeleService Center toll-free at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other types of Policy changes, please contact your registered representative.

                                    REPORTS

  NELICO will send you a statement annually showing your Policy's death benefit, cash value and any outstanding Policy loan principal. NELICO will also confirm Policy loans, subaccount transfers, lapses, surrenders and other Policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  NELICO may from time to time receive endorsements of the Policies from professional organizations. NELICO may refer to or use such endorsements in advertisements or sales material for the Policies. NELICO may also pay the professional organization making the endorsement for the use of its customer or mailing lists in order to distribute promotional materials regarding the Policies. An endorsement of the Policies by a third party is not necessarily indicative of the future performance or results which may be obtained by persons who purchase the Policies.

  From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions of reprints of such articles or rankings may be used by NELICO as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

  Articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds regarding individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volume and asset levels, and other characteristics may appear in various publications. References to or reprints of such articles may be used in promotional literature for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

  NELICO is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

  The advertising and sales literature for the Policies and the Variable Account may refer to historical, current and prospective economic trends.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland, Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") (formerly New England Variable Life Insurance Company) and the consolidated financial statements of NELICO and subsidiaries as of and for the years ended December 31, 1997 and 1996 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to NELICO, includes an explanatory paragraph referring to the change in the basis of accounting and the change in corporate organization), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The adjustments that were applied to restate the 1995 financial statements to reflect the effects of the changes for adoption of generally accepted accounting principles and the changes in corporate organization have also been audited by Deloitte & Touche LLP.

  The statutory statements of operations, surplus, and cash flows of New England Variable Life Insurance Company and New England Pension and Annuity Company for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports (which reports include adverse opinions as to generally accepted accounting principles and unqualified opinions as to statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware) of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statutory statements of operations and surplus, and cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the report (which report includes an adverse opinion as to generally accepted accounting principles and an unqualified opinion as to conformity with The Insurance Act 1978, amendments thereto and related regulations) of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The consolidated statements of operations, shareholder's equity, and cash flows of New England Securities Corporation for the year ended December 31, 1995 (not included herein); the statements of operations, changes in shareholder's equity, and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statements of earnings and retained earnings, and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The statements of operations and changes in net assets of New England Variable Life Separate Account for the period ended December 31, 1995 have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
                   NET CASH VALUES AND ACCUMULATED PREMIUMS

  The tables in Appendix A illustrate the way the Policies operate. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on face amounts of $250,000 and $500,000 for a male aged 40. The insured is assumed to be in the nonsmoker preferred risk classification. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. The illustrations for the $500,000 face amount reflect the lower sales charge and, in the illustrations based on current charges, the cost of insurance and first-year administrative charges that would apply, for Policies issued on or after May 1, 1997, to a Policy if issued in the personal market or if issued in business situations or to tax-qualified pension plans which qualify for those lower charges. (Policies issued prior to May 1, 1997 imposed different current cost of insurance rates.) (See "Charges and Expenses".) Each illustration is given for a Policy with an Option 1 and an Option 2 death benefit. These tables may assist in the comparison of death benefits, net cash values and cash values for the Policies with those under other variable life insurance policies which may be issued by NELICO or other companies.

  Death benefits, net cash values and cash values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if any Policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates.

  The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, a minimum death benefit guarantee charge and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The net cash values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 11 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .75% (on a current basis) and
 .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations are based on an average of the investment advisory fees and operating expenses incurred by the Eligible Funds, at an annual rate of .76% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between TNE Advisers and the Zenith Fund, under which TNE Advisers bears operating expenses of the Zenith Fund Series (other than the Capital Growth Series) that exceed certain amounts. TNE Advisers could terminate the expense cap and expense deferral arrangements at any time. If TNE Advisers terminates these arrangements, the values illustrated on the following pages could be less. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".)

  Taking account of the charges for mortality and expense risks in the Variable Account and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of - 1.50%, 4.41% and 10.32%, respectively, based on NELICO's current charge for mortality and expense risks, and -1.65%, 4.25% and 10.16%, respectively, based on NELICO's guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)

  The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash values and cash values illustrated. (See "Charges for NELICO's Income Taxes".)

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

  NELICO will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, NELICO will also furnish upon request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40

                   $3,800 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $250,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL              GROSS ANNUAL
END OF     AT 5%        RATE OF RETURN OF          RATE OF RETURN OF         RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------- -------------------------
 YEAR    PER YEAR      0%       6%      12%      0%       6%      12%      0%       6%      12%
------  -----------    --       --      ---      --       --      ---      --       --      ---
  1      $  3,990   $250,000 $250,000 $250,000 $ 1,733 $  1,922 $  2,112 $ 2,831 $  3,021 $  3,210
  2         8,180    250,000  250,000  250,000   4,599    5,158    5,740   5,729    6,288    6,870
  3        12,578    250,000  250,000  250,000   6,693    7,809    9,016   8,556    9,671   10,879
  4        17,197    250,000  250,000  250,000   9,491   11,355   13,454  11,291   13,155   15,254
  5        22,047    250,000  250,000  250,000  12,237   15,046   18,336  13,975   16,784   20,074
  6        27,140    250,000  250,000  250,000  15,156   19,113   23,934  16,604   20,561   25,382
  7        32,487    250,000  250,000  250,000  18,002   23,315   30,054  19,161   24,474   31,212
  8        38,101    250,000  250,000  250,000  20,815   27,699   36,790  21,684   28,568   37,658
  9        43,996    250,000  250,000  250,000  23,549   32,227   44,163  24,128   32,806   44,742
 10        50,186    250,000  250,000  250,000  26,250   36,952   52,287  26,540   37,242   52,577
 15        86,098    250,000  250,000  250,000  38,216   62,810  106,217  38,216   62,810  106,217
 20       131,933    250,000  250,000  252,697  48,032   93,899  194,382  48,032   93,899  194,382
 25       190,431    250,000  250,000  406,534  55,098  131,666  338,778  55,098  131,666  338,778
 30       265,091    250,000  250,000  657,890  57,811  177,830  572,078  57,811  177,830  572,078
 35       360,378    250,000  250,000  997,432  53,684  236,667  949,935  53,684  236,667  949,935
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------     --         --         ---        --         --         ---
  1        -54.40%    -49.41%    -44.41%  6,478.95%  6,478.95%  6,478.95%
  2        -29.16     -23.22     -17.32     662.65     662.65     662.65
  3        -24.36     -17.76     -11.28     265.39     265.39     265.39
  4        -17.97     -11.33      -4.82     152.66     152.66     152.66
  5        -14.32      -7.68      -1.18     102.87     102.87     102.87
  6        -11.57      -5.02       1.39      75.61      75.61      75.61
  7         -9.78      -3.30       3.05      58.68      58.68      58.68
  8         -8.49      -2.07       4.23      47.26      47.26      47.26
  9         -7.57      -1.19       5.07      39.10      39.10      39.10
 10         -6.86       -.51       5.73      33.01      33.01      33.01
 15         -5.19       1.20       7.45      17.02      17.02      17.02
 20         -4.61       1.97       8.29      10.35      10.35      10.44
 25         -4.51       2.43       8.78       6.81       6.81       9.93
 30         -4.84       2.73       9.07       4.68       4.68       9.78
 35         -5.86       3.00       9.26       3.27       3.27       9.47

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                   $3,800 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $250,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL              GROSS ANNUAL
END OF     AT 5%        RATE OF RETURN OF          RATE OF RETURN OF         RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------- -------------------------
 YEAR    PER YEAR      0%       6%      12%      0%       6%      12%      0%       6%      12%
------  -----------    --       --      ---      --       --      ---      --       --      ---
  1      $  3,990   $250,000 $250,000 $250,000 $ 1,571 $  1,753 $  1,936 $ 2,669 $  2,851 $  3,034
  2         8,180    250,000  250,000  250,000   4,123    4,652    5,205   5,254    5,783    6,335
  3        12,578    250,000  250,000  250,000   5,896    6,939    8,072   7,758    8,802    9,935
  4        17,197    250,000  250,000  250,000   8,378   10,106   12,058  10,179   11,906   13,858
  5        22,047    250,000  250,000  250,000  10,779   13,364   16,404  12,516   15,101   18,141
  6        27,140    250,000  250,000  250,000  13,316   16,935   21,366  14,764   18,383   22,814
  7        32,487    250,000  250,000  250,000  15,762   20,595   26,756  16,920   21,753   27,915
  8        38,101    250,000  250,000  250,000  18,113   24,343   32,619  18,982   25,212   33,487
  9        43,996    250,000  250,000  250,000  20,368   28,182   39,002  20,948   28,762   39,581
 10        50,186    250,000  250,000  250,000  22,520   32,110   45,956  22,810   32,399   46,245
 15        86,098    250,000  250,000  250,000  30,293   51,798   90,394  30,293   51,798   90,394
 20       131,933    250,000  250,000  250,000  33,538   72,604  161,226  33,538   72,604  161,226
 25       190,431    250,000  250,000  333,231  30,168   93,800  277,693  30,168   93,800  277,693
 30       265,091    250,000  250,000  531,420  14,860  113,234  462,104  14,860  113,234  462,104
 35       360,378    250,000  250,000  792,495       0  127,210  754,757       0  127,210  754,757
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------     --         --         ---        --         --         ---
  1        -58.66%    -53.86%    -49.04%  6,478.95%  6,478.95%  6,478.95%
  2        -34.45     -28.58     -22.73     662.65     662.65     662.65
  3        -29.52     -22.85     -16.29     265.39     265.39     265.39
  4        -22.45     -15.68      -9.05     152.66     152.66     152.66
  5        -18.33     -11.51      -4.86     102.87     102.87     102.87
  6        -15.20      -8.44      -1.85      75.61      75.61      75.61
  7        -13.12      -6.40        .15      58.68      58.68      58.68
  8        -11.66      -4.96       1.56      47.26      47.26      47.26
  9        -10.59      -3.90       2.62      39.10      39.10      39.10
 10         -9.79      -3.09       3.43      33.01      33.01      33.01
 15         -8.42      -1.21       5.57      17.02      17.02      17.02
 20         -8.66       -.44       6.72      10.35      10.35      10.35
 25        -10.58       -.10       7.50       6.81       6.81       8.67
 30        -20.35       -.04       7.97       4.68       4.68       8.69
 35           --        -.25       8.28       3.27       3.27       8.49

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                   $3,800 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $250,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                           DEATH BENEFIT              NET CASH VALUE              CASH VALUE
         PREMIUMS      ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
        ACCUMULATED         GROSS ANNUAL               GROSS ANNUAL              GROSS ANNUAL
END OF     AT 5%         RATE OF RETURN OF           RATE OF RETURN OF         RATE OF RETURN OF
POLICY   INTEREST   ---------------------------- ------------------------- -------------------------
 YEAR    PER YEAR      0%       6%       12%       0%       6%      12%      0%       6%      12%
------  -----------    --       --       ---       --       --      ---      --       --      ---
  1      $  3,990   $252,825 $253,014 $  253,204 $ 1,727 $  1,916 $  2,106 $ 2,825 $  3,014 $  3,204
  2         8,180    255,712  256,269    256,849   4,582    5,139    5,719   5,712    6,269    6,849
  3        12,578    258,522  259,632    260,834   6,659    7,770    8,972   8,522    9,632   10,834
  4        17,197    261,232  263,084    265,170   9,432   11,284   13,370  11,232   13,084   15,170
  5        22,047    263,884  266,671    269,934  12,146   14,933   18,197  13,884   16,671   19,934
  6        27,140    266,474  270,393    275,167  15,026   18,945   23,719  16,474   20,393   25,167
  7        32,487    268,983  274,235    280,895  17,824   23,077   29,736  18,983   24,235   30,895
  8        38,101    271,452  278,245    287,211  20,583   27,376   36,342  21,452   28,245   37,211
  9        43,996    273,832  282,377    294,124  23,253   31,798   43,545  23,832   32,377   44,124
 10        50,186    276,174  286,690    301,748  25,884   36,400   51,458  26,174   36,690   51,748
 15        86,098    287,426  311,349    353,509  37,426   61,349  103,509  37,426   61,349  103,509
 20       131,933    296,442  340,357    436,310  46,442   90,357  186,310  46,442   90,357  186,310
 25       190,431    301,888  373,048    567,880  51,888  123,048  317,880  51,888  123,048  317,880
 30       265,091    301,711  407,611    776,027  51,711  157,611  526,027  51,711  157,611  526,027
 35       360,378    292,932  440,621  1,104,943  42,932  190,621  854,943  42,932  190,621  854,943
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------     --         --         ---        --         --         ---
  1        -54.55%    -49.57%    -44.58%  6,553.31%  6,558.28%  6,563.25%
  2        -29.34     -23.41     -17.52     671.84     672.73     673.66
  3        -24.57     -17.98     -11.51     269.98     270.57     271.20
  4        -18.20     -11.57      -5.07     155.90     156.42     157.01
  5        -14.56      -7.92      -1.44     105.50     106.02     106.62
  6        -11.81      -5.27       1.13      77.91      78.44      79.07
  7        -10.03      -3.55       2.79      60.76      61.32      62.01
  8         -8.75      -2.33       3.96      49.20      49.79      50.54
  9         -7.83      -1.46       4.80      40.93      41.55      42.37
 10         -7.12       -.78       5.45      34.75      35.41      36.32
 15         -5.47        .91       7.15      18.55      19.42      20.80
 20         -4.97       1.62       7.93      11.73      12.83      14.80
 25         -5.05       1.94       8.37       8.04       9.39      12.00
 30         -5.76       2.01       8.64       5.71       7.31      10.61
 35         -7.67       1.92       8.81       4.03       5.92       9.90

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                   $3,800 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $250,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%         6%         12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --         --         ---
   1     $  3,990   $252,664 $252,846 $253,028 $ 1,566 $ 1,748 $  1,930 $ 2,664 $ 2,846 $  3,028    -58.80%    -54.01%    -49.21%
   2        8,180    255,234  255,761  256,312   4,104   4,631    5,181   5,234   5,761    6,312    -34.68     -28.81     -22.97
   3       12,578    257,718  258,755  259,881   5,855   6,892    8,019   7,718   8,755    9,881    -29.80     -23.13     -16.59
   4       17,197    260,108  261,822  263,758   8,308  10,022   11,958  10,108  11,822   13,758    -22.75     -15.98      -9.37
   5       22,047    262,407  264,966  267,974  10,669  13,228   16,237  12,407  14,966   17,974    -18.65     -11.84      -5.19
   6       27,140    264,606  268,179  272,552  13,158  16,731   21,104  14,606  18,179   22,552    -15.54      -8.78      -2.20
   7       32,487    266,702  271,460  277,525  15,544  20,302   26,366  16,702  21,460   27,525    -13.47      -6.76       -.22
   8       38,101    268,692  274,807  282,925  17,823  23,938   32,057  18,692  24,807   32,925    -12.03      -5.34       1.18
   9       43,996    270,572  278,216  288,794  19,993  27,637   38,214  20,572  28,216   38,794    -10.98      -4.29       2.21
  10       50,186    272,334  281,681  295,166  22,044  31,391   44,876  22,334  31,681   45,166    -10.20      -3.51       3.00
  15       86,098    279,029  299,470  336,083  29,029  49,470   86,083  29,029  49,470   86,083     -9.03      -1.79       5.00
  20      131,933    280,793  316,333  396,689  30,793  66,333  146,689  30,793  66,333  146,689     -9.69      -1.31       5.91
  25      190,431    275,048  328,662  485,376  25,048  78,662  235,376  25,048  78,662  235,376    -12.80      -1.49       6.42
  30      265,091    256,970  329,172  612,498   6,970  79,172  362,498   6,970  79,172  362,498    -35.28      -2.47       6.69
  35      360,378             305,193  790,790          55,193  540,790          55,193  540,790                -5.65       6.83
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1     6,549.06%  6,553.84%  6,558.62%
   2       671.08     671.92     672.80
   3       269.55     270.10     270.70
   4       155.58     156.06     156.61
   5       105.23     105.70     106.26
   6        77.65      78.14      78.73
   7        60.52      61.03      61.66
   8        48.96      49.49      50.18
   9        40.69      41.25      42.00
  10        34.51      35.10      35.93
  15        18.22      18.99      20.25
  20        11.29      12.25      14.05
  25         7.44       8.58      11.04
  30         4.83       6.18       9.41
  35                    4.22       8.48

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                   $7,600 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $500,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                           DEATH BENEFIT                NET CASH VALUE                 CASH VALUE
         PREMIUMS      ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
        ACCUMULATED         GROSS ANNUAL                 GROSS ANNUAL                 GROSS ANNUAL
END OF     AT 5%         RATE OF RETURN OF            RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   ---------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR      0%       6%       12%        0%       6%       12%        0%       6%       12%
------  -----------    --       --       ---        --       --       ---        --       --       ---
   1     $  7,980   $500,000 $500,000 $  500,000 $  3,850 $  4,242 $    4,635 $  6,046 $  6,438 $    6,831
   2       16,359    500,000  500,000    500,000    9,918   11,084     12,297   12,178   13,344     14,558
   3       25,157    500,000  500,000    500,000   14,459   16,795     19,322   18,184   20,520     23,048
   4       34,395    500,000  500,000    500,000   20,423   24,336     28,738   24,023   27,936     32,338
   5       44,095    500,000  500,000    500,000   26,285   32,193     39,104   29,760   35,668     42,579
   6       54,279    500,000  500,000    500,000   32,498   40,830     50,972   35,394   43,726     53,868
   7       64,973    500,000  500,000    500,000   38,581   49,783     63,971   40,898   52,100     66,288
   8       76,202    500,000  500,000    500,000   44,587   59,116     78,273   46,324   60,854     80,011
   9       87,992    500,000  500,000    500,000   50,455   68,786     93,955   51,613   69,944     95,113
  10      100,372    500,000  500,000    500,000   56,254   78,876    111,228   56,833   79,455    111,807
  15      172,197    500,000  500,000    500,000   81,216  133,333    225,100   81,216  133,333    225,100
  20      263,866    500,000  500,000    533,668  101,199  198,246    410,514  101,199  198,246    410,514
  25      380,862    500,000  500,000    855,918  115,634  277,234    713,265  115,634  277,234    713,265
  30      530,182    500,000  500,000  1,382,912  121,636  374,413  1,202,532  121,636  374,413  1,202,532
  35      720,756    500,000  523,649  2,094,848  114,438  498,713  1,995,093  114,438  498,713  1,995,093
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------     --         --         ---        --         --         ---
   1       -49.34%    -44.18%    -39.01%  6,478.95%  6,478.95%  6,478.95%
   2       -25.30     -19.29     -13.32     662.65     662.65     662.65
   3       -21.11     -14.52      -8.05     265.39     265.39     265.39
   4       -15.29      -8.70      -2.24     152.66     152.66     152.66
   5       -12.04      -5.48        .96     102.87     102.87     102.87
   6        -9.61      -3.15       3.19      75.61      75.61      75.61
   7        -8.04      -1.66       4.61      58.68      58.68      58.68
   8        -6.94       -.62       5.59      47.26      47.26      47.26
   9        -6.16        .11       6.29      39.10      39.10      39.10
  10        -5.55        .67       6.82      33.01      33.01      33.01
  15        -4.37       1.93       8.11      17.02      17.02      17.02
  20        -4.06       2.47       8.74      10.35      10.35      10.88
  25        -4.08       2.79       9.10       6.81       6.81      10.25
  30        -4.44       3.03       9.32       4.68       4.68      10.03
  35        -5.38       3.26       9.47       3.27       3.49       9.67

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                   $7,600 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $500,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                           DEATH BENEFIT               NET CASH VALUE                CASH VALUE
         PREMIUMS      ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
        ACCUMULATED         GROSS ANNUAL                GROSS ANNUAL                GROSS ANNUAL
END OF     AT 5%         RATE OF RETURN OF            RATE OF RETURN OF           RATE OF RETURN OF
POLICY   INTEREST   ---------------------------- --------------------------- ---------------------------
 YEAR    PER YEAR      0%       6%       12%       0%       6%       12%       0%       6%       12%
------  -----------    --       --       ---       --       --       ---       --       --       ---
   1     $  7,980   $500,000 $500,000 $  500,000 $ 3,530 $  3,909 $    4,289 $ 5,726 $  6,105 $    6,486
   2       16,359    500,000  500,000    500,000   8,787    9,891     11,043  11,048   12,151     13,303
   3       25,157    500,000  500,000    500,000  12,483   14,656     17,016  16,208   18,381     20,741
   4       34,395    500,000  500,000    500,000  17,597   21,191     25,252  21,198   24,791     28,852
   5       44,095    500,000  500,000    500,000  22,545   27,917     34,235  26,020   31,392     37,710
   6       54,279    500,000  500,000    500,000  27,766   35,280     44,482  30,662   38,176     47,378
   7       64,973    500,000  500,000    500,000  32,801   42,830     55,620  35,118   45,147     57,937
   8       76,202    500,000  500,000    500,000  37,646   50,569     67,741  39,383   52,306     69,479
   9       87,992    500,000  500,000    500,000  42,297   58,501     80,946  43,455   59,659     82,104
  10      100,372    500,000  500,000    500,000  46,740   66,622     95,341  47,320   67,202     95,920
  15      172,197    500,000  500,000    500,000  62,974  107,560    187,595  62,974  107,560    187,595
  20      263,866    500,000  500,000    500,000  70,169  151,253    335,124  70,169  151,253    335,124
  25      380,862    500,000  500,000    692,531  64,216  196,598    577,110  64,216  196,598    577,110
  30      530,182    500,000  500,000  1,103,642  34,620  240,087    959,689  34,620  240,087    959,689
  35      720,756    500,000  500,000  1,645,165       0  276,377  1,566,824       0  276,377  1,566,824
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------     --         --         ---        --         --         ---
   1       -53.55%    -48.57%    -43.56%  6,478.95%  6,478.95%  6,478.95%
   2       -31.42     -25.44     -19.50     662.65     662.65     662.65
   3       -27.23     -20.52     -13.93     265.39     265.39     265.39
   4       -20.71     -13.92      -7.29     152.66     152.66     152.66
   5       -16.92     -10.11      -3.46     102.87     102.87     102.87
   6       -14.03      -7.29       -.71      75.61      75.61      75.61
   7       -12.12      -5.42       1.11      58.68      58.68      58.68
   8       -10.78      -4.11       2.40      47.26      47.26      47.26
   9        -9.80      -3.14       3.35      39.10      39.10      39.10
  10        -9.07      -2.41       4.08      33.01      33.01      33.01
  15        -7.87       -.73       6.01      17.02      17.02      17.02
  20        -8.12       -.05       7.04      10.35      10.35      10.35
  25        -9.87        .26       7.75       6.81       6.81       8.92
  30       -17.96        .33       8.16       4.68       4.68       8.88
  35          --         .21       8.44       3.27       3.27       8.65

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                   $7,600 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $500,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                           DEATH BENEFIT                NET CASH VALUE                 CASH VALUE
         PREMIUMS      ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
        ACCUMULATED         GROSS ANNUAL                 GROSS ANNUAL                 GROSS ANNUAL
END OF     AT 5%         RATE OF RETURN OF            RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   ---------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR      0%       6%       12%        0%       6%       12%        0%       6%       12%
------  -----------    --       --       ---        --       --       ---        --       --       ---
   1     $  7,980   $506,037 $506,429 $  506,822 $  3,841 $  4,233 $    4,626 $  6,037 $  6,429 $    6,822
   2       16,359    512,153  513,316    514,527    9,892   11,056     12,266   12,153   13,316     14,527
   3       25,157    518,132  520,461    522,980   14,407   16,736     19,255   18,132   20,461     22,980
   4       34,395    523,933  527,829    532,211   20,332   24,228     28,610   23,933   27,829     32,211
   5       44,095    529,621  535,496    542,367   26,146   32,021     38,892   29,621   35,496     42,367
   6       54,279    535,195  543,471    553,541   32,299   40,575     50,645   35,195   43,471     53,541
   7       64,973    540,626  551,736    565,805   38,309   49,419     63,488   40,626   51,736     65,805
   8       76,202    545,970  560,360    579,329   44,233   58,623     77,591   45,970   60,360     79,329
   9       87,992    551,160  569,289    594,169   50,002   68,130     93,011   51,160   69,289     94,169
  10      100,372    556,272  578,611    610,542   55,693   78,032    109,963   56,272   78,611    110,542
  15      172,197    579,857  630,855    720,549   79,857  130,855    220,549   79,857  130,855    220,549
  20      263,866    598,169  691,585    895,604   98,169  191,585    395,604   98,169  191,585    395,604
  25      380,862    609,257  760,254  1,174,092  109,257  260,254    674,092  109,257  260,254    674,092
  30      530,182    609,305  833,716  1,615,761  109,305  333,716  1,115,761  109,305  333,716  1,115,761
  35      720,756    592,457  905,504  2,315,513   92,457  405,504  1,815,513   92,457  405,504  1,815,513
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------     --         --         ---        --         --         ---
   1       -49.46%    -44.30%    -39.14%  6,558.39%  6,563.54%  6,568.70%
   2       -25.44     -19.44     -13.47     672.43     673.36     674.32
   3       -21.26     -14.68      -8.22     270.27     270.88     271.55
   4       -15.46      -8.87      -2.41     156.11     156.66     157.27
   5       -12.21      -5.65        .77     105.67     106.22     106.84
   6        -9.78      -3.33       3.01      78.06      78.62      79.28
   7        -8.22      -1.84       4.42      60.91      61.49      62.21
   8        -7.12       -.81       5.40      49.33      49.95      50.74
   9        -6.34       -.08       6.09      41.06      41.71      42.58
  10        -5.74        .48       6.62      34.88      35.57      36.52
  15        -4.60       1.70       7.88      18.64      19.56      21.00
  20        -4.38       2.16       8.43      11.80      12.96      15.00
  25        -4.58       2.34       8.75       8.10       9.51      12.21
  30        -5.30       2.35       8.94       5.76       7.43      10.81
  35        -7.05       2.23       9.07       4.08       6.04      10.09

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                   $7,600 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $500,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                           DEATH BENEFIT               NET CASH VALUE                CASH VALUE
         PREMIUMS      ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
        ACCUMULATED         GROSS ANNUAL                GROSS ANNUAL                GROSS ANNUAL
END OF     AT 5%         RATE OF RETURN OF            RATE OF RETURN OF           RATE OF RETURN OF
POLICY   INTEREST   ---------------------------- --------------------------- ---------------------------
 YEAR    PER YEAR      0%       6%       12%       0%       6%       12%       0%       6%       12%
------  -----------    --       --       ---       --       --       ---       --       --       ---
   1      $ 7,980   $505,718 $506,096 $  506,476 $ 3,522 $  3,900 $    4,280 $ 5,718 $  6,096 $    6,476
   2       16,359    511,010  512,110    513,258   8,750    9,850     10,997  11,010   12,110     13,258
   3       25,157    516,126  518,287    520,634  12,401   14,562     16,909  16,126   18,287     20,634
   4       34,395    521,054  524,620    528,649  17,454   21,020     25,049  21,054   24,620     28,649
   5       44,095    525,796  531,114    537,368  22,321   27,639     33,892  25,796   31,114     37,368
   6       54,279    530,336  537,757    546,841  27,440   34,861     43,945  30,336   37,757     46,841
   7       64,973    534,668  544,543    557,134  32,351   42,227     54,817  34,668   44,543     57,134
   8       76,202    538,784  551,470    568,320  37,046   49,733     66,582  38,784   51,470     68,320
   9       87,992    542,679  558,533    580,479  41,520   57,375     79,320  42,679   58,533     80,479
  10      100,372    546,336  565,717    593,689  45,756   65,138     93,110  46,336   65,717     93,689
  15      172,197    560,357  602,740    678,669  60,357  102,740    178,669  60,357  102,740    178,669
  20      263,866    564,466  638,244    804,985  64,466  138,244    304,985  64,466  138,244    304,985
  25      380,862    553,512  665,094    990,642  53,512  165,094    490,642  53,512  165,094    490,642
  30      530,182    517,849  668,814  1,258,330  17,849  168,814    758,330  17,849  168,614    758,330
  35      720,756             624,187  1,636,753          124,187  1,136,753          124,187  1,136,753
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------     --         --         ---        --         --         ---
   1       -53.66%    -48.68%    -43.69%  6,554.18%  6,559.16%  6,564.16%
   2       -31.62     -25.66     -19.73     671.51     672.39     673.31
   3       -27.50     -20.80     -14.22     269.73     270.31     270.93
   4       -21.00     -14.23      -7.60     155.70     156.20     156.77
   5       -17.24     -10.43      -3.79     105.32     105.81     106.39
   6       -14.36      -7.63      -1.06      77.73      78.23      78.84
   7       -12.47      -5.78        .75      60.59      61.11      61.77
   8       -11.15      -4.48       2.02      49.02      49.57      50.28
   9       -10.19      -3.54       2.95      40.74      41.33      42.10
  10        -9.48      -2.83       3.66      34.56      35.18      36.03
  15        -8.47      -1.31       5.43      18.27      19.06      20.35
  20        -9.14       -.91       6.25      11.33      12.32      14.16
  25       -11.99      -1.10       6.69       7.48       8.66      11.16
  30       -29.86      -2.02       6.93       4.87       6.26       9.55
  35                   -4.78       7.05                  4.33       8.63

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  The information contained in this Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not represent what may happen in the future.

  The Policies were not available until August, 1995. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Goldman Sachs Midcap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series of the Zenith Fund commenced operations on May 2, 1994. The remaining Zenith Fund Series commenced operations on October 31, 1994. The Equity-Income Portfolio and Overseas Portfolio of the VIP Fund commenced operations on October 9, 1986 and January 28, 1987, respectively. The High Income Portfolio of the VIP Fund and the Asset Manager Portfolio of the VIP Fund II commenced operations on September 19, 1985 and September 6, 1989, respectively.

  The illustrations are based on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at the currently applicable annual rate of .75%. The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

VARIABLE ACCOUNT INVESTMENT EXPERIENCE

  The Policies are supported by the Variable Account which invests in the Eligible Funds. The investment experience of the Sub-Account or Sub-Accounts you choose will affect the values and benefits of your Policy.

  Many factors in addition to investment experience will affect the actual values and benefits of your Policy. For instance, these investment experience figures do not reflect the charges deducted from Premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate is the effective earnings rate at which the investment Sub-Accounts increased or decreased over a one-year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the Sub-Accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the Sub-Accounts increased or decreased since the inception dates of the Sub-Accounts. For each Sub-Account, the rate is calculated by taking the difference between the Sub-Account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     SUB-ACCOUNT INVESTING IN ZENITH FUND

                                                                        ANNUAL NET RATE OF RETURN
                  -----------------------------------------------------------------------------------------------------------
  SUB-ACCOUNT                                                                   FOR ONE YEAR ENDING
  -----------     8/26/83- --------------------------------------------------------------------------------------------------
                  12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
                  -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth*.    8.58%   -1.11%   66.84%   93.75%   51.56%   -9.47%   31.88%   -5.73%   52.83%   -6.75%   14.11%   -7.76%
Bond Income.....    2.77%   11.93    17.87    13.98     1.50     7.56    11.46     7.28    17.08     7.37    11.77    -4.08
Money Market....    3.03%    9.80     7.45     6.01     5.73     6.71     8.44     7.38     5.42     3.02     2.20     3.20
                                             8/26/83-  8/26/83-
  SUB-ACCOUNT                                12/31/97  12/31/97
  -----------                                 TOTAL    EFFECTIVE
                  12/31/95 12/31/96 12/31/97  RETURN    ANNUAL
                  -------- -------- -------- --------- ---------
Capital Growth*.   37.00%   20.16%   22.56%  1,692.05%   22.28%
Bond Income.....   20.29     3.82    10.06     273.72     9.62
Money Market....    4.91     4.34     4.55     121.92     5.71

                                                     ANNUAL NET RATE OF RETURN
                 -------------------------------------------------------------------------------------------------- 5/1/87-
  SUB-ACCOUNT                                                FOR ONE YEAR ENDING                                    12/31/97
  -----------    5/1/87-  -----------------------------------------------------------------------------------------  TOTAL
                 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97  RETURN
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.....  -13.06%  15.47%   29.18%   -4.86%   29.46%    6.49%    8.90%     .36%   35.90%   21.55%   31.51%   305.79%
Managed.........   -1.15%   8.67    18.20     2.44    19.28     5.90     9.82    -1.85    30.28    14.16    25.62    230.83
                  5/1/87-
  SUB-ACCOUNT    12/31/97
  -----------    EFFECTIVE
                  ANNUAL
                 ---------
Stock Index.....   14.03%
Managed.........   11.87

                                  ANNUAL NET RATE OF RETURN
                         -------------------------------------------- 4/30/93- 4/30/93-
      SUB-ACCOUNT                         FOR ONE YEAR ENDING         12/31/97 12/31/97
      -----------        4/30/93- -----------------------------------  TOTAL   EFFECTIVE
                         12/31/93 12/31/94 12/31/95 12/31/96 12/31/97  RETURN   ANNUAL
                         -------- -------- -------- -------- -------- -------- ---------
Growth and Income.......  13.67%   -1.94%   35.45%   17.21%   32.47%   134.41%   20.01%
Midcap Value**..........  14.16    -1.01    29.38    16.72    16.45     98.72    15.84

                               ANNUAL NET RATE OF RETURN
                          ----------------------------------- 5/2/94-   5/2/94-
       SUB-ACCOUNT                    FOR ONE YEAR ENDING     12/31/97 12/31/97
       -----------        5/2/94-  --------------------------  TOTAL   EFFECTIVE
                          12/31/94 12/31/95 12/31/96 12/31/97  RETURN   ANNUAL
                          -------- -------- -------- -------- -------- ---------
Small Cap................  -3.71%   27.88%   29.70%   23.92%    97.92%   20.47%

                              ANNUAL NET RATE OF RETURN
                         ------------------------------------ 10/31/94- 10/31/94-
                                      FOR ONE YEAR ENDING     12/31/97  12/31/97
                         10/31/94- --------------------------   TOTAL   EFFECTIVE
      SUB-ACCOUNT        12/31/94  12/31/95 12/31/96 12/31/97  RETURN    ANNUAL
      -----------        --------- -------- -------- -------- --------- ---------
Equity Growth...........   -4.32%   47.59%   12.32%   24.69%    97.78%    24.02%
Balanced................    -.22    23.86    16.03    15.31     65.36     17.21
Venture Value...........   -3.62    38.25    24.89    32.50    120.50     28.35
International Magnum
 Equity***..............    2.48     5.44     5.87    -2.04     12.06      3.66

-------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** The Goldman Sachs Midcap Value Series' Sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

*** The Morgan Stanley International Magnum Equity Series' sub-adviser was
    Draycott Partners until May 1, 1997, when Morgan Stanley Asset Management became sub-adviser.

          SUB-ACCOUNTS INVESTING IN VARIABLE INSURANCE PRODUCTS FUND

                                                          ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
  SUB-ACCOUNT                                                    FOR ONE YEAR ENDING
  -----------    10/9/86- --------------------------------------------------------------------------------------------------
                 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income...   .03%    -1.87%   21.79%   16.47%   -15.93%  30.46%   16.01%   17.41%    6.27%   34.09%   13.42%   27.15%
                 10/9/86- 10/9/86-
  SUB-ACCOUNT    12/31/97 12/31/97
  -----------     TOTAL   EFFECTIVE
                  RETURN   ANNUAL
                 -------- ---------
Equity-Income...  327.48%   13.81%

                                                     ANNUAL NET RATE OF RETURN
                 -------------------------------------------------------------------------------------------------- 1/28/87-
                                                             FOR ONE YEAR ENDING                                    12/31/97
                 1/28/87- -----------------------------------------------------------------------------------------  TOTAL
                 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97  RETURN
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Overseas........  -6.03%    7.32%   25.34%   -2.40%    7.19%   -11.39%  36.33%    .97%     8.86%   12.36%   10.72%   118.43%
                 1/28/87-
                 12/31/97
                 EFFECTIVE
                  ANNUAL
                 ---------
Overseas........   7.41%

                                                              ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
  SUB-ACCOUNT                                                         FOR ONE YEAR ENDING
  -----------    9/19/85- --------------------------------------------------------------------------------------------------
                 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....   6.15%   16.80%    0.46%   10.81%   -4.89%   -2.97%   34.07%   22.24%   19.50%   -2.28%   19.71%   13.17%
                          9/19/85- 9/19/85-
  SUB-ACCOUNT             12/31/97 12/31/97
  -----------              TOTAL   EFFECTIVE
                 12/31/97  RETURN   ANNUAL
                 -------- -------- ---------
High Income.....  16.79%   285.71%   11.62%

         SUB-ACCOUNT INVESTING IN VARIABLE INSURANCE PRODUCTS FUND II

                                              ANNUAL NET RATE OF RETURN
                   -------------------------------------------------------------------------------- 9/6/89-   9/6/89-
   SUB-ACCOUNT                                        FOR ONE YEAR ENDING                           12/31/97 12/31/97
   -----------     9/6/89-  -----------------------------------------------------------------------  TOTAL   EFFECTIVE
                   12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97  RETURN   ANNUAL
                   -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Asset Manager.....   .57%     5.92%   21.64%   10.88%   20.33%   -6.79%   16.08%   13.74%   19.75%   154.79%   11.90%

POLICY PERFORMANCE

  The material below assumes a Policy was issued with a $250,000 and $500,000 face amount, respectively, with annual premiums paid on August 26 of each year (May 1 in the case of the Zenith Stock Index, Zenith Managed and Zenith Small Cap Sub-Accounts; October 31 in the case of the Zenith Balanced, Zenith International Magnum, Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account, January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Midcap Value Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male age 40 in the nonsmoker preferred risk category. Values and benefits are shown first for Policies with the Option 1 death benefit and then for the Policies with the Option 2 death benefit. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular Sub-Account for the period shown. The illustrations of Policy investment experience reflect all Policy charges based on NELICO's current rates. The illustrations for the $500,000 face amount reflect the lower sales charge, cost of insurance and first-year administrative charges that would apply to the Policy if issued in the personal market or if issued in business situations or to tax-qualified pension plans which qualify for those lower charges. (See "Charges and Expenses".) (See Appendix A for the definition of the internal rate of return.)

                  MALE NONSMOKER PREFERRED RISK, AGE 40
                           $250,000 FACE AMOUNT
                          OPTION 1 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $ 3,800  $250,000 $250,000 $  3,525 $  2,427        --             --
December 31, 1983.......   3,800   250,000  250,000    3,595    2,497     -70.10%           --
December 31, 1984.......   7,600   250,000  250,000    6,449    5,282     -36.87       2,058.98%
December 31, 1985.......  11,400   250,000  250,000   14,356   12,457       6.69         447.23
December 31, 1986.......  15,200   250,000  250,000   30,701   28,865      36.91         212.13
December 31, 1987.......  19,000   250,000  250,000   48,772   46,998      40.24         130.64
December 31, 1988.......  22,800   250,000  250,000   47,157   45,540      24.45          91.23
December 31, 1989.......  26,600   250,000  250,000   64,192   62,865      25.46          68.52
December 31, 1990.......  30,400   250,000  250,000   64,000   62,962      18.51          53.94
December 31, 1991.......  34,200   250,000  250,000  101,174  100,426      23.83          43.89
December 31, 1992.......  38,000   250,000  250,000   97,663   97,204      18.50          36.58
December 31, 1993.......  41,800   250,000  250,000  114,634  114,465      17.81          31.06
December 31, 1994.......  45,600   250,000  250,000  107,755  107,755      13.90          26.76
December 31, 1995.......  49,400   250,000  260,741  152,480  152,480      16.49          23.90
December 31, 1996.......  53,200   250,000  305,438  186,243  186,243      16.81          23.04
December 31, 1997.......  57,000   250,000  363,084  231,264  231,264      17.31          22.52

ZENITH BOND INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH      NET      OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE  CASH VALUE NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- ---------- -------------- -------------
August 26, 1983......... $ 3,800  $250,000 $250,000 $ 3,525  $ 2,427          --             --
December 31, 1983.......   3,800   250,000  250,000   3,387    2,289       -76.70%           --
December 31, 1984.......   7,600   250,000  250,000   6,954    5,788       -28.68       2,058.98%
December 31, 1985.......  11,400   250,000  250,000  11,342    9,443       -13.49         447.23
December 31, 1986.......  15,200   250,000  250,000  15,940   14,104        -4.02         212.13
December 31, 1987.......  19,000   250,000  250,000  19,137   17,363        -3.83         130.64
December 31, 1988.......  22,800   250,000  250,000  23,555   21,938        -1.35          91.23
December 31, 1989.......  26,600   250,000  250,000  29,233   27,906         1.43          68.52
December 31, 1990.......  30,400   250,000  250,000  34,407   33,369         2.41          53.94
December 31, 1991.......  34,200   250,000  250,000  43,411   42,663         5.02          43.89
December 31, 1992.......  38,000   250,000  250,000  49,494   49,035         5.17          36.58
December 31, 1993.......  41,800   250,000  250,000  58,208   58,039         5.99          31.06
December 31, 1994.......  45,600   250,000  250,000  58,580   58,580         4.20          26.76
December 31, 1995.......  49,400   250,000  250,000  73,733   73,733         6.10          23.33
December 31, 1996.......  53,200   250,000  250,000  79,697   79,697         5.70          20.53
December 31, 1997.......  57,000   250,000  250,000  90,831   90,831         6.08          18.22

ZENITH MONEY MARKET SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH      NET      OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE  CASH VALUE NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- ---------- -------------- -------------
August 26, 1983......... $ 3,800  $250,000 $250,000 $ 3,525  $ 2,427          --             --
December 31, 1983.......   3,800   250,000  250,000   3,394    2,296       -76.49%           --
December 31, 1984.......   7,600   250,000  250,000   6,742    5,575       -32.12       2,058.98%
December 31, 1985.......  11,400   250,000  250,000  10,290    8,391       -21.47         447.23
December 31, 1986.......  15,200   250,000  250,000  13,899   12,062       -12.27         212.13
December 31, 1987.......  19,000   250,000  250,000  17,667   15,893        -7.57         130.64
December 31, 1988.......  22,800   250,000  250,000  21,839   20,222        -4.22          91.23
December 31, 1989.......  26,600   250,000  250,000  26,633   25,306        -1.49          68.52
December 31, 1990.......  30,400   250,000  250,000  31,528   30,491          .08          53.94
December 31, 1991.......  34,200   250,000  250,000  36,147   35,399          .79          43.89
December 31, 1992.......  38,000   250,000  250,000  40,112   39,654          .88          36.58
December 31, 1993.......  41,800   250,000  250,000  43,877   43,708          .83          31.06
December 31, 1994.......  45,600   250,000  250,000  48,211   48,211          .95          26.76
December 31, 1995.......  49,400   250,000  250,000  53,523   53,523         1.25          23.33
December 31, 1996.......  53,200   250,000  250,000  58,809   58,809         1.45          20.53
December 31, 1997.......  57,000   250,000  250,000  64,451   64,451         1.65          18.22

ZENITH STOCK INDEX SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH      NET      OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE  CASH VALUE NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- ---------- -------------- -------------
May 1, 1987............. $ 3,800  $250,000 $250,000 $ 3,525  $ 2,427          --             --
December 31, 1987.......   3,800   250,000  250,000   2,724    1,626       -71.91%           --
December 31, 1988.......   7,600   250,000  250,000   6,297    5,146       -29.28       1,070.47%
December 31, 1989.......  11,400   250,000  250,000  11,885   10,001        -7.66         337.59
December 31, 1990.......  15,200   250,000  250,000  14,073   12,252        -9.74         178.58
December 31, 1991.......  19,000   250,000  250,000  21,453   19,694         1.35         115.51
December 31, 1992.......  22,800   250,000  250,000  25,960   24,415         2.16          82.89
December 31, 1993.......  26,600   250,000  250,000  31,373   30,118         3.38          63.34
December 31, 1994.......  30,400   250,000  250,000  34,450   33,485         2.31          50.46
December 31, 1995.......  34,200   250,000  250,000  50,740   50,064         8.04          41.41
December 31, 1996.......  38,000   250,000  250,000  64,534   64,147         9.89          34.74
December 31, 1997.......  41,800   250,000  250,000  88,520   88,424        12.72          29.65

ZENITH MANAGED SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
May 1, 1987............. $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1987.......   3,800   250,000  250,000   3,089   1,991      -61.97%           --
December 31, 1988.......   7,600   250,000  250,000   6,472   5,321      -27.08       1,070.47%
December 31, 1989.......  11,400   250,000  250,000  11,123   9,239      -12.13         337.59
December 31, 1990.......  15,200   250,000  250,000  14,449  12,628       -8.40         178.58
December 31, 1991.......  19,000   250,000  250,000  20,467  18,708        -.58         115.51
December 31, 1992.......  22,800   250,000  250,000  24,833  23,289         .67          82.89
December 31, 1993.......  26,600   250,000  250,000  30,320  29,065        2.41          63.34
December 31, 1994.......  30,400   250,000  250,000  32,696  31,731        1.03          50.46
December 31, 1995.......  34,200   250,000  250,000  46,293  45,617        6.10          41.41
December 31, 1996.......  38,000   250,000  250,000  55,802  55,416        7.16          34.74
December 31, 1997.......  41,800   250,000  250,000  73,610  73,514        9.66          29.65

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
April 30, 1993.......... $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1993.......   3,800   250,000  250,000   3,516   2,418      -49.02%           --
December 31, 1994.......   7,600   250,000  250,000   6,432   5,286      -27.45       1,065.53%
December 31, 1995.......  11,400   250,000  250,000  12,427  10,549       -4.58         336.86
December 31, 1996.......  15,200   250,000  250,000  17,826  16,010        2.40         178.34
December 31, 1997.......  19,000   250,000  250,000  27,321  25,568       11.28         115.39

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
April 30, 1993.......... $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1993.......   3,800   250,000  250,000   3,533   2,435      -48.48%           --
December 31, 1994.......   7,600   250,000  250,000   6,498   5,352      -26.62       1,065.53%
December 31, 1995.......  11,400   250,000  250,000  12,111  10,232       -6.34         336.86
December 31, 1996.......  15,200   250,000  250,000  17,255  15,440         .72         178.34
December 31, 1997.......  19,000   250,000  250,000  23,595  21,842        5.25         115.39

ZENITH SMALL CAP SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
May 1, 1994............. $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1994.......   3,800   250,000  250,000   2,967   1,869      -65.57%           --
December 31, 1995.......   7,600   250,000  250,000   7,399   6,248      -15.73       1,075.45%
December 31, 1996.......  11,400   250,000  250,000  12,998  11,115       -1.51         338.33
December 31, 1997.......  15,200   250,000  250,000  19,843  18,022        8.00         178.83

ZENITH BALANCED SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE           NET   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH    CASH     NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE      VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- ------- ------------- -------------
October 31, 1994........ $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427       --             --
December 31, 1994.......   3,800   250,000  250,000   3,396   2,297    -95.08%           --
December 31, 1995.......   7,600   250,000  250,000   7,235   6,058    -30.57       3,427.00%
December 31, 1996.......  11,400   250,000  250,000  11,455   9,545    -14.73         539.22
December 31, 1997.......  15,200   250,000  250,000  16,218  14,371     -3.35         236.33

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE           NET   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH    CASH     NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE      VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- ------- ------------- -------------
October 31, 1994........ $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427       --             --
December 31, 1994.......   3,800   250,000  250,000   3,480   2,381    -93.90%           --
December 31, 1995.......   7,600   250,000  250,000   6,788   5,610    -39.45       3,427.00%
December 31, 1996.......  11,400   250,000  250,000  10,209   8,299    -25.70         539.22
December 31, 1997.......  15,200   250,000  250,000  12,897  11,050    -18.72         236.33

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE           NET   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH    CASH     NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE      VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- ------- ------------- -------------
October 31, 1994........ $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427       --             --
December 31, 1994.......   3,800   250,000  250,000   3,290   2,192    -96.28%           --
December 31, 1995.......   7,600   250,000  250,000   7,552   6,375    -24.26       3,427.00%
December 31, 1996.......  11,400   250,000  250,000  12,529  10,620     -5.99         539.22
December 31, 1997.......  15,200   250,000  250,000  19,610  17,763      9.46         236.33

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE           NET   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH    CASH     NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE      VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- ------- ------------- -------------
October 31, 1994........ $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427       --             --
December 31, 1994.......   3,800   250,000  250,000   3,210   2,112    -97.02%           --
December 31, 1995.......   7,600   250,000  250,000   7,556   6,379    -24.19       3,427.00%
December 31, 1996.......  11,400   250,000  250,000  11,536   9,627    -14.05         539.22
December 31, 1997.......  15,200   250,000  250,000  17,349  15,502      1.18         236.33

EQUITY-INCOME SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE           NET   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH    CASH     NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE      VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- ------- ------------- -------------
October 9, 1986......... $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427       --             --
December 31, 1986.......   3,800   250,000  250,000   3,412   2,314    -88.72%           --
December 31, 1987.......   7,600   250,000  250,000   5,714   4,537    -56.07       2,847.86%
December 31, 1988.......  11,400   250,000  250,000   9,836   7,926    -27.71         505.26
December 31, 1989.......  15,200   250,000  250,000  14,430  12,583    -10.78         227.75
December 31, 1990.......  19,000   250,000  250,000  15,194  13,409    -15.57         137.27
December 31, 1991.......  22,800   250,000  250,000  22,911  21,246     -2.59          94.76
December 31, 1992.......  26,600   250,000  250,000  29,788  28,413      2.04          70.66
December 31, 1993.......  30,400   250,000  250,000  37,838  36,752      5.04          55.37
December 31, 1994.......  34,200   250,000  250,000  43,003  42,207      4.91          44.89
December 31, 1995.......  38,000   250,000  250,000  61,052  60,545      9.56          37.32
December 31, 1996.......  41,800   250,000  250,000  71,996  71,779      9.95          31.62
December 31, 1997.......  45,600   250,000  250,000  94,468  94,468     12.06          27.20

OVERSEAS SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
January 28, 1987........ $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1987.......   3,800   250,000  250,000   2,716   1,617      -60.35%           --
December 31, 1988.......   7,600   250,000  250,000   6,345   5,215      -23.74         731.16%
December 31, 1989.......  11,400   250,000  250,000  11,392   9,530       -9.04         279.55
December 31, 1990.......  15,200   250,000  250,000  14,076  12,276       -8.63         158.04
December 31, 1991.......  19,000   250,000  250,000  18,251  16,513       -4.76         105.56
December 31, 1992.......  22,800   250,000  250,000  18,677  17,229       -8.14          77.19
December 31, 1993.......  26,600   250,000  250,000  29,372  28,214        1.50          59.70
December 31, 1994.......  30,400   250,000  250,000  32,308  31,439         .76          47.97
December 31, 1995.......  34,200   250,000  250,000  38,892  38,313        2.30          39.61
December 31, 1996.......  38,000   250,000  250,000  46,643  46,353        3.63          33.39
December 31, 1997.......  41,800   250,000  250,000  54,951  54,951        4.55          28.61

HIGH INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
September 19, 1985...... $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1985.......   3,800   250,000  250,000   3,559   2,461      -78.56%           --
December 31, 1986.......   7,600   250,000  250,000   7,202   6,030      -26.74       2,440.56%
December 31, 1987.......  11,400   250,000  250,000  10,170   8,266      -23.62         477.39
December 31, 1988.......  15,200   250,000  250,000  14,246  12,404      -11.22         220.41
December 31, 1989.......  19,000   250,000  250,000  16,326  14,546      -11.64         134.18
December 31, 1990.......  22,800   250,000  250,000  18,708  17,067      -10.46          93.12
December 31, 1991.......  26,600   250,000  250,000  28,064  26,712         .13          69.67
December 31, 1992.......  30,400   250,000  250,000  37,180  36,118        4.52          54.71
December 31, 1993.......  34,200   250,000  250,000  47,453  46,681        7.14          44.43
December 31, 1994.......  38,000   250,000  250,000  49,251  48,768        5.13          36.98
December 31, 1995.......  41,800   250,000  250,000  62,005  61,812        7.20          31.37
December 31, 1996.......  45,600   250,000  250,000  73,008  73,008        7.85          27.00
December 31, 1997.......  49,400   250,000  250,000  88,272  88,272        8.82          23.52

ASSET MANAGER SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
September 6, 1989....... $ 3,800  $250,000 $250,000 $ 3,525 $ 2,427         --             --
December 31, 1989.......   3,800   250,000  250,000   3,385   2,287      -79.75%           --
December 31, 1990.......   7,600   250,000  250,000   6,666   5,494      -34.56       2,221.58%
December 31, 1991.......  11,400   250,000  250,000  11,186   9,282      -15.01         460.64
December 31, 1992.......  15,200   250,000  250,000  15,449  13,607       -6.03         215.86
December 31, 1993.......  19,000   250,000  250,000  21,687  19,908        2.02         132.24
December 31, 1994.......  22,800   250,000  250,000  22,918  21,277       -2.46          92.09
December 31, 1995.......  26,600   250,000  250,000  29,747  28,396        1.97          69.04
December 31, 1996.......  30,400   250,000  250,000  36,909  35,847        4.29          54.29
December 31, 1997.......  34,200   250,000  250,000  47,133  46,361        6.93          44.14

                          OPTION 2 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $ 3,800  $250,000 $253,525 $  3,525 $  2,426        --             --
December 31, 1983.......   3,800   250,000  253,592    3,592    2,494     -70.19%           --
December 31, 1984.......   7,600   250,000  256,437    6,437    5,271     -37.06       2,101.48%
December 31, 1985.......  11,400   250,000  264,314   14,314   12,415       6.43         461.61
December 31, 1986.......  15,200   250,000  280,559   30,559   28,722      36.60         224.67
December 31, 1987.......  19,000   250,000  298,450   48,450   46,676      39.92         142.00
December 31, 1988.......  22,800   250,000  296,760   46,760   45,143      24.14          98.81
December 31, 1989.......  26,600   250,000  313,521   63,521   62,193      25.14          76.13
December 31, 1990.......  30,400   250,000  313,202   63,202   62,164      18.19          60.03
December 31, 1991.......  34,200   250,000  349,692   99,692   98,944      23.51          51.48
December 31, 1992.......  38,000   250,000  364,015   96,015   95,557      18.18          42.90
December 31, 1993.......  41,800   250,000  362,441  112,441  112,272      17.48          37.39
December 31, 1994.......  45,600   250,000  355,455  105,455  105,455      13.56          32.11
December 31, 1995.......  49,400   250,000  398,899  148,899  148,899      16.16          29.74
December 31, 1996.......  53,200   250,000  431,552  181,552  181,552      16.49          27.37
December 31, 1997.......  57,000   250,000  475,174  225,174  225,174      17.00          25.61

ZENITH BOND INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $ 3,800  $250,000 $253,525 $  3,525 $  2,426        --             --
December 31, 1983.......   3,800   250,000  253,385    3,385    2,286     -76.78%           --
December 31, 1984.......   7,600   250,000  256,942    6,942    5,775     -28.88       2,104.80%
December 31, 1985.......  11,400   250,000  261,310   11,310    9,411     -13.72         458.63
December 31, 1986.......  15,200   250,000  265,874   15,874   14,037      -4.28         218.77
December 31, 1987.......  19,000   250,000  269,030   19,030   17,256      -4.09         135.29
December 31, 1988.......  22,800   250,000  273,390   23,390   21,773      -1.62          95.16
December 31, 1989.......  26,600   250,000  278,982   28,982   27,655       1.16          72.18
December 31, 1990.......  30,400   250,000  284,054   34,054   33,016       2.14          57.38
December 31, 1991.......  34,200   250,000  292,888   42,888   42,140       4.75          47.45
December 31, 1992.......  38,000   250,000  298,800   48,800   48,341       4.89          40.04
December 31, 1993.......  41,800   250,000  307,275   57,275   57,106       5.70          34.57
December 31, 1994.......  45,600   250,000  307,530   57,530   57,530       3.90          29.91
December 31, 1995.......  49,400   250,000  322,277   72,277   72,277       5.81          26.81
December 31, 1996.......  53,200   250,000  327,983   77,983   77,983       5.40          23.94
December 31, 1997.......  57,000   250,000  338,699   88,699   88,699       5.78          21.72

ZENITH MONEY MARKET SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- --------- -------------- -------------
August 26, 1983......... $ 3,800  $250,000 $253,525 $ 3,525  $ 2,426         --             --
December 31, 1983.......   3,800   250,000  253,392   3,392    2,293      -76.57%           --
December 31, 1984.......   7,600   250,000  256,730   6,730    5,563      -32.31       2,103.40%
December 31, 1985.......  11,400   250,000  260,261  10,261    8,362      -21.70         457.59
December 31, 1986.......  15,200   250,000  263,843  13,843   12,006      -12.51         217.94
December 31, 1987.......  19,000   250,000  267,572  17,572   15,798       -7.82         134.95
December 31, 1988.......  22,800   250,000  271,691  21,691   20,074       -4.47          94.88
December 31, 1989.......  26,600   250,000  276,412  26,412   25,085       -1.76          71.87
December 31, 1990.......  30,400   250,000  281,215  31,215   30,177        -.19          57.11
December 31, 1991.......  34,200   250,000  285,725  35,725   34,977         .52          46.89
December 31, 1992.......  38,000   250,000  289,571  39,571   39,113         .59          39.43
December 31, 1993.......  41,800   250,000  293,207  43,207   43,038         .54          33.77
December 31, 1994.......  45,600   250,000  297,391  47,391   47,391         .66          29.40
December 31, 1995.......  49,400   250,000  302,526  52,526   52,526         .96          25.95
December 31, 1996.......  53,200   250,000  307,620  57,620   57,620        1.16          23.13
December 31, 1997.......  57,000   250,000  313,036  63,036   63,036        1.36          20.82

ZENITH STOCK INDEX SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- --------- -------------- -------------
May 1, 1987............. $ 3,800  $250,000 $253,525 $ 3,525  $ 2,426         --             --
December 31, 1987.......   3,800   250,000  252,721   2,721    1,623      -72.00%           --
December 31, 1988.......   7,600   250,000  256,283   6,283    5,132      -29.46       1,088.88%
December 31, 1989.......  11,400   250,000  261,845  11,845    9,962       -7.89         346.08
December 31, 1990.......  15,200   250,000  264,008  14,008   12,187       -9.97         183.40
December 31, 1991.......  19,000   250,000  271,322  21,322   19,563        1.10         120.05
December 31, 1992.......  22,800   250,000  275,761  25,761   24,217        1.90          86.79
December 31, 1993.......  26,600   250,000  281,081  31,081   29,826        3.12          66.96
December 31, 1994.......  30,400   250,000  284,071  34,071   33,106        2.04          53.68
December 31, 1995.......  34,200   250,000  300,087  50,087   49,412        7.77          45.30
December 31, 1996.......  38,000   250,000  313,570  63,570   63,184        9.60          38.93
December 31, 1997.......  41,800   250,000  337,010  87,010   86,913       12.43          34.53

ZENITH MANAGED SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET  CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- --------- -------------- -------------
May 1, 1987............. $ 3,800  $250,000 $253,525 $ 3,525  $ 2,426         --             --
December 31, 1987.......   3,800   250,000  253,085   3,085    1,987      -62.08%           --
December 31, 1988.......   7,600   250,000  256,457   6,457    5,306      -27.26       1,089.39%
December 31, 1989.......  11,400   250,000  261,086  11,086    9,202      -12.35         345.54
December 31, 1990.......  15,200   250,000  264,382  14,382   12,561       -8.63         183.52
December 31, 1991.......  19,000   250,000  270,343  20,343   18,585        -.83         119.85
December 31, 1992.......  22,800   250,000  274,646  24,646   23,101         .41          86.63
December 31, 1993.......  26,600   250,000  280,041  30,041   28,786        2.15          66.84
December 31, 1994.......  30,400   250,000  282,341  32,341   31,376         .76          53.52
December 31, 1995.......  34,200   250,000  295,706  45,706   45,030        5.83          44.99
December 31, 1996.......  38,000   250,000  304,983  54,983   54,597        6.89          38.41
December 31, 1997.......  41,800   250,000  322,380  72,380   72,283        9.37          33.80

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- --------- -------------- -------------
April 30, 1993.......... $ 3,800  $250,000 $253,525 $ 3,525  $ 2,426         --             --
December 31, 1993.......   3,800   250,000  253,511   3,511    2,412      -49.18%           --
December 31, 1994.......   7,600   250,000  256,417   6,417    5,271      -27.65       1,084.22%
December 31, 1995.......  11,400   250,000  262,383  12,383   10,505       -4.82         345.70
December 31, 1996.......  15,200   250,000  267,737  17,737   15,921        2.14         184.39
December 31, 1997.......  19,000   250,000  277,143  27,143   25,390       11.01         121.12

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- --------- -------------- -------------
April 30, 1993.......... $ 3,800  $250,000 $253,525 $ 3,525  $ 2,426         --             --
December 31, 1993.......   3,800   250,000  253,528   3,528    2,430      -48.64%           --
December 31, 1994.......   7,600   250,000  256,482   6,482    5,336      -26.82       1,084.41%
December 31, 1995.......  11,400   250,000  262,068  12,068   10,189       -6.58         345.48
December 31, 1996.......  15,200   250,000  267,169  17,169   15,353         .46         184.20
December 31, 1997.......  19,000   250,000  273,443  23,443   21,690        4.99         120.36

ZENITH SMALL CAP SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- --------- -------------- -------------
May 1, 1994............. $ 3,800  $250,000 $253,525 $ 3,525  $ 2,426         --             --
December 31, 1994.......   3,800   250,000  252,963   2,963    1,865      -65.67%           --
December 31, 1995.......   7,600   250,000  257,383   7,383    6,232      -15.93       1,097.19%
December 31, 1996.......  11,400   250,000  262,954  12,954   11,070       -1.75         347.62
December 31, 1997.......  15,200   250,000  269,747  19,747   17,926        7.74         185.57

ZENITH BALANCED SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- --------- -------------- -------------
October 31, 1994........ $ 3,800  $250,000 $253,525 $ 3,525  $ 2,426         --             --
December 31, 1994.......   3,800   250,000  253,394   3,394    2,296      -95.10%           --
December 31, 1995.......   7,600   250,000  257,224   7,224    6,047      -30.78       3,516.26%
December 31, 1996.......  11,400   250,000  261,426  11,426    9,516      -14.98         553.69
December 31, 1997.......  15,200   250,000  266,156  16,156   14,309       -3.61         243.99

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET  CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- --------- -------------- -------------
October 31, 1994........ $ 3,800  $250,000 $253,525 $ 3,525  $ 2,426         --             --
December 31, 1994.......   3,800   250,000  253,478   3,478    2,380      -93.92%           --
December 31, 1995.......   7,600   250,000  256,778   6,778    5,601      -39.63       3,510.76%
December 31, 1996.......  11,400   250,000  260,184  10,184    8,275      -25.92         552.14
December 31, 1997.......  15,200   250,000  262,852  12,852   11,005      -18.96         242.45

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE           NET   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH    CASH     NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE      VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- ------- ------------- -------------
October 31, 1994........ $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426       --             --
December 31, 1994.......   3,800   250,000  253,288   3,288   2,190    -96.30%           --
December 31, 1995.......   7,600   250,000  257,541   7,541   6,364    -24.49       3,520.17%
December 31, 1996.......  11,400   250,000  262,497  12,497  10,587     -6.25         555.03
December 31, 1997.......  15,200   250,000  269,531  19,531  17,684      9.19         245.54

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE           NET   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH    CASH     NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE      VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- ------- ------------- -------------
October 31, 1994........ $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426       --             --
December 31, 1994.......   3,800   250,000  253,209   3,209   2,110    -97.04%           --
December 31, 1995.......   7,600   250,000  257,544   7,544   6,367    -24.42       3,520.21%
December 31, 1996.......  11,400   250,000  261,506  11,506   9,597    -14.30         553.80
December 31, 1997.......  15,200   250,000  267,280  17,280  15,433       .91         244.51

EQUITY-INCOME SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE           NET   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH    CASH     NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE      VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- ------- ------------- -------------
October 9, 1986......... $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426       --             --
December 31, 1986.......   3,800   250,000  253,410   3,410   2,312    -88.75%           --
December 31, 1987.......   7,600   250,000  255,705   5,705   4,528    -56.22       2,904.05%
December 31, 1988.......  11,400   250,000  259,811   9,811   7,902    -27.93         516.76
December 31, 1989.......  15,200   250,000  264,376  14,376  12,529    -11.02         234.29
December 31, 1990.......  19,000   250,000  265,121  15,121  13,336    -15.81         141.20
December 31, 1991.......  22,800   250,000  272,768  22,768  21,103     -2.84          98.75
December 31, 1992.......  26,600   250,000  279,557  29,557  28,181      1.79          74.52
December 31, 1993.......  30,400   250,000  287,476  37,476  36,390      4.78          59.22
December 31, 1994.......  34,200   250,000  292,513  42,513  41,716      4.64          48.50
December 31, 1995.......  38,000   250,000  310,228  60,228  59,721      9.29          41.58
December 31, 1996.......  41,800   250,000  320,873  70,873  70,656      9.67          35.94
December 31, 1997.......  45,600   250,000  342,785  92,785  92,785     11.78          32.07

OVERSEAS SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE           NET   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH    CASH     NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE      VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- ------- ------------- -------------
January 28, 1987........ $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426       --             --
December 31, 1987.......   3,800   250,000  252,710   2,710   1,612    -60.50%           --
December 31, 1988.......   7,600   250,000  256,327   6,327   5,197    -23.94         742.67%
December 31, 1989.......  11,400   250,000  261,346  11,346   9,484     -9.27         286.02
December 31, 1990.......  15,200   250,000  263,999  13,999  12,199     -8.88         162.22
December 31, 1991.......  19,000   250,000  268,126  18,126  16,388     -5.02         109.08
December 31, 1992.......  22,800   250,000  268,521  18,521  17,073     -8.40          79.82
December 31, 1993.......  26,600   250,000  279,084  29,084  27,925      1.24          62.90
December 31, 1994.......  30,400   250,000  281,935  31,935  31,066       .49          50.85
December 31, 1995.......  34,200   250,000  288,372  38,372  37,793      2.02          42.52
December 31, 1996.......  38,000   250,000  295,932  45,932  45,643      3.35          36.39
December 31, 1997.......  41,800   250,000  304,011  54,011  54,011      4.27          31.69

HIGH INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
September 19, 1985...... $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426         --             --
December 31, 1985.......   3,800   250,000  253,557   3,557   2,458      -78.63%           --
December 31, 1986.......   7,600   250,000  257,190   7,190   6,018      -26.95       2,499.11%
December 31, 1987.......  11,400   250,000  260,143  10,143   8,239      -23.85         488.48
December 31, 1988.......  15,200   250,000  264,190  14,190  12,348      -11.46         226.63
December 31, 1989.......  19,000   250,000  266,240  16,240  14,461      -11.89         138.29
December 31, 1990.......  22,800   250,000  268,587  18,587  16,945      -10.72          96.34
December 31, 1991.......  26,600   250,000  277,838  27,838  26,486        -.13          73.26
December 31, 1992.......  30,400   250,000  286,814  36,814  35,752        4.26          58.46
December 31, 1993.......  34,200   250,000  296,897  46,897  46,125        6.87          48.35
December 31, 1994.......  38,000   250,000  298,576  48,576  48,094        4.85          40.46
December 31, 1995.......  41,800   250,000  311,030  61,030  60,837        6.91          35.12
December 31, 1996.......  45,600   250,000  321,711  71,711  71,711        7.56          30.86
December 31, 1997.......  49,400   250,000  336,527  86,527  86,527        8.53          27.63

ASSET MANAGER SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
September 6, 1989....... $ 3,800  $250,000 $253,525 $ 3,525 $ 2,426         --             --
December 31, 1989.......   3,800   250,000  253,383   3,383   2,285      -79.81%           --
December 31, 1990.......   7,600   250,000  256,656   6,656   5,484      -34.74       2,269.84%
December 31, 1991.......  11,400   250,000  261,156  11,156   9,252      -15.24         472.30
December 31, 1992.......  15,200   250,000  265,389  15,389  13,547       -6.27         222.43
December 31, 1993.......  19,000   250,000  271,570  21,570  19,791        1.76         137.57
December 31, 1994.......  22,800   250,000  272,761  22,761  21,120       -2.72          95.96
December 31, 1995.......  26,600   250,000  279,497  29,497  28,145        1.70          72.80
December 31, 1996.......  30,400   250,000  286,536  36,536  35,474        4.02          57.99
December 31, 1997.......  34,200   250,000  296,568  46,568  45,796        6.65          48.00

----------

* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

                   MALE NON-SMOKER PREFERRED RISK AGE 40
                           $500,000 FACE AMOUNT
                          OPTION 1 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $  7,600 $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1983.......    7,600  500,000  500,000    7,380    5,184     -66.70%           --
December 31, 1984.......   15,200  500,000  500,000   13,482   11,149     -32.13       2,058.98%
December 31, 1985.......   22,800  500,000  500,000   30,134   26,336      10.99         447.23
December 31, 1986.......   30,400  500,000  500,000   64,593   60,920      40.23         212.13
December 31, 1987.......   38,000  500,000  500,000  102,726   99,178      42.76         130.64
December 31, 1988.......   45,600  500,000  500,000   99,370   96,136      26.40          91.23
December 31, 1989.......   53,200  500,000  500,000  135,379  132,725      27.07          68.52
December 31, 1990.......   60,800  500,000  500,000  135,020  132,945      19.88          53.94
December 31, 1991.......   68,400  500,000  500,000  213,508  212,012      25.01          43.89
December 31, 1992.......   76,000  500,000  500,000  206,107  205,190      19.54          36.58
December 31, 1993.......   83,600  500,000  500,000  241,943  241,605      18.73          31.06
December 31, 1994.......   91,200  500,000  500,000  227,431  227,431      14.73          26.76
December 31, 1995.......   98,800  500,000  550,159  321,731  321,731      17.24          24.64
December 31, 1996.......  106,400  500,000  644,000  392,683  392,683      17.48          23.71
December 31, 1997.......  114,000  500,000  765,145  487,354  487,354      17.92          23.12

ZENITH BOND INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $  7,600 $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1983.......    7,600  500,000  500,000    6,962    4,766     -73.84%           --
December 31, 1984.......   15,200  500,000  500,000   14,519   12,185     -23.78       2,058.98%
December 31, 1985.......   22,800  500,000  500,000   23,787   19,989      -9.53         447.23
December 31, 1986.......   30,400  500,000  500,000   33,527   29,854       -.98         212.13
December 31, 1987.......   38,000  500,000  500,000   40,335   36,787      -1.38         130.64
December 31, 1988.......   45,600  500,000  500,000   49,727   46,493        .68          91.23
December 31, 1989.......   53,200  500,000  500,000   61,810   59,156       3.16          68.52
December 31, 1990.......   60,800  500,000  500,000   72,838   70,763       3.92          53.94
December 31, 1991.......   68,400  500,000  500,000   91,991   90,495       6.34          43.89
December 31, 1992.......   76,000  500,000  500,000  104,976  104,059       6.35          36.58
December 31, 1993.......   83,600  500,000  500,000  123,546  123,208       7.06          31.06
December 31, 1994.......   91,200  500,000  500,000  124,386  124,386       5.18          26.76
December 31, 1995.......   98,800  500,000  500,000  156,508  156,508       6.98          23.33
December 31, 1996.......  106,400  500,000  500,000  168,977  168,977       6.49          20.53
December 31, 1997.......  114,000  500,000  500,000  192,356  192,356       6.80          18.22

ZENITH MONEY MARKET SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $  7,600 $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1983.......    7,600  500,000  500,000    6,977    4,781     -73.60%           --
December 31, 1984.......   15,200  500,000  500,000   14,078   11,744     -27.32       2,058.98%
December 31, 1985.......   22,800  500,000  500,000   21,583   17,785     -17.59         447.23
December 31, 1986.......   30,400  500,000  500,000   29,243   25,570      -9.23         212.13
December 31, 1987.......   38,000  500,000  500,000   37,261   33,713      -5.08         130.64
December 31, 1988.......   45,600  500,000  500,000   46,144   42,910      -2.14          91.23
December 31, 1989.......   53,200  500,000  500,000   56,363   53,708        .28          68.52
December 31, 1990.......   60,800  500,000  500,000   66,809   64,734       1.62          53.94
December 31, 1991.......   68,400  500,000  500,000   76,680   75,184       2.16          43.89
December 31, 1992.......   76,000  500,000  500,000   85,182   84,265       2.11          36.58
December 31, 1993.......   83,600  500,000  500,000   93,267   92,929       1.96          31.06
December 31, 1994.......   91,200  500,000  500,000  102,545  102,545       1.98          26.76
December 31, 1995.......   98,800  500,000  500,000  113,791  113,791       2.20          23.33
December 31, 1996.......  106,400  500,000  500,000  124,845  124,845       2.30          20.53
December 31, 1997.......  114,000  500,000  500,000  136,597  136,597       2.42          18.22

ZENITH STOCK INDEX SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
May 1, 1987............. $  7,600 $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1987.......    7,600  500,000  500,000    5,684    3,488     -68.81%           --
December 31, 1988.......   15,200  500,000  500,000   13,243   10,941     -25.20       1,070.47%
December 31, 1989.......   22,800  500,000  500,000   25,039   21,272      -4.11         337.59
December 31, 1990.......   30,400  500,000  500,000   29,710   26,068      -6.98         178.58
December 31, 1991.......   38,000  500,000  500,000   45,366   41,849       3.63         115.51
December 31, 1992.......   45,600  500,000  500,000   54,955   51,866       4.07          82.89
December 31, 1993.......   53,200  500,000  500,000   66,479   63,969       5.02          63.34
December 31, 1994.......   60,800  500,000  500,000   73,059   71,128       3.75          50.46
December 31, 1995.......   68,400  500,000  500,000  107,670  106,319       9.29          41.41
December 31, 1996.......   76,000  500,000  500,000  136,992  136,220      10.99          34.74
December 31, 1997.......   83,600  500,000  500,000  187,918  187,725      13.70          29.65

ZENITH MANAGED SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
May 1, 1987............. $  7,600 $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1987.......    7,600  500,000  500,000    6,442    4,246     -58.14%           --
December 31, 1988.......   15,200  500,000  500,000   13,601   11,299     -22.98       1,070.47%
December 31, 1989.......   22,800  500,000  500,000   23,425   19,659      -8.65         337.59
December 31, 1990.......   30,400  500,000  500,000   30,489   26,847      -5.66         178.58
December 31, 1991.......   38,000  500,000  500,000   43,261   39,745       1.69         115.51
December 31, 1992.......   45,600  500,000  500,000   52,549   49,460       2.57          82.89
December 31, 1993.......   53,200  500,000  500,000   64,230   61,720       4.04          63.34
December 31, 1994.......   60,800  500,000  500,000   69,328   67,397       2.46          50.46
December 31, 1995.......   68,400  500,000  500,000   98,230   96,878       7.36          41.41
December 31, 1996.......   76,000  500,000  500,000  118,469  117,696       8.28          34.74
December 31, 1997.......   83,600  500,000  500,000  156,311  156,118      10.65          29.65

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
April 30, 1993.......... $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1993.......   7,600   500,000  500,000   7,352   5,156      -43.90%           --
December 31, 1994.......  15,200   500,000  500,000  13,535  11,243      -23.27       1,065.53%
December 31, 1995.......  22,800   500,000  500,000  26,179  22,423        -.99         336.86
December 31, 1996.......  30,400   500,000  500,000  37,619  33,988        5.19         178.34
December 31, 1997.......  38,000   500,000  500,000  57,685  54,178       13.52         115.39

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
April 30, 1993.......... $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1993.......   7,600   500,000  500,000   7,387   5,191      -43.33%           --
December 31, 1994.......  15,200   500,000  500,000  13,668  11,376      -22.45       1,065.53%
December 31, 1995.......  22,800   500,000  500,000  25,501  21,745       -2.81         336.86
December 31, 1996.......  30,400   500,000  500,000  36,403  32,772        3.49         178.34
December 31, 1997.......  38,000   500,000  500,000  49,809  46,303        7.47         115.39

ZENITH SMALL CAP SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
May 1, 1994............. $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1994.......   7,600   500,000  500,000   6,197   4,001      -61.86%           --
December 31, 1995.......  15,200   500,000  500,000  15,555  13,253      -11.23       1,075.45%
December 31, 1996.......  22,800   500,000  500,000  27,389  23,622        2.14         338.33
December 31, 1997.......  30,400   500,000  500,000  41,836  38,194       10.78         178.83

ZENITH BALANCED SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1994.......   7,600   500,000  500,000   6,919   4,723      -94.20%           --
December 31, 1995.......  15,200   500,000  500,000  15,040  12,686      -24.90       3,427.01%
December 31, 1996.......  22,800   500,000  500,000  23,948  20,129      -10.44         539.22
December 31, 1997.......  30,400   500,000  500,000  34,025  30,331        -.14         236.33

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1994.......   7,600   500,000  500,000   7,089   4,893      -92.83%           --
December 31, 1995.......  15,200   500,000  500,000  14,109  11,755      -34.15       3,427.01%
December 31, 1996.......  22,800   500,000  500,000  21,337  17,518      -21.53         539.22
December 31, 1997.......  30,400   500,000  500,000  27,056  23,362      -15.51         236.33

ZENITH VENTURE VALUE SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1994.......   7,600   500,000  500,000   6,706   4,510      -95.60%           --
December 31, 1995.......  15,200   500,000  500,000  15,705  13,351      -18.30       3,427.01%
December 31, 1996.......  22,800   500,000  500,000  26,197  22,378       -1.60         539.22
December 31, 1997.......  30,400   500,000  500,000  41,133  37,439       12.70         236.33

ZENITH EQUITY GROWTH SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1994.......   7,600   500,000  500,000   6,544   4,348      -96.46%           --
December 31, 1995.......  15,200   500,000  500,000  15,721  13,367      -18.14       3,427.01%
December 31, 1996.......  22,800   500,000  500,000  24,123  20,304       -9.73         539.22
December 31, 1997.......  30,400   500,000  500,000  36,400  32,706        4.41         236.33

EQUITY-INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 9, 1986......... $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1986.......   7,600   500,000  500,000   6,950   4,754      -87.30%           --
December 31, 1987.......  15,200   500,000  500,000  11,878   9,524      -51.96       2,847.86%
December 31, 1988.......  22,800   500,000  500,000  20,581  16,763      -23.69         505.26
December 31, 1989.......  30,400   500,000  500,000  30,319  26,625       -7.60         227.75
December 31, 1990.......  38,000   500,000  500,000  31,969  28,400      -13.01         137.27
December 31, 1991.......  45,600   500,000  500,000  48,322  44,992        -.49          94.76
December 31, 1992.......  53,200   500,000  500,000  62,919  60,168        3.80          70.66
December 31, 1993.......  60,800   500,000  500,000  80,034  77,862        6.56          55.37
December 31, 1994.......  68,400   500,000  500,000  91,049  89,456        6.25          44.89
December 31, 1995.......  76,000   500,000  500,000 129,386 128,372       10.73          37.32
December 31, 1996.......  83,600   500,000  500,000 152,651 152,217       11.00          31.62
December 31, 1997.......  91,200   500,000  500,000 200,371 200,371       12.99          27.20

OVERSEAS SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
January 28,1987......... $ 7,600  $500,000 $500,000 $ 7,121 $ 4,924         --             --
December 31, 1987.......   7,600   500,000  500,000   5,790   3,594      -55.56%           --
December 31, 1988.......  15,200   500,000  500,000  13,452  11,192      -19.69         731.16%
December 31, 1989.......  22,800   500,000  500,000  24,140  20,415       -5.64         279.55
December 31, 1990.......  30,400   500,000  500,000  29,852  26,252       -5.97         158.04
December 31, 1991.......  38,000   500,000  500,000  38,734  35,258       -2.55         105.56
December 31, 1992.......  45,600   500,000  500,000  39,700  36,804       -6.23          77.19
December 31, 1993.......  53,200   500,000  500,000  62,423  60,107        3.11          59.70
December 31, 1994.......  60,800   500,000  500,000  68,708  66,971        2.18          47.97
December 31, 1995.......  68,400   500,000  500,000  82,756  81,597        3.56          39.61
December 31, 1996.......  76,000   500,000  500,000  99,289  98,709        4.77          33.39
December 31, 1997.......  83,600   500,000  500,000 117,002 117,002        5.58          28.61

HIGH INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
September 19, 1985...... $  7,600 $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1985.......    7,600  500,000  500,000    7,282    5,086     -75.91%           --
December 31, 1986.......   15,200  500,000  500,000   14,995   12,651     -21.66       2,440.56%
December 31, 1987.......   22,800  500,000  500,000   21,280   17,472     -19.76         477.39
December 31, 1988.......   30,400  500,000  500,000   29,916   26,232      -8.17         220.41
December 31, 1989.......   38,000  500,000  500,000   34,376   30,818      -9.14         134.18
December 31, 1990.......   45,600  500,000  500,000   39,489   36,207      -8.32          93.12
December 31, 1991.......   53,200  500,000  500,000   59,362   56,659       1.92          69.67
December 31, 1992.......   60,800  500,000  500,000   78,748   76,624       6.05          54.71
December 31, 1993.......   68,400  500,000  500,000  100,589   99,045       8.47          44.43
December 31, 1994.......   76,000  500,000  500,000  104,474  103,509       6.33          36.98
December 31, 1995.......   83,600  500,000  500,000  131,622  131,236       8.27          31.37
December 31, 1996.......   91,200  500,000  500,000  155,034  155,034       8.81          27.00
December 31, 1997.......   98,800  500,000  500,000  187,405  187,405       9.69          23.52

ASSET MANAGER SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
September 6, 1989....... $  7,600 $500,000 $500,000 $  7,121 $  4,924        --             --
December 31, 1989.......    7,600  500,000  500,000    6,929    4,733     -77.47%           --
December 31, 1990.......   15,200  500,000  500,000   13,891   11,548     -29.90       2,221.58%
December 31, 1991.......   22,800  500,000  500,000   23,430   19,622     -11.08         460.64
December 31, 1992.......   30,400  500,000  500,000   32,462   28,778      -3.00         215.86
December 31, 1993.......   38,000  500,000  500,000   45,681   42,122       4.46         132.24
December 31, 1994.......   45,600  500,000  500,000   48,352   45,070       -.41          92.09
December 31, 1995.......   53,200  500,000  500,000   62,874   60,171       3.70          69.04
December 31, 1996.......   60,800  500,000  500,000   78,098   75,974       5.78          54.29
December 31, 1997.......   68,400  500,000  500,000   99,834   98,289       8.24          44.14

                             OPTION 2 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $  7,600 $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1983.......    7,600  500,000  507,376    7,376    5,180     -66.78%           --
December 31, 1984.......   15,200  500,000  513,465   13,465   11,132     -32.27       2,103.42%
December 31, 1985.......   22,800  500,000  530,070   30,070   26,272      10.80         462.32
December 31, 1986.......   30,400  500,000  564,378   64,378   60,705      40.01         225.31
December 31, 1987.......   38,000  500,000  602,237  102,237   98,689      42.53         142.58
December 31, 1988.......   45,600  500,000  598,767   98,767   95,533      26.17          99.21
December 31, 1989.......   53,200  500,000  634,358  134,358  131,703      26.84          76.53
December 31, 1990.......   60,800  500,000  633,806  133,806  131,731      19.64          60.35
December 31, 1991.......   68,400  500,000  711,253  211,253  209,757      24.78          51.87
December 31, 1992.......   76,000  500,000  703,602  203,602  202,684      19.30          43.22
December 31, 1993.......   83,600  500,000  738,615  238,615  238,277      18.49          37.72
December 31, 1994.......   91,200  500,000  723,939  223,939  223,939      14.49          32.39
December 31, 1995.......   98,800  500,000  816,256  316,256  316,256      17.00          30.06
December 31, 1996.......  106,400  500,000  885,416  385,416  385,416      17.24          27.69
December 31, 1997.......  114,000  500,000  977,819  477,819  477,819      17.69          25.94

ZENITH BOND INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $  7,600 $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1983.......    7,600  500,000  506,958    6,958    4,762     -73.91%           --
December 31, 1984.......   15,200  500,000  514,500   14,500   12,167     -23.93       2,106.82%
December 31, 1985.......   22,800  500,000  523,738   23,738   19,940      -9.70         459.19
December 31, 1986.......   30,400  500,000  533,426   33,426   29,753      -1.16         219.12
December 31, 1987.......   38,000  500,000  540,173   40,173   36,625      -1.57         135.55
December 31, 1988.......   45,600  500,000  549,476   49,476   46,242        .49          95.38
December 31, 1989.......   53,200  500,000  561,427   61,427   58,773       2.97          72.39
December 31, 1990.......   60,800  500,000  572,301   72,301   70,225       3.72          57.58
December 31, 1991.......   68,400  500,000  591,193   91,193   89,697       6.14          47.66
December 31, 1992.......   76,000  500,000  603,917  103,917  103,000       6.15          40.24
December 31, 1993.......   83,600  500,000  622,126  122,126  121,788       6.85          34.78
December 31, 1994.......   91,200  500,000  622,788  122,788  122,788       4.97          30.10
December 31, 1995.......   98,800  500,000  654,254  154,254  154,254       6.77          27.02
December 31, 1996.......  106,400  500,000  666,237  166,237  166,237       6.27          24.13
December 31, 1997.......  114,000  500,000  688,832  188,832  188,832       6.56          21.92

ZENITH MONEY MARKET SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
August 26, 1983......... $  7,600 $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1983.......    7,600  500,000  506,973    6,973    4,777     -73.67%           --
December 31, 1984.......   15,200  500,000  514,060   14,060   11,726     -27.47       2,105.38%
December 31, 1985.......   22,800  500,000  521,540   21,540   17,741     -17.76         458.09
December 31, 1986.......   30,400  500,000  529,158   29,158   25,485      -9.40         218.24
December 31, 1987.......   38,000  500,000  537,116   37,116   33,568      -5.26         135.18
December 31, 1988.......   45,600  500,000  545,919   45,919   42,685      -2.32          95.09
December 31, 1989.......   53,200  500,000  556,025   56,025   53,371        .10          72.06
December 31, 1990.......   60,800  500,000  566,331   66,331   64,256       1.43          57.29
December 31, 1991.......   68,400  500,000  576,036   76,036   74,540       1.97          47.07
December 31, 1992.......   76,000  500,000  584,356   84,356   83,439       1.91          39.60
December 31, 1993.......   83,600  500,000  592,246   92,246   91,908       1.76          33.94
December 31, 1994.......   91,200  500,000  601,295  101,295  101,295       1.78          29.56
December 31, 1995.......   98,800  500,000  612,243  112,243  112,243       1.99          26.11
December 31, 1996.......  106,400  500,000  622,937  122,937  122,937       2.08          23.29
December 31, 1997.......  114,000  500,000  634,244  134,244  134,244       2.19          20.97

ZENITH STOCK INDEX SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
May 1, 1987............. $  7,600 $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1987.......    7,600  500,000  505,679    5,679    3,483     -68.88%           --
December 31, 1988.......   15,200  500,000  513,222   13,222   10,920     -25.33       1,089.84%
December 31, 1989.......   22,800  500,000  524,979   24,979   21,212      -4.27         346.53
December 31, 1990.......   30,400  500,000  529,611   29,611   25,969      -7.15         183.67
December 31, 1991.......   38,000  500,000  545,166   45,166   41,649       3.45         120.31
December 31, 1992.......   45,600  500,000  554,653   54,653   51,564       3.89          87.02
December 31, 1993.......   53,200  500,000  566,034   66,034   63,524       4.83          67.17
December 31, 1994.......   60,800  500,000  572,481   72,481   70,551       3.55          53.87
December 31, 1995.......   68,400  500,000  606,674  106,674  105,323       9.10          45.53
December 31, 1996.......   76,000  500,000  635,522  135,522  134,749      10.79          39.17
December 31, 1997.......   83,600  500,000  685,622  185,622  185,429      13.50          34.81

ZENITH MANAGED SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
May 1, 1987............. $ 7,600  $500,000 $507,120 $  7,120 $  4,924       --             --
December 31, 1987.......   7,600   500,000  506,436    6,436    4,240    -58.23%           --
December 31, 1988.......  15,200   500,000  513,579   13,579   11,277    -23.11       1,090.36%
December 31, 1989.......  22,800   500,000  523,370   23,370   19,603     -8.81         345.96
December 31, 1990.......  30,400   500,000  530,388   30,388   26,746     -5.83         183.80
December 31, 1991.......  38,000   500,000  543,073   43,073   39,557      1.51         120.09
December 31, 1992.......  45,600   500,000  552,264   52,264   49,175      2.38          86.85
December 31, 1993.......  53,200   500,000  563,805   63,805   61,295      3.86          67.05
December 31, 1994.......  60,800   500,000  568,787   68,787   66,856      2.27          53.71
December 31, 1995.......  68,400   500,000  597,334   97,334   95,982      7.16          45.20
December 31, 1996.......  76,000   500,000  617,219  117,219  116,447      8.09          38.63
December 31, 1997.......  83,600   500,000  654,440  154,440  154,247     10.45          34.04

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $ 7,600  $500,000 $507,120 $  7,120 $  4,924       --             --
December 31, 1993.......   7,600   500,000  507,345    7,345    5,148    -44.02%           --
December 31, 1994.......  15,200   500,000  513,511   13,511   11,219    -23.42       1,085.20%
December 31, 1995.......  22,800   500,000  526,113   26,113   22,356     -1.17         346.17
December 31, 1996.......  30,400   500,000  537,484   37,484   33,853      5.01         184.73
December 31, 1997.......  38,000   500,000  557,414   57,414   53,907     13.52         121.43

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $ 7,600  $500,000 $507,120 $  7,120 $  4,924       --             --
December 31, 1993.......   7,600   500,000  507,380    7,380    5,183    -43.45%           --
December 31, 1994.......  15,200   500,000  513,644   13,644   11,352    -22.60       1,085.39%
December 31, 1995.......  22,800   500,000  525,436   25,436   21,680     -2.99         345.93
December 31, 1996.......  30,400   500,000  536,273   36,273   32,641      3.30         184.53
December 31, 1997.......  38,000   500,000  549,578   49,578   46,071      7.28         120.64

ZENITH SMALL CAP SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
May 1, 1994............. $ 7,600  $500,000 $507,120 $  7,120 $  4,924       --             --
December 31, 1994.......   7,600   500,000  506,191    6,191    3,995    -61.94%           --
December 31, 1995.......  15,200   500,000  515,530   15,530   13,228    -11.38       1,098.31%
December 31, 1996.......  22,800   500,000  527,321   27,321   23,555      1.97         348.12
December 31, 1997.......  30,400   500,000  541,691   41,691   38,049     10.60         185.94

ZENITH BALANCED SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
October 31, 1994........ $ 7,600  $500,000 $507,120 $  7,120 $  4,924       --             --
December 31, 1994.......   7,600   500,000  506,917    6,917    4,270    -94.21%           --
December 31, 1995.......  15,200   500,000  515,024   15,024   12,669    -25.06       3,519.81%
December 31, 1996.......  22,800   500,000  523,904   23,904   20,085    -10.62         554.35
December 31, 1997.......  30,400   500,000  533,931   33,931   30,237      -.32         244.36

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1994.......   7,600   500,000  507,087    7,087    4,890     -92.85%           --
December 31, 1995.......  15,200   500,000  514,095   14,095   11,740     -34.29       3,514.09%
December 31, 1996.......  22,800   500,000  521,300   21,300   17,481     -21.70         552.72
December 31, 1997.......  30,400   500,000  526,987   26,987   23,293     -15.68         242.75

ZENITH VENTURE VALUE SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1994.......   7,600   500,000  506,704    6,704    4,507     -95.61%           --
December 31, 1995.......  15,200   500,000  515,688   15,688   13,334     -18.47       3,523.91%
December 31, 1996.......  22,800   500,000  526,147   26,147   22,328      -1.79         555.75
December 31, 1997.......  30,400   500,000  541,013   41,013   37,319      12.50         245.99

ZENITH EQUITY GROWTH SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
October 31, 1994........ $ 7,600  $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1994.......   7,600   500,000  506,542    6,542    4,345     -96.47%           --
December 31, 1995.......  15,200   500,000  515,703   15,703   13,349     -18.31       3,524.00%
December 31, 1996.......  22,800   500,000  524,077   24,077   20,258      -9.91         554.46
December 31, 1997.......  30,400   500,000  536,297   36,297   32,603       4.22         244.91

EQUITY-INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
October 9, 1986......... $ 7,600  $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1986.......   7,600   500,000  506,948    6,948    4,751     -87.33%           --
December 31, 1987.......  15,200   500,000  511,865   11,865    9,511     -52.07       2,906.29%
December 31, 1988.......  22,800   500,000  520,545   20,545   16,726     -23.85         517.29
December 31, 1989.......  30,400   500,000  530,237   30,237   26,543      -7.77         234.62
December 31, 1990.......  38,000   500,000  531,858   31,858   28,289     -13.19         141.41
December 31, 1991.......  45,600   500,000  548,105   48,105   44,775       -.67          98.96
December 31, 1992.......  53,200   500,000  562,567   62,567   59,815       3.62          74.73
December 31, 1993.......  60,800   500,000  579,482   79,482   77,310       6.37          59.44
December 31, 1994.......  68,400   500,000  590,301   90,301   88,708       6.05          48.71
December 31, 1995.......  76,000   500,000  628,129  128,129  127,115      10.53          41.83
December 31, 1996.......  83,600   500,000  650,940  150,940  150,505      10.80          36.19
December 31, 1997.......  91,200   500,000  697,812  197,812  197,812      12.79          32.34

OVERSEAS SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
January 28, 1987........ $ 7,600  $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1987.......   7,600   500,000  505,782    5,782    3,586     -55.67%           --
December 31, 1988.......  15,200   500,000  513,425   13,425   11,164     -19.84         743.37%
December 31, 1989.......  22,800   500,000  524,070   24,070   20,345      -5.81         286.41
December 31, 1990.......  30,400   500,000  529,736   29,736   26,136      -6.14         162.47
December 31, 1991.......  38,000   500,000  538,544   38,544   35,068      -2.73         109.30
December 31, 1992.......  45,600   500,000  539,463   39,463   36,567      -6.42          79.99
December 31, 1993.......  53,200   500,000  561,984   61,984   59,667       2.92          63.10
December 31, 1994.......  60,800   500,000  568,139   68,139   66,402       1.99          51.03
December 31, 1995.......  68,400   500,000  581,963   81,963   80,804       3.37          42.71
December 31, 1996.......  76,000   500,000  598,204   98,204   97,625       4.57          36.58
December 31, 1997.......  83,600   500,000  615,573  115,573  115,573       5.38          31.89

HIGH INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
September 19, 1985...... $ 7,600  $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1985.......   7,600   500,000  507,279    7,279    5,082     -75.97%           --
December 31, 1986.......  15,200   500,000  514,977   14,977   12,633     -21.82       2,501.52%
December 31, 1987.......  22,800   500,000  521,239   21,239   17,431     -19.93         489.00
December 31, 1988.......  30,400   500,000  529,832   29,832   26,149      -8.35         226.94
December 31, 1989.......  38,000   500,000  534,247   34,247   30,689      -9.32         138.51
December 31, 1990.......  45,600   500,000  539,305   39,305   36,022      -8.50          96.52
December 31, 1991.......  53,200   500,000  559,018   59,018   56,315       1.73          73.46
December 31, 1992.......  60,800   500,000  578,191   78,191   76,067       5.86          58.68
December 31, 1993.......  68,400   500,000  599,741   99,741   98,196       8.28          48.58
December 31, 1994.......  76,000   500,000  603,444  103,444  102,479       6.13          40.66
December 31, 1995.......  83,600   500,000  630,136  130,136  129,750       8.06          35.34
December 31, 1996.......  91,200   500,000  653,060  153,060  153,060       8.61          31.09
December 31, 1997.......  98,800   500,000  684,709  184,709  184,709       9.48          27.87

ASSET MANAGER SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                   INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------- -------------- -------------
September 6, 1989....... $ 7,600  $500,000 $507,120 $  7,120 $  4,924        --             --
December 31, 1989.......   7,600   500,000  506,926    6,926    4,730     -77.52%           --
December 31, 1990.......  15,200   500,000  513,876   13,876   11,532     -30.03       2,271.89%
December 31, 1991.......  22,800   500,000  523,385   23,385   19,577     -11.24         472.86
December 31, 1992.......  30,400   500,000  532,370   32,370   28,686      -3.18         222.76
December 31, 1993.......  38,000   500,000  545,503   45,503   41,945       4.27         137.85
December 31, 1994.......  45,600   500,000  548,113   48,113   44,831       -.60          96.17
December 31, 1995.......  53,200   500,000  562,493   62,493   59,790       3.51          73.01
December 31, 1996.......  60,800   500,000  577,530   77,530   75,406       5.59          58.20
December 31, 1997.......  68,400   500,000  598,972   98,972   97,427       8.04          48.23

--------

 * Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below is a comparison of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

  The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. These trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

  Over the 53 20-year time periods beginning in 1926 and ending in 1997 (i.e., 1926-1945, 1927-1946, and so on through 1978-1997):

  -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 50 of the 53 periods.

  -- The average annual return of common stocks surpassed that of U.S.
     Treasury bills in each of the 53 periods.

  -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 53 periods.

  Over the 43 30-year periods beginning in 1926 and ending in 1997, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 43 periods.

  From 1926 through 1997 the average annual return for common stocks was 11.0%, compared to 5.7% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
--------

* Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook (TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                               ----------------

                 SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR
                           SPECIFIC HOLDING PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 1997.

  The chart shows that, historically, the longer that a portfolio matching the S&P 500 Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

  The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one fund. Rather it shows the historic performance of a broad index of stocks.

                               ----------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                        GREATER
                                                                         THAN
HOLDING          NEGATIVE 0-5.00% 5.01-10.00% 10.01-15.00% 15.01-20.00% 20.00%
PERIOD            RETURN  RETURN    RETURN       RETURN       RETURN    RETURN
-------          -------- ------- ----------- ------------ ------------ -------
 1 year.........   28%       4%       11%          7%          11%        39%
 5 years........   10%      15%       15%         31%          19%        10%
10 years........    3%      10%       34%         24%          27%         2%
20 years........    0%       6%       32%         55%           7%         0%

--------

Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook (TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                             DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

                                  APPENDIX D

                            USES OF LIFE INSURANCE

  The following are examples of ways in which the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

  Life insurance may be purchased on the lives of the family income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchased should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

  Life insurance may be purchased by a trust on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased would equal the amount of the estimated estate tax liability. Upon the insured's death, the trustee could make the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

  Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

  In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any cash value loans or surrenders will reduce the policy death benefit.

MORTGAGE PROTECTION

  Life insurance may be purchased on the life of the person responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

  During the insured's lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any cash value loans or surrenders will reduce the policy death benefit.

KEY PERSON PROTECTION

  Life insurance may be purchased by the business on the life of the key person in an amount equal to the key person's value, considering salary, benefits, and contribution to business profits. Upon the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

  Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

  Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Any cash value loans or surrenders will reduce the policy death benefit.

  Because the Policy provides a death benefit and for the accumulation of cash value, the Policy can be used for various individual and business planning purposes. Purchasing the Policy in part for such purposes entails certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if sufficient premiums are not paid or cash values maintained, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which the Policy was purchased. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                  APPENDIX E

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS

                                  CASH-VALUE
                                     LIFE    NON-QUALIFIED           QUALIFIED
                                  INSURANCE    ANNUITIES     IRA'S    PENSION
                                  ---------- ------------- --------- ---------
   Annual Contribution Limits        No           No          Yes       Yes
   Income Eligibility Limits         No           No          Yes**     No
   Borrowing Treated as              No*          Yes      Loans not   Yes,
    Distributions                                          allowed    beyond
                                                                      $50,000
   Income Ordering Rules (Income     No*          Yes         Yes       Yes
    included in First
    Distribution)
   Early Withdrawal Penalties        No*          Yes***      Yes***    Yes***
   Minimum Distribution Rules by     No           No          Yes       Yes
    Age 70 1/2
   Maximum Annual Distribution       No           No          Yes       Yes
    Rules
   Anti-discrimination Rules         No           No          No        Yes

--------
Department of the Treasury                                           March 1990
 Office of Tax Analysis

  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

  The foregoing information is not intended as tax advice. You should consult with your own tax advisor for more complete information.

                NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                        REPORT OF INDEPENDENT AUDITORS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (formerly New England Variable Life Insurance Company) as of December 31, 1997, and the related statements of operations and changes in net assets for the two years then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of operations and changes in net assets of New England Variable Life Separate Account for the year ended December 31, 1995 were audited by other auditors whose report, dated February 6, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1997, and the results of their operations and the changes in their net assets for the two years then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Separate Account of New England Variable Life Insurance Company:

We have audited the statements of operations and changes in net assets of New England Variable Life Separate Account, comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account for the year ended December 31, 1995, and also comprised of the Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, and Venture Value Sub-Account for the period May 1, 1995 (commencement of operations) through December 31, 1995, of New England Variable Life Insurance Company. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and changes in net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operations and changes in net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations and changes in net assets. We believe that our audit of the statements of operations and changes in net assets provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company for each of the aforementioned periods ending December 31, 1995, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 6, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                                            NEW ENGLAND ZENITH FUND
                                            ----------------------------------------------------------------------------------------
                                                                                                                           GROWTH
                                              CAPITAL       BOND        MONEY         STOCK                    AVANTI        AND
                                              GROWTH       INCOME       MARKET        INDEX      MANAGED       GROWTH      INCOME
                                            SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                                            -----------  -----------  -----------  -----------  ----------- ------------ -----------
ASSETS
 Investments in New England Zenith Fund,
  Variable Insurance Products Fund, and
  Variable Insurance Products Fund II at
  value (Note 2)............................. $761,342,931 $46,779,684 $36,990,546 $66,002,486  $42,839,748  $35,698,565 $36,701,292
                      SHARES        COST
                     --------- --------------
 Capital Growth
  Series............ 1,905,310 $  669,976,568
 Back Bay Advisors
  Bond Income
  Series............   431,109     45,887,625
 Back Bay Advisors
  Money Market
  Series............   369,905     36,990,546
 Westpeak Stock
  Index Series......   423,745     46,113,427
 Back Bay Advisors
  Managed Series....   225,651     33,392,311
 Loomis Sayles
  Avanti Growth
  Series............   209,265     28,734,184
 Westpeak Growth
  and Income
  Series............   203,930     29,842,628
 Loomis Sayles
  Small Cap Series..   347,003     49,723,722
 Salomon Brothers
  U.S. Government
  Series............    15,715        176,828
 Loomis Sayles
  Balanced Series...   547,678      7,495,878
 Alger Equity
  Growth Series..... 2,783,337     43,651,128
 Morgan Stanley
  International
  Magnum Equity
  Series............   773,563      8,555,901
 Davis Venture
  Value Series...... 2,875,094     49,085,168
 Salomon Brothers
  Bond
  Opportunities
  Series............    52,710        635,304
 VIP Equity-Income
  Portfolio......... 5,116,958     91,540,584
 VIP Overseas
  Portfolio......... 4,049,703     66,617,006
 VIP High Income
  Portfolio.........   622,056      7,482,998
 VIP II Asset
  Manager
  Portfolio.........   350,236      5,336,650
                               --------------
    Total...........           $1,221,238,456
                               ==============
 Amount due and accrued (payable) from
  policy-related transactions, net...........      101,231     159,544     897,289     107,549       48,961       (8,730)      9,824
 Dividends receivable........................           --          --     165,664          --           --           --          --
                                              ------------ ----------- ----------- -----------  -----------  ----------- -----------
    Total Assets.............................  761,444,162  46,939,228  38,053,499  66,110,035   42,888,709   35,689,835  36,711,116
LIABILITIES
 Due New England Life Insurance Company......   69,802,554   5,423,528   4,948,075   8,559,199    4,348,325    4,623,232   4,943,446
                                              ------------ ----------- ----------- -----------  -----------  ----------- -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................... $691,641,608 $41,515,700 $33,105,424 $57,550,836  $38,540,384  $31,066,603 $31,767,670
                                              ============ =========== =========== ===========  ===========  =========== ===========

                       See Notes to Financial Statements

                                                                                                   VARIABLE INSURANCE
                                                                                                     PRODUCTS FUND
----------------------------------------------------------------------------------------- ------------------------------------
   SMALL        U.S.                   EQUITY     INTERNATIONAL   VENTURE       BOND        EQUITY-                   HIGH
    CAP      GOVERNMENT   BALANCED     GROWTH        EQUITY        VALUE    OPPORTUNITIES    INCOME     OVERSEAS     INCOME
SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
-----------  ----------- ----------- -----------  ------------- ----------- ------------- ------------ ----------- -----------
$55,145,780   $174,912   $8,138,490  $49,042,395   $8,400,895   $59,801,951   $633,048    $124,239,747 $77,754,305 $8,447,518
    140,958     (1,259)       1,139      (20,153)     (30,340)      168,093       (525)        127,430      31,232     10,331
    --           --          --          --            --           --           --            --          --          --
-----------   --------   ----------  -----------   ----------   -----------   --------    ------------ ----------- ----------
 55,286,738    173,653    8,139,629   49,022,242    8,370,555    59,970,044    632,523     124,367,177  77,785,537  8,457,849
  7,776,303     12,470    1,264,381    7,085,182    1,237,518     8,553,311     44,786      17,035,856   9,960,217  1,277,576
-----------   --------   ----------  -----------   ----------   -----------   --------    ------------ ----------- ----------
$47,510,435   $161,183   $6,875,248  $41,937,060   $7,133,037   $51,416,733   $587,737    $107,331,321 $67,825,320 $7,180,273
===========   ========   ==========  ===========   ==========   ===========   ========    ============ =========== ==========


  VARIABLE
  INSURANCE
  PRODUCTS
   FUND II
----------------------------
    ASSET
   MANAGER
 SUB-ACCOUNT      TOTAL
------------- --------------
 $6,307,747   $1,424,442,040
     (2,214)       1,740,360
     --              165,664
------------- --------------
  6,305,533    1,426,348,064
    856,655      157,752,614
------------- --------------
 $5,448,878   $1,268,595,450
============= ==============

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                                                       NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND        MONEY       STOCK                  AVANTI        AND
                             GROWTH       INCOME      MARKET       INDEX      MANAGED     GROWTH      INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                          ------------  ----------- ----------- ----------- ----------- ----------- -----------
INCOME
Dividends...............  $184,229,729  $3,419,409  $1,852,865  $ 1,082,727 $5,025,764  $2,781,138  $3,928,553
EXPENSE
Mortality and expense
 risk charge (Note 3)...     4,170,905     253,374     241,048      333,771    229,423     207,451     190,264
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
Net investment income...   180,058,824   3,166,035   1,611,817      748,956  4,796,341   2,573,687   3,738,289
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of year......   138,009,405      40,519      --        7,633,013  6,137,629   4,823,316   3,107,090
 End of year............    91,366,363     892,059      --       19,889,059  9,447,437   6,964,381   6,858,664
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
Net change in unrealized
 appreciation
 (depreciation).........   (46,643,042)    851,540      --       12,256,046  3,309,808   2,141,065   3,751,574
Net realized gain on
 investments............     1,699,829      15,488      --           35,165    242,079      87,159      17,721
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
Net realized and
 unrealized gain (loss)
 on investments.........   (44,943,213)    867,028      --       12,291,211  3,551,887   2,228,224   3,769,295
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $135,115,611  $4,033,063  $1,611,817  $13,040,167 $8,348,228  $4,801,911  $7,507,584
                          ============  ==========  ==========  =========== ==========  ==========  ==========


                       See Notes to Financial Statements

                                                                                                  VARIABLE INSURANCE
                                                                                                     PRODUCTS FUND
 ---------------------------------------------------------------------------------------- -----------------------------------
    SMALL        U.S.                   EQUITY    INTERNATIONAL   VENTURE       BOND        EQUITY-                  HIGH
     CAP      GOVERNMENT   BALANCED     GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS     INCOME
 SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
 -----------  ----------- ----------- ----------- ------------- ----------- ------------- ----------- ----------- -----------
 $6,279,206     $ 9,089    $438,430   $4,721,050    $ 209,389   $ 1,822,395    $43,914    $ 8,872,794 $ 5,434,055  $393,295
    275,141       2,290      50,941      265,599       51,702       276,055      9,400        676,059     447,597    41,502
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
  6,004,065       6,799     387,489    4,455,451      157,687     1,546,340     34,514      8,196,735   4,986,458   351,793
  3,059,565        (819)    236,625    2,084,389      136,191     2,398,023     (1,153)    16,409,989   9,502,216   362,600
  5,422,058      (1,916)    642,612    5,391,267     (155,006)   10,716,783     (2,256)    32,699,163  11,137,299   964,520
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
  2,362,493      (1,097)    405,987    3,306,878     (291,197)    8,318,760     (1,103)    16,289,174   1,635,083   601,920
     20,956           1      55,231       75,802        8,303        21,718        201        126,489      67,905    12,234
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
  2,383,449      (1,096)    461,218    3,382,680     (282,894)    8,340,478       (902)    16,415,663   1,702,988   614,154
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
 $8,387,514     $ 5,703    $848,707   $7,838,131    $(125,207)  $ 9,886,818    $33,612    $24,612,398 $ 6,689,446  $965,947
 ==========     =======    ========   ==========    =========   ===========    =======    =========== ===========  ========
  VARIABLE
  INSURANCE
  PRODUCTS
   FUND II
-------------------------
    ASSET
   MANAGER
 SUB-ACCOUNT    TOTAL
 ----------- ------------
  $528,401   $231,072,203
    33,135      7,755,657
 ----------- ------------
   495,266    223,316,546
   547,647    194,486,245
   971,097    203,203,584
 ----------- ------------
   423,450      8,717,339
     5,368      2,491,649
 ----------- ------------
   428,818     11,208,988
 ----------- ------------
  $924,084   $234,525,534
 =========== ============

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                 NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------
                            CAPITAL      BOND       MONEY      STOCK                 AVANTI   GROWTH AND
                            GROWTH      INCOME      MARKET     INDEX     MANAGED     GROWTH     INCOME
                             SUB-        SUB-        SUB-       SUB-       SUB-       SUB-       SUB-
                            ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
INCOME
Dividends...............  $32,991,113 $2,579,133  $1,306,712 $  841,454 $2,942,415 $1,494,679 $1,804,344
EXPENSE
Mortality and expense
 risk charge (Note 3)...    2,981,244    192,456     160,903    168,590    158,607    137,775    100,738
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
Net investment income
 (loss).................   30,009,869  2,386,677   1,145,809    672,864  2,783,808  1,356,904  1,703,606
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of year......   71,963,590    997,195      --      2,853,587  5,216,548  2,881,100  2,105,777
 End of year............  138,009,405     40,519      --      7,633,013  6,137,629  4,823,316  3,107,090
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
Net change in unrealized
 appreciation
 (depreciation).........   66,045,815   (956,676)     --      4,779,426    921,081  1,942,216  1,001,313
Net realized gain (loss)
 on investments.........      985,421        299      --          1,808     69,775     27,429     18,964
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
Net realized and
 unrealized gain (loss)
 on investments.........   67,031,236   (956,377)     --      4,781,234    990,856  1,969,645  1,020,277
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $97,041,105 $1,430,300  $1,145,809 $5,454,098 $3,774,664 $3,326,549 $2,723,883
                          =========== ==========  ========== ========== ========== ========== ==========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements

                                                                                                                  VARIABLE
                                                                                                                  INSURANCE
                                                                                         VARIABLE INSURANCE       PRODUCTS
                                                                                           PRODUCTS FUND           FUND II
---------------------------------------------------------------------------------- ------------------------------ ---------
  SMALL        U.S.               EQUITY    INTERNATIONAL  VENTURE       BOND       EQUITY-                HIGH
   CAP      GOVERNMENT BALANCED   GROWTH       EQUITY       VALUE    OPPORTUNITIES   INCOME    OVERSEAS   INCOME    ASSET
   SUB-        SUB-      SUB-      SUB-         SUB-         SUB-        SUB-         SUB-       SUB-      SUB-    MANAGER
 ACCOUNT     ACCOUNT*  ACCOUNT   ACCOUNT       ACCOUNT     ACCOUNT     ACCOUNT*     ACCOUNT    ACCOUNT   ACCOUNT    SUB-
----------  ---------- -------- ----------  ------------- ---------- ------------- ---------- ---------- -------- ---------
$1,624,708    $ 702    $104,939 $   44,863    $ 71,347    $  444,012    $1,218     $2,662,990 $1,164,550 $199,463 $174,907
    90,146       28      11,713    104,685      19,385        64,656        40        428,473    325,346   19,551   20,483
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
 1,534,562      674      93,226    (59,822)     51,962       379,356     1,178      2,234,517    839,204  179,912  154,424
   768,552      --        3,769     65,901      24,089       171,931      --        9,642,454  4,022,725  167,043  269,255
 3,059,565     (819)    236,625  2,084,389     136,191     2,398,023    (1,153)    16,409,989  9,502,216  362,600  547,647
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
 2,291,013     (819)    232,856  2,018,488     112,102     2,226,092    (1,153)     6,767,535  5,479,491  195,557  278,392
    31,570      --        2,318     11,723         159         4,907      --           27,750     44,049    1,942    4,122
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
 2,322,583     (819)    235,174  2,030,211     112,261     2,230,999    (1,153)     6,795,285  5,523,540  197,499  282,514
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
$3,857,145    $(145)   $328,400 $1,970,389    $164,223    $2,610,355    $   25     $9,029,802 $6,362,744 $377,411 $436,938
==========    =====    ======== ==========    ========    ==========    ======     ========== ========== ======== ========
 ------------


    TOTAL
 ------------
 $ 50,453,549
    4,984,819
 ------------
   45,468,730
  101,153,516
  194,486,245
 ------------
   93,332,729
    1,232,236
 ------------
   94,564,965
 ------------
 $140,033,695
 ============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                                 NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------
                                                                                                  GROWTH
                            CAPITAL       BOND       MONEY      STOCK                  AVANTI      AND
                             GROWTH      INCOME      MARKET     INDEX      MANAGED     GROWTH     INCOME
                              SUB-        SUB-        SUB-       SUB-        SUB-       SUB-       SUB-
                            ACCOUNT     ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
INCOME
Dividends...............  $ 58,318,276 $1,844,411  $1,109,838 $  627,118  $1,061,289 $  535,217 $  606,696
EXPENSE
Mortality and expense
 risk charge (Note 3)...     2,173,846    143,873     112,033     95,240     113,501     77,636     52,633
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
Net investment income...    56,144,430  1,700,538     997,805    531,878     947,788    457,581    554,063
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of year......     9,892,073 (2,028,893)     --     (1,645,744)    703,242    205,680      1,918
 End of year............    71,963,590    997,195      --      2,853,587   5,216,548  2,881,100  2,105,777
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
Net change in unrealized
 appreciation
 (depreciation).........    62,071,517  3,026,088      --      4,499,331   4,513,306  2,675,420  2,103,859
Net realized gain (loss)
 on investments.........     1,613,390      7,382      --          7,637      42,457     21,233      9,493
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
Net realized and
 unrealized gain on
 investments............    63,684,907  3,033,470      --      4,506,968   4,555,763  2,696,653  2,113,352
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS.............  $119,829,337 $4,734,008  $  997,805 $5,038,846  $5,503,551 $3,154,234 $2,667,415
                          ============ ==========  ========== ==========  ========== ========== ==========

* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                     VARIABLE
                                                                                     INSURANCE
                                                           VARIABLE INSURANCE        PRODUCTS
                                                             PRODUCTS  FUND           FUND II
---------------------------------------------------- ------------------------------- ---------  ------------
  SMALL               EQUITY  INTERNATIONAL VENTURE    EQUITY                 HIGH     ASSET
   CAP      BALANCED  GROWTH     EQUITY      VALUE     INCOME     OVERSEAS   INCOME   MANAGER
   SUB-       SUB-     SUB-       SUB-        SUB-      SUB-        SUB-      SUB-     SUB-
 ACCOUNT    ACCOUNT* ACCOUNT*   ACCOUNT*    ACCOUNT*   ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT      TOTAL
----------  -------- -------- ------------- -------- ----------- ---------- -------- ---------  ------------
  $365,015  $17,538  $195,436    $12,460    $ 86,716 $ 2,284,557 $  282,520 $  8,412 $ 11,896   $ 67,367,395
    24,746      743    11,686      2,165       7,251     233,864    240,253    6,639    9,537      3,305,646
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   340,269   16,795   183,750     10,295      79,465   2,050,693     42,267    1,773    2,359     64,061,749
     4,662     --       --         --          --        149,659    260,895      213   (1,503)     7,542,202
   768,552    3,769    65,901     24,089     171,931   9,642,454  4,022,725  167,043  269,255    101,153,516
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   763,890    3,769    65,901     24,089     171,931   9,492,795  3,761,830  166,830  270,758     93,611,314
     1,325      223       237        (34)        203      61,089     32,279    2,817    4,661      1,804,392
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   765,215    3,992    66,138     24,055     172,134   9,553,884  3,794,109  169,647  275,419     95,415,706
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
$1,105,484  $20,787  $249,888    $34,350    $251,599 $11,604,577 $3,836,376 $171,420 $277,778   $159,477,455
==========  =======  ========    =======    ======== =========== ========== ======== ========   ============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                                                               NEW ENGLAND ZENITH FUND
                  -----------------------------------------------------------------------------------------------------------
                                                                                                       GROWTH
                     CAPITAL        BOND          MONEY         STOCK                     AVANTI         AND         SMALL
                     GROWTH        INCOME        MARKET         INDEX        MANAGED      GROWTH       INCOME         CAP
                      SUB-          SUB-          SUB-           SUB-         SUB-         SUB-         SUB-         SUB-
                     ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment
 income.........  $ 180,058,824  $ 3,166,035  $   1,611,817  $    748,956  $ 4,796,341  $ 2,573,687  $ 3,738,289  $ 6,004,065
Net realized and
 unrealized gain
 (loss) on
 investments....    (44,943,213)     867,028       --          12,291,211    3,551,887    2,228,224    3,769,295    2,383,449
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations....    135,115,611    4,033,063      1,611,817    13,040,167    8,348,228    4,801,911    7,507,584    8,387,514
FROM POLICY-
 RELATED
 TRANSACTIONS
Net premiums
 transferred
 from New
 England Life
 Insurance
 Company
 (Note 4).......    115,563,292    9,916,442    112,790,933    11,030,326    6,066,893    8,052,822    6,483,236   12,931,007
Net transfers
 (to) from other
 sub-accounts...     19,184,703    2,250,884   (100,492,346)   13,670,086    2,168,458      728,467    6,112,407   13,551,252
Net transfers to
 New England
 Life Insurance
 Company........   (103,221,618)  (7,435,545)   (10,617,259)  (11,516,905)  (6,628,199)  (5,007,957)  (5,507,253) (8,882,069)
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
Net Increase in
 net assets
 resulting from
 policy related
 transactions...     31,526,377    4,731,781      1,681,328    13,183,507    1,607,152    3,773,332    7,088,390   17,600,190
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
Net increase in
 net assets.....    166,641,988    8,764,844      3,293,145    26,223,674    9,955,380    8,575,243   14,595,974   25,987,704
NET ASSETS, AT
 BEGINNING OF
 THE YEAR.......    524,999,620   32,750,856     29,812,279    31,327,162   28,585,004   22,491,360   17,171,696   21,522,731
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT
 END OF THE
 YEAR...........  $ 691,641,608  $41,515,700  $  33,105,424  $ 57,550,836  $38,540,384  $31,066,603  $31,767,670  $47,510,435
                  =============  ===========  =============  ============  ===========  ===========  ===========  ===========


                       See Notes to Financial Statements

                                                                                         VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- --------------------------------------

   U.S.                    EQUITY     INTERNATIONAL   VENTURE         BOND        EQUITY-                     HIGH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME      OVERSEAS      INCOME
   SUB-        SUB-         SUB-          SUB-          SUB-          SUB-          SUB-         SUB-         SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
----------  -----------  -----------  ------------- ------------  ------------- ------------  -----------  -----------
 $  6,799   $   387,489  $ 4,455,451   $   157,687  $  1,546,340    $ 34,514    $  8,196,735  $ 4,986,458  $   351,793
   (1,096)      461,218    3,382,680      (282,894)    8,340,478        (902)     16,415,663    1,702,988      614,154
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
    5,703       848,707    7,838,131      (125,207)    9,886,818      33,612      24,612,398    6,689,446      965,947
    --        2,146,406   14,606,449     3,056,999    13,157,429       --         23,866,781   17,551,475    2,042,291
  118,925     2,461,028    6,194,266     1,537,466    22,596,463     563,357       5,377,892    1,724,137    1,829,771
   (9,482)   (1,814,302)  (8,772,068)   (1,574,196)  (10,885,947)    (36,000)    (18,885,322)  (9,549,079)  (1,756,377)
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  109,443     2,793,132   12,028,647     3,020,269    24,867,945     527,357      10,359,351    9,726,533    2,115,685
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  115,146     3,641,839   19,866,778     2,895,062    34,754,763     560,969      34,971,749   16,415,979    3,081,632
   46,037     3,233,409   22,070,282     4,237,975    16,661,970      26,768      72,359,572   51,409,341    4,098,641
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
 $161,183   $ 6,875,248  $41,937,060   $ 7,133,037  $ 51,416,733    $587,737    $107,331,321  $67,825,320  $ 7,180,273
 ========   ===========  ===========   ===========  ============    ========    ============  ===========  ===========
  VARIABLE
 INSURANCE
  PRODUCTS
  FUND II
----------------------------

   ASSET
  MANAGER
    SUB-
  ACCOUNT        TOTAL
 ----------- ---------------
 $  495,266  $  223,316,546
    428,818      11,208,988
 ----------- ---------------
    924,084     234,525,534
  1,403,144     360,665,925
    422,784        --
   (881,229)   (212,980,807)
 ----------- ---------------
    944,699     147,685,118
 ----------- ---------------
  1,868,783     382,210,652
  3,580,095     886,384,798
 ----------- ---------------
 $5,448,878  $1,268,595,450
 =========== ===============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                        NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------------
                                                                                                            GROWTH
                            CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment income
 (loss).................  $ 30,009,869  $ 2,386,677   $ 1,145,809  $   672,864  $ 2,783,808  $ 1,356,904  $ 1,703,606
Net realized and
 unrealized gain (loss)
 on investments.........    67,031,236     (956,377)      --         4,781,234      990,856    1,969,645    1,020,277
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net Increase (decrease)
  in net assets
  resulting from
  operations............    97,041,105    1,430,300     1,145,809    5,454,098    3,774,664    3,326,549    2,723,883
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England Life
 Insurance Company (Note
 4).....................   111,194,198    8,517,031    79,806,482    6,566,717    5,631,293    7,140,375    5,201,936
Net transfers (to) from
 other sub-accounts.....    (1,541,352)   1,894,963   (61,482,739)   5,875,439    1,412,522    2,859,556    2,274,270
Net transfers to New
 England Life Insurance
 Company................   (76,528,987)  (5,770,575)   (9,089,129)  (5,144,242)  (4,232,475)  (5,172,577)  (3,338,671)
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net Increase in net
 assets resulting from
 policy related
 transactions...........    33,123,859    4,641,419     9,234,614    7,297,914    2,811,340    4,827,354    4,137,335
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets.................   130,164,964    6,071,719    10,380,423   12,752,012    6,586,004    8,153,903    6,861,218
NET ASSETS, AT BEGINNING
 OF THE YEAR............   394,834,656   26,679,137    19,431,856   18,575,150   21,999,000   14,337,457   10,310,478
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE YEAR...............  $524,999,620  $32,750,856  $ 29,812,279  $31,327,162  $28,585,004  $22,491,360  $17,171,696
                          ============  ===========  ============  ===========  ===========  ===========  ===========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements

--------------------------------------------------------------------------------------------
                                         EQUITY
   SMALL         U.S.                    GROWTH     INTERNATIONAL   VENTURE        BOND
    CAP       GOVERNMENT   BALANCED       SUB-         EQUITY        VALUE     OPPORTUNITIES
SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT    ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT*
-----------  ------------ -----------  -----------  ------------- -----------  -------------
$ 1,534,562    $   674    $   93,226   $   (59,822)  $    51,962  $   379,356     $ 1,178
  2,322,583       (819)      235,174     2,030,211       112,261    2,230,999      (1,153)
-----------    -------    ----------   -----------   -----------  -----------     -------
  3,857,145       (145)      328,400     1,970,389       164,223    2,610,355          25
  5,440,860       --         811,932     9,286,073     1,454,605    4,876,053       --
 10,060,122     46,951     2,383,695    11,496,667     2,908,047    9,510,686      27,190
 (4,380,392)      (769)     (708,829)   (6,395,345)   (1,242,748)  (3,721,564)       (447)
-----------    -------    ----------   -----------   -----------  -----------     -------
 11,120,590     46,182     2,486,798    14,387,395     3,119,904   10,665,175      26,743
-----------    -------    ----------   -----------   -----------  -----------     -------
 14,977,735     46,037     2,815,198    16,357,784     3,284,127   13,275,530      26,768
  6,544,996       --         418,211     5,712,498       953,848    3,386,440       --
-----------    -------    ----------   -----------   -----------  -----------     -------
$21,522,731    $46,037    $3,233,409   $22,070,282   $ 4,237,975  $16,661,970     $26,768
===========    =======    ==========   ===========   ===========  ===========     =======
                                          VARIABLE
                                          INSURANCE
          VARIABLE INSURANCE              PRODUCTS
            PRODUCTS FUND                  FUND II
 --------------------------------------- ---------------------------
   EQUITY-                     HIGH         ASSET
   INCOME       OVERSEAS      INCOME       MANAGER
 SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
 ------------ ------------- ------------ ------------ --------------
 $ 2,234,517  $    839,204  $  179,912   $  154,424   $  45,468,730
   6,795,285     5,523,540     197,499      282,514      94,564,965
 ------------ ------------- ------------ ------------ --------------
   9,029,802     6,362,744     377,411      436,938     140,033,695
  20,426,731    17,135,189     970,763    1,258,847     285,719,085
   9,029,810     1,051,463   1,631,762      560,948        --
 (13,479,623)  (11,522,274)   (623,788)    (649,631)   (152,002,266)
 ------------ ------------- ------------ ------------ --------------
  15,976,918     6,664,378   1,978,737    1,170,164     133,716,819
 ------------ ------------- ------------ ------------ --------------
  25,006,720    13,027,122   2,356,148    1,607,102     273,750,514
  47,352,852    38,382,219   1,742,493    1,972,993     612,634,284
 ------------ ------------- ------------ ------------ --------------
 $72,359,572  $ 51,409,341  $4,098,641   $3,580,095   $ 886,384,798
 ============ ============= ============ ============ ==============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                                        NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------------
                                                                                                            GROWTH
                            CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING ACTIVI-
 TIES
Net investment income...  $ 56,144,430  $ 1,700,538  $    997,805  $   531,878  $   947,788  $   457,581  $   554,063
Net realized and
 unrealized gain on
 investments............    63,684,907    3,033,470       --         4,506,968    4,555,763    2,696,653    2,113,352
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net Increase in net
  assets resulting from
  operations............   119,829,337    4,734,008       997,805    5,038,846    5,503,551    3,154,234    2,667,415
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England
Life Insurance Company
 (Note 4)...............   100,611,223    7,330,838    40,457,027    4,559,195    4,757,562    5,407,500    3,473,273
Net transfers (to) from
 other sub-accounts.....    (7,820,362)   2,481,090   (32,083,917)   2,734,513      286,111    3,131,998    2,645,617
Net transfers to New
 England Life Insurance
 Company................   (67,280,279)  (4,616,930)   (6,819,802)  (3,436,368)  (3,307,802)  (3,767,486)  (2,568,808)
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net Increase in net
 assets resulting from
 policy related
 transactions...........    25,510,582    5,194,998     1,553,308    3,857,340    1,735,871    4,772,012    3,550,082
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets.................   145,339,919    9,929,006     2,551,113    8,896,186    7,239,422    7,926,246    6,217,497
NET ASSETS, AT BEGINNING
 OF THE YEAR............   249,494,737   16,750,131    16,880,743    9,678,964   14,759,578    6,411,211    4,092,981
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE YEAR...............  $394,834,656  $26,679,137  $ 19,431,856  $18,575,150  $21,999,000  $14,337,457  $10,310,478
                          ============  ===========  ============  ===========  ===========  ===========  ===========

 * For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                                            VARIABLE
                                                                                                            INSURANCE
                                                                            VARIABLE INSURANCE              PRODUCTS
                                                                               PRODUCTS FUND                 FUND II
------------------------------------------------------------------- -------------------------------------   ---------
   SMALL                      EQUITY     INTERNATIONAL   VENTURE      EQUITY-                    HIGH         ASSET
    CAP         BALANCED      GROWTH        EQUITY        VALUE       INCOME      OVERSEAS      INCOME       MANAGER
SUB-ACCOUNT   SUB-ACCOUNT* SUB-ACCOUNT*  SUB-ACCOUNT*  SUB-ACCOUNT* SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
-----------   ------------ ------------  ------------- ------------ -----------  -----------  -----------  -----------
$   340,269     $ 16,795   $   183,750     $  10,295    $   79,465  $ 2,050,693  $    42,267  $    1,773   $    2,359
    765,215        3,992        66,138        24,055       172,134    9,553,884    3,794,109     169,647      275,419
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
  1,105,484       20,787       249,888        34,350       251,599   11,604,577    3,836,376     171,420      277,778
  2,237,626       81,978     1,048,361       241,835       625,044   13,985,879   17,076,602     395,370      696,227
  4,814,141      409,874     5,735,744       948,764     3,228,499   12,483,761   (2,007,296)  1,503,857    1,507,606
 (1,803,085)    (94,428)    (1,321,495)     (271,101)     (718,702)  (9,853,532)  (8,392,295)   (358,576)    (709,312)
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
  5,248,682      397,424     5,462,610       919,498     3,134,841   16,616,108    6,677,011   1,540,651    1,494,521
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
  6,354,166      418,211     5,712,498       953,848     3,386,440   28,220,685   10,513,387   1,712,071    1,772,299
    190,830        --           --            --            --       19,132,167   27,868,832      30,422      200,694
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
$ 6,544,996     $418,211   $ 5,712,498     $ 953,848    $3,386,440  $47,352,852  $38,382,219  $1,742,493   $1,972,993
===========     ========   ===========     =========    ==========  ===========  ===========  ==========   ==========
 --------------


     TOTAL
 --------------
 $  64,061,749
    95,415,706
 --------------
   159,477,455
   202,985,540
      --
  (115,320,001)
 --------------
    87,665,539
 --------------
   247,142,994
   365,491,290
 --------------
 $ 612,634,284
 ==============


                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO"), formerly New England Variable Life Insurance Company ("NEVLICO"), was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI as the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus", "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90%.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc., which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                ADVISER                    SUB-ADVISER
        ------           ------------------ -------------------------------------
Capital Growth           CGM*                                --
Back Bay Advisors Money  TNE Advisers, Inc. Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc. Back Bay Advisors, L.P.*
 Income
Back Bay Advisors        TNE Advisers, Inc. Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index     TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Westpeak Growth and      TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
 Income
Loomis Sayles Avanti     TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Morgan Stanley           TNE Advisers, Inc. Morgan Stanley Asset Management Inc.
 International Magnum
 Equity
Davis Venture Value      TNE Advisers, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth      TNE Advisers, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S.    TNE Advisers, Inc. Salomon Brothers Asset Management Inc
 Government
Salomon Brothers         TNE Advisers, Inc. Salomon Brothers Asset Management Inc
 Strategic Bond
 Opportunities

*  An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and a new Sub-advisory agreement between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. went into effect replacing the prior agreement between TNE Advisers, Inc. and Draycott Partners, Ltd.

On January 28, 1998, the Fund's Board of Trustees approved new advisory and subadvisory agreements (the "New Agreements") relating to the Loomis Sayles Avanti Growth Series between TNE Advisers, Inc. and the Fund on behalf of the Series, and between TNE Advisers, Inc. and Goldman Sachs Asset Management ("Goldman Sachs"), respectively. The New Agreements, which are subject to shareholder approval, are expected to become effective on or about May 1, 1998. Under the New Agreements, Goldman Sachs would become the subadviser of the Series, succeeding Loomis Sayles & Company, L.P., and would become responsible for the day-to-day management of the Series' investment operations under the oversight of TNE Advisers, Inc. Accordingly, the name of the Series would be changed to the "Goldman Sachs Midcap Value Series" at the time the New Agreements take effect. Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1997:

                                                       PURCHASES      SALES
                                                      ------------ ------------
   Capital Growth Series                              $190,848,855 $152,123,058
   Back Bay Advisors Money Market Series               165,843,613  162,797,235
   Back Bay Advisors Bond Income Series                 19,577,841   13,951,014
   Back Bay Advisors Managed Series                     12,248,935    9,123,459
   Westpeak Stock Index Series                          31,190,566   13,926,513
   Westpeak Growth and Income Series                    16,870,544    7,986,008
   Loomis Sayles Avanti Growth Series                   14,966,505   10,913,924
   Loomis Sayles Small Cap Series                       35,774,167   14,288,925
   Loomis Sayles Balanced Series                         6,944,300    3,461,274
   Morgan Stanley International Magnum Equity Series     7,071,617    3,577,480
   Davis Venture Value Series                           41,982,387   11,519,957
   Alger Equity Growth Series                           27,712,451   13,170,766
   Salomon Brothers U.S. Government Series                 315,478      195,450
   Salomon Brothers Strategic Bond Opportunities
    Series                                                 711,406      148,625
   VIP Equity-Income Portfolio                          43,541,020   28,601,305
   VIP Overseas Portfolio                               33,752,160   24,396,016
   VIP High Income Portfolio                             5,573,049    2,765,596
   VIP II Asset Manager Portfolio                        3,323,050    2,105,248

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the sub-account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.11%)  30.30%   (3.82%)  53.45%   (6.38%)  14.57%   (7.39%)  37.55%   20.65%   23.05%
Bond Income.............   7.99%   11.91%    7.71%   17.55%    7.80%   12.22%   (3.70%)  20.78%    4.24%   10.50%
Money Market............   7.14%    8.87%    7.81%    5.84%    3.43%    2.61%    3.61%    5.33%    4.76%    4.97%
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.93%   29.70%   (4.48%)  29.98%    6.92%    9.34%    0.76%   36.44%   22.04%   32.03%
Managed.................   9.10%   18.67%    2.85%   19.75%    6.33%   10.26%   (1.46%)  30.81%   14.62%   26.12%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------

Avanti Growth........................................................  14.47%   (0.62%)  29.90%   17.20%   16.91%
Growth and Income....................................................  13.97%   (1.55%)  35.99%   17.68%   33.01%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   9.29%    6.69%   34.62%   13.88%   27.66%
Overseas.............................................................  14.57%    1.37%    9.30%   12.82%   11.17%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------

Small Cap.....................................................................  (3.45%)  28.40%   30.22%   24.42%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------

High Income...................................................................  (0.58%)  20.18%   13.63%   17.26%
Asset Manager.................................................................  (4.41%)  16.55%   14.20%   20.23%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------

Equity Growth..........................................................................  24.84%   12.78%   25.19%
Balanced...............................................................................  13.75%   16.50%   15.77%
International Equity...................................................................   3.85%    6.30%   (1.64%)
Venture Value..........................................................................  21.64%   25.40%   33.03%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.20%)  30.17%   (3.91%)  53.29%   (6.47%)  14.46%   (7.38%)  37.41%   20.53%   22.92%
Bond Income.............   7.88%   11.79%    7.60%   17.43%    7.69%   12.10%   (3.80%)  20.66%    4.14%   10.39%
Money Market............   7.03%    8.77%    7.71%    5.74%    3.33%    2.51%    3.35%    5.23%    4.65%    4.87%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.82%   29.57%   (4.58%)  29.85%    6.81%    9.23%    0.66%   36.30%   21.91%   31.90%
Managed.................   8.99%   18.55%    2.75%   19.63%    6.22%   10.15%   (1.56%)  30.67%   14.51%   25.99%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.39%   (0.72%)  29.77%   17.08%   16.80%
Growth and Income....................................................  13.90%   (1.65%)  35.85%   17.56%   32.87%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity Income........................................................   9.22%    6.59%   34.49%   13.77%   27.53%
Overseas.............................................................  14.49%    1.27%    9.19%   12.70%   11.05%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.52%)  28.27%   30.09%   24.29%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.61%)  20.06%   13.52%   17.14%
Asset Manager.................................................................  (4.45%)  16.43%   14.09%   20.11%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.76%   12.66%   25.06%
Balanced...............................................................................  13.67%   16.39%   15.66%
International Equity...................................................................   3.79%    6.19%   (1.74%)
Venture Value..........................................................................  21.56%   25.27%   32.90%

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND
LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.34%)  29.98%   (4.06%)  53.06%   (6.61%)  14.28%   (7.62%)  37.21%   20.34%   22.74%
Bond Income.............   7.72%   11.63%    7.44%   17.25%    7.53%   11.94%   (3.94%)  20.47%    3.98%   10.23%
Money Market............   6.87%    8.60%    7.54%    5.58%    3.18%    2.36%    3.35%    5.07%    4.50%    4.71%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.65%   29.37%   (4.72%)  29.65%    6.65%    9.07%    0.51%   36.10%   21.73%   31.70%
Managed.................   8.83%   18.37%    2.59%   19.45%    6.06%    9.99%   (1.70%)  30.48%   14.34%   25.81%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.28%   (0.87%)  29.57%   16.90%   16.62%
Growth and Income....................................................  13.78%   (1.80%)  35.65%   17.38%   32.67%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   9.11%    6.43%   34.29%   13.59%   27.34%
Overseas.............................................................  14.38%    1.12%    9.02%   12.53%   10.89%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.61%)  28.08%   29.90%   24.11%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.66%)  19.88%   13.35%   16.96%
Asset Manager.................................................................  (4.49%)  16.26%   13.91%   19.93%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.64%   12.49%   24.88%
Balanced...............................................................................  13.56%   16.21%   15.48%
International Equity...................................................................   3.68%    6.03%   (1.89%)
Venture Value..........................................................................  21.44%   25.08%   32.70%

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.61%)  29.59%   (4.35%)  52.61%   (6.90%)  13.94%   (7.90%)  36.80%   19.98%   22.37%
Bond Income.............   7.40%   11.29%    7.11%   16.90%    7.21%   11.60%   (4.23%)  20.12%    3.67%    9.90%
Money Market............   6.55%    8.28%    7.22%    5.26%    2.87%    2.05%    3.04%    4.75%    4.18%    4.39%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.30%   28.99%   (5.01%)  29.27%    6.33%    8.74%    0.21%   35.69%   21.36%   31.31%
Managed.................   8.50%   18.02%    2.28%   19.10%    5.74%    9.69%   (2.00%)  30.09%   13.99%   25.43%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.05%   (1.16%)  29.19%   16.55%   16.27%
Growth and Income....................................................  13.55%   (2.09%)  35.25%   17.03%   32.28%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   8.89%    6.11%   33.89%   13.25%   26.96%
Overseas.............................................................  14.15%    0.82%    8.70%   12.19%   10.56%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.80%)  27.69%   29.50%   23.73%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.76%)  19.53%   13.00%   16.61%
Asset Manager.................................................................  (4.59%)  15.91%   13.57%   19.57%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.39%   12.15%   24.50%
Balanced...............................................................................  13.33%   15.86%   15.14%
International Equity...................................................................   3.48%    5.71%   (2.18%)
Venture Value..........................................................................  21.20%   24.71%   32.30%

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.47%)  31.88%   (5.73%)  52.83%   (6.75%)  14.11%   (7.76%)  37.00%   20.16%   22.56%
Bond Income.............   7.56%   11.46%    7.28%   17.08%    7.37%   11.77%   (4.08%)  20.29%    3.82%   10.06%
Money Market............   6.71%    8.44%    7.38%    5.42%    3.02%    2.20%    3.20%    4.91%    4.34%    4.55%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.47%   29.18%   (4.86%)  29.46%    6.49%    8.90%    0.36%   35.90%   21.55%   31.51%
Managed.................   8.67%   18.20%    2.44%   19.28%    5.90%    9.82%   (1.85%)  30.28%   14.16%   25.62%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.16%   (1.01%)  29.38%   16.72%   16.45%
Growth and Income....................................................  13.67%   (1.94%)  35.45%   17.21%   32.47%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   9.00%    6.27%   34.09%   13.42%   27.15%
Overseas.............................................................  14.26%    0.97%    8.86%   12.36%   10.72%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.71%)  27.88%   29.70%   23.92%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.71%)  19.71%   13.17%   16.79%
Asset Manager.................................................................  (4.54%)  16.08%   13.74%   19.75%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.51%   12.32%   24.69%
Balanced...............................................................................  13.44%   16.03%   15.31%
International Equity...................................................................   3.58%    5.87%   (2.04%)
Venture Value..........................................................................  21.32%   24.89%   32.50%

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Bond Income.............   8.37%   12.30%    8.09%   17.96%   8.18%    12.61%   (3.36%)  21.20%    4.61%   10.89%
Money Market............   7.52%    9.25%    8.19%    6.21%   3.80%     2.97%    3.97%    5.70%    5.13%    5.34%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  16.34%   30.15%   (4.14%)  30.43%   7.30%     9.72%    1.12%   36.92%   22.47%   32.50%
Managed.................   9.48%   19.08%    3.21%   20.17%   6.70%    10.65%   (1.11%)  31.26%   15.03%   26.56%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.74%   (0.27%)  30.35%   17.61%   17.32%
Growth and Income....................................................  14.24%   (1.21%)  36.47%   18.10%   33.47%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.23%)  28.84%   30.68%   24.85%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  25.13%   13.17%   25.63%
Balanced...............................................................................  14.01%   16.91%   16.18%
International Equity...................................................................   4.01%    6.67%   (1.30%)
Venture Value..........................................................................  21.92%   25.84%   33.50%

                                                                                                 6/28/96- 1/1/97-
SUB-ACCOUNT                                                                                      12/31/96 12/31/97
-----------                                                                                      -------- --------
U.S. Government.................................................................................   4.55%    8.47%
Strategic Bond Opportunities....................................................................   8.46%   11.07%

  The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company (formerly New England Variable Life Insurance Company) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of earnings, equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

In 1996, as discussed in Note 1 to the financial statements, the Company (1) adopted all applicable generally accepted accounting principles as required for mutual life insurance enterprises (or wholly-owned stock life insurance company subsidiaries of mutual life insurance enterprises) by Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies; and (2) reflected the effects of the changes in corporate organizations.

The consolidated statements of earnings, equity, and cash flows for the period ended December 31, 1995 present the combination of the individual financial statements of New England Variable Life Insurance Company and other entities listed in Note 1. Such individual financial statements were audited by other auditors before the applicable effects of the changes described in the paragraph above and their reports on the financial statements of each of the insurance entities listed in Note 1 expressed an adverse opinion as to the conformity with generally accepted accounting principles and an unqualified opinion as to conformity with statutory principles and their reports on the financial statements of each of the other entities expressed an unqualified opinion. We have audited the adjustments that were applied to restate the 1995 financial statements to reflect the effects of the changes for the adoption of generally accepted accounting principles and the changes in corporate organization as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied.

DELOITTE & TOUCHE LLP

February 17, 1998
Boston, Massachusetts

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

DECEMBER 31, 1997 AND 1996 (DOLLARS IN THOUSANDS)

                                                     NOTES    1997       1996
                                                     ----- ---------- ----------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair Value......  2,11  $  734,391 $  524,285
  Held to Maturity, at Amortized Cost..............    2           --     29,666
 Equity Securities.................................  2,11       9,399         --
 Policy Loans......................................   11      104,783     76,263
 Real Estate.......................................             2,757      1,702
 Short-Term Investments............................   11       27,944    156,560
 Other Invested Assets.............................            24,349     12,956
                                                           ---------- ----------
    Total Investments..............................           903,623    801,432
Cash and Cash Equivalents..........................   11       74,148     49,147
Deferred Policy Acquisition Costs..................           565,769    434,637
Accrued Investment Income..........................            18,712     13,713
Premiums and Other Receivables.....................    4       63,036      5,941
Other Assets.......................................            62,326     95,106
Separate Account Assets............................         1,988,225  1,206,959
                                                           ---------- ----------
    TOTAL ASSETS...................................        $3,675,839 $2,606,935
                                                           ========== ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.............................    4   $  500,429 $  464,889
Policyholder Account Balances......................  4,11     240,411    181,594
Other Policyholder Funds...........................   11        8,380      2,071
Policyholder Dividends Payable.....................            14,719      9,018
Short and Long-Term Debt...........................  8,11      85,981     84,057
Income Taxes Payable:                                  5
 Current...........................................             9,102      6,272
 Deferred..........................................            42,066     39,463
Due to Parent......................................           107,337     40,225
Other Liabilities..................................            45,647     21,965
Separate Account Liabilities.......................         1,988,225  1,206,959
                                                           ---------- ----------
    TOTAL LIABILITIES..............................         3,042,297  2,056,513
                                                           ---------- ----------
Commitments and Contingencies (Notes 2, 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding..             2,500      2,500
Contributed Capital................................           545,477    497,946
Retained Earnings..................................            68,218     46,249
Net Unrealized Investment Gains....................    3       17,347      3,727
                                                           ---------- ----------
    TOTAL EQUITY...................................   12      633,542    550,422
                                                           ---------- ----------
TOTAL LIABILITIES AND EQUITY.......................        $3,675,839 $2,606,935
                                                           ========== ==========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF EARNINGS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (DOLLARS IN THOUSANDS)

                                               NOTES   1997     1996     1995
                                               ----- -------- -------- --------
REVENUES
Premiums......................................   4   $ 63,616 $ 37,410 $ 38,566
Universal Life and Investment-Type Product
 Policy Fee Income............................        145,157  101,756   79,371
Net Investment Income.........................   3     61,059   49,628   41,815
Investment Gains (Losses), Net................   3        890    8,822   10,514
Commissions, Fees and Other Income............         28,302   44,930   34,555
                                                     -------- -------- --------
  TOTAL REVENUES..............................        299,024  242,546  204,821
                                                     -------- -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.........................   4    100,180   65,520   55,810
Interest Credited to Policyholder Account
 Balances.....................................          6,220    5,558    2,564
Policyholder Dividends........................         21,325   14,830   13,954
Other Operating Costs and Expenses............  10    144,342  143,886   99,424
                                                     -------- -------- --------
  TOTAL BENEFITS AND OTHER DEDUCTIONS.........        272,067  229,794  171,752
                                                     -------- -------- --------
Earnings from Operations before Income Taxes..         26,957   12,752   33,069
Income Taxes..................................   5      4,988    3,051   12,303
                                                     -------- -------- --------
NET EARNINGS..................................       $ 21,969 $  9,701 $ 20,766
                                                     ======== ======== ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF EQUITY
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS)

                                    COMMON
                                    STOCK &            NET UNREALIZED
                                  CONTRIBUTED RETAINED   INVESTMENT
                                    CAPITAL   EARNINGS GAINS (LOSSES)  TOTAL
                                  ----------- -------- -------------- --------
BALANCES AT DECEMBER 31, 1994....   228,057    15,782         (670)    243,169
Net Earnings.....................              20,766                   20,766
Change in Net Unrealized Invest-
 ment Gains (Losses).............                           27,026      27,026
Contributed Capital..............    63,543                             63,543
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1995....   291,600    36,548       26,356     354,504
Net Earnings.....................               9,701                    9,701
Change in Net Unrealized Invest-
 ment Gains (Losses).............                          (22,629)    (22,629)
Contributed Capital..............   208,846                            208,846
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1996....   500,446    46,249        3,727     550,422
Net Earnings.....................              21,969                   21,969
Change in Net Unrealized Invest-
 ment Gains (Losses).............                           13,620      13,620
Contributed Capital..............    47,531                             47,531
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1997....  $547,977   $68,218     $ 17,347    $633,542
                                   ========   =======     ========    ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS)

                                                  1997       1996       1995
                                                ---------  ---------  ---------
NET CASH USED BY OPERATING ACTIVITIES.........  $(121,838) $ (85,674) $(111,834)
                                                ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
 Available for Sale Fixed Maturities..........    178,003    276,420    538,297
 Held to Maturity Fixed Maturities............         --     10,519        625
 Mortgage Loans on Real Estate................         --      2,210         12
 Other, Net...................................        128         --         --
 Purchases of:
 Available for Sale Fixed Maturities..........   (326,059)  (259,713)  (983,518)
 Real Estate..................................         --       (480)        --
 Fixed Asset Property and Equipment...........       (101)    (3,786)        --
 Other Assets.................................         --    (11,024)       (15)
 Net Change in Short-Term Investments.........    128,616   (135,731)   379,325
 Net Change in Policy Loans...................    (28,520)   (18,052)   (14,243)
 Other, Net...................................        177         67       (114)
                                                ---------  ---------  ---------
NET CASH USED BY INVESTING ACTIVITIES.........    (47,756)  (139,570)   (79,631)
                                                ---------  ---------  ---------
Cash Flows from Financing Activities:
 Common Stock
 Capital Contributions........................     46,681    159,162      9,515
 Borrowed Money...............................     (3,181)        --     25,000
 Policyholder Account Balances
 Deposits.....................................    244,338    482,552    281,762
 Withdrawals..................................    (95,066)  (364,933)  (148,403)
 Financial Reinsurance Receivables............      1,823    (37,519)        --
                                                ---------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES.....    194,595    239,262    167,874
                                                ---------  ---------  ---------
Change in Cash and Cash Equivalents...........     25,001     14,018    (23,591)
Cash and Cash Equivalents, Beginning of Year..     49,147     35,129     58,720
                                                ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR........  $  74,148  $  49,147  $  35,129
                                                =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid................................  $   1,495  $   1,523  $   1,277
                                                =========  =========  =========
 Income Taxes Paid............................  $   5,470  $   4,721  $   6,765
                                                =========  =========  =========
NET EARNINGS..................................     21,969      9,701     20,766
Adjustments to Reconcile Net Earnings to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
  Net.........................................   (140,578)   (68,626)   (45,823)
 Change in Accrued Investment Income..........     (4,999)       909    (11,507)
 Change in Premiums and Other Receivables.....    (57,095)     4,370     (4,073)
 Gains from Sales of Investments, Net.........       (890)   (15,979)   (21,980)
 Depreciation and Amortization Expenses.......     10,085      4,120      5,725
 Interest Credited to Policyholder Account
  Balances....................................      6,220      5,558      2,565
 Universal Life and Investment-Type Product
  Policy Fee Income...........................         --   (101,756)   (79,371)
 Change in Future Policy Benefits.............     35,540     18,202     14,539
 Change in Other Policyholder Funds...........      6,309       (283)     1,789
 Change in Policyholder Dividends Payable.....      5,701      1,671        114
 Change in Income Taxes Payable...............      1,674     (6,634)    10,211
 Other, Net...................................     (5,774)    63,073     (4,789)
                                                ---------  ---------  ---------
NET CASH USED BY OPERATING ACTIVITIES.........  $(121,838) $ (85,674) $(111,834)
                                                =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the Company) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company principally provides variable life insurance and variable annuity products through a network of general agencies located throughout the United States. The Company also provides participating traditional life insurance, annuity contracts, pension products, as well as, group life, group medical, and group disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. NEMLICO was merged directly into MetLife and ceased to exist as a separate mutual life insurance company. In conjunction with the merger, NEVLICO became a subsidiary of MetLife and changed its name to New England Life Insurance Company. NELICO has continued after the merger to conduct its existing businesses and is also administering the business activities of the former parent NEMLICO. (Note 13)

NELICO is headquartered in Boston, Massachusetts and became a Massachusetts chartered company through a legal process known as redomestication. Prior to the merger, NEVLICO was organized under Delaware law. The capital structure of NELICO continues in the same form subsequent to the merger with common stock authorized at 50,000 shares and 20,000 shares issued and outstanding with a par value of $125 per share. MetLife made an additional statutory capital contribution to NELICO at the merger date totaling $208,846 consisting of $129,254 of cash and $79,592 of bonds, real estate, mortgages, common stock of affiliates and furniture and equipment. Prior to the merger, NELICO received a capital contribution from NEMLICO for $20,000 in cash. MetLife made an additional statutory capital contribution to NELICO of $50,000 in cash during 1997, which was offset by $2,469 of returned capital.

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and TNE Advisers, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses in 20 states, but is currently not actively engaged in the sale or distribution of insurance products.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO. NES is the sole owner of Hereford Insurance Agency, Inc.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. The policy applies to claims made during the policy period or during the discovery period with limits of $1,000 each claim, $1,000 annual aggregate each insured, $3,500, $3,500 and $3,000 annual aggregate all insured in 1997, 1996 and 1995 respectively.

TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain mutual funds of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

Prior to 1996, NELICO, as a wholly owned stock life insurance subsidiary of a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (statutory financial statements), which accounting practices were considered to be GAAP. In 1996, NELICO adopted Interpretation No. 40, APPLICABILITY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO MUTUAL LIFE INSURANCE AND OTHER ENTERPRISES (the "Interpretation") and Statement of Financial Accounting Standards (SFAS) No. 120, ACCOUNTING AND REPORTING BY MUTUAL LIFE INSURANCE ENTERPRISES AND BY INSURANCE ENTERPRISES FOR CERTAIN LONG DURATION PARTICIPATING POLICIES (the "Standard"), of the Financial Accounting Standards Board (FASB). The Interpretation and Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The cumulative effect of such adoption of all applicable authoritative GAAP pronouncements as of January 1, 1994 was reflected in the financial statements of NELICO as an adjustment of equity at January 1, 1994.

As of December 31, 1993, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 increased consolidated equity by $105, net of deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

VALUATION OF INVESTMENTS

As mentioned above, during 1997 management reclassified all of the company's fixed maturity securities to available for sale. Accordingly, as of December 31, all of the company's investment securities are carried at estimated fair value. Prior to this reclassification, certain fixed maturity securities (principally bonds) were carried at amortized cost. Unrealized investment gains and losses on investment securities are recorded directly as a separate component of equity net of related deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits. Costs of securities are adjusted for impairments in value deemed to be other than temporary. Such adjustments are recorded as realized investment losses. All securities transactions are recorded on a trade date basis.

Real estate is considered held for sale by management and is reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. No impairment allowance is required on the property.

Policy loans are stated at unpaid principal balances which approximates fair value.

Short-term investments are stated at amortized cost which approximates fair value.

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. These are carried at cost, which approximates fair value.

INVESTMENT RESULTS

Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are netted against asset categories to which they apply and provisions for losses for investments are included in investment gains and losses.

PROPERTY AND EQUIPMENT

Property and equipment and leasehold improvements are included in other assets and are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation and amortization on property and equipment and leasehold improvements was $13,203, and $3,118 at December 31, 1997 and 1996, respectively. Related depreciation and amortization expense was $10,085, $3,118, and $0 for the years ended December 31, 1997, 1996 and 1995, respectively.

RECOGNITION OF INCOME AND EXPENSES

Premiums from traditional life and annuity policies with life contingencies are generally recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Reinsurance allowances for individual non-medical health contracts are recognized as income when due.

Premiums from variable life, universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

Deferred policy acquisition costs are amortized over a period up to 40 years for traditional life, variable life, universal life products and investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

For non-medical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally between 10 and 30 years) in proportion to anticipated reinsurance allowances.

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing future policy benefit liabilities range from 4 percent to 5 percent for life insurance policies.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

INCOME TAXES

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., files a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and nonlife insurance direct subsidiaries. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

SEPARATE ACCOUNT OPERATIONS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities.

Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

POLICYHOLDER DIVIDENDS

The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

For the years ended December 31, 1997, 1996 and 1995, the Company received capital contributions in the form of transfer of assets of $0, $79,592 and $54,028, respectively.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

The FASB has issued SFAS No. 130 REPORTING COMPREHENSIVE INCOME which establishes standards for reporting and presentation of comprehensive income and its components. Comprehensive income (loss) was $35,589, $(12,928), and $47,792 in 1997, 1996, and 1995, respectively. Consolidated statements of comprehensive income, which will be required in 1998, have not been presented as the Company has not determined the individual amounts to be displayed in such statements.

RECLASSIFICATIONS

Certain reclassifications have been made to prior years' amounts to conform to the 1997 presentation.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed securities and equity securities, by category, are shown below.

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1997
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $ 12,105  $    101 $    --  $ 12,206
  Foreign governments....................    2,316        67      --     2,383
  Corporate..............................  620,916    41,564   3,308   659,172
  Mortgage-backed securities.............   57,348     3,282      --    60,630
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $692,685  $ 45,014 $ 3,308  $734,391
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................    9,424       216     241     9,399
                                          --------  -------- -------  --------
    Total Equity Securities.............. $  9,424  $    216 $   241  $  9,399
                                          ========  ======== =======  ========

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1996
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $  5,465  $     47 $    25  $  5,487
  Foreign governments....................    1,577         1      57     1,521
  Corporate..............................  505,683    18,637   7,093   517,227
  Mortgage-backed securities.............       49         1      --        50
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $512,774  $ 18,686 $ 7,175  $524,285
                                          ========  ======== =======  ========

HELD TO MATURITY SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1996
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $  7,299  $     51 $     6  $  7,344
  States and political subdivisions......      480        38      --       518
  Corporate..............................   21,887       860      99    22,648
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $ 29,666  $    949 $   105  $ 30,510
                                          ========  ======== =======  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Included in net unrealized investment gains (losses) are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized investment gains (losses) consists of the following:

                                                                       1997 1996
                                                                       ---- ----
   Net unrealized gains on investments................................ $281 $ 8
   Unrealized gains (losses) on the maturity of forward contracts.....   14  14
                                                                       ---- ---
                                                                       $295 $22
                                                                       ==== ===

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1997 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................. $  5,729   $  5,723
   Due after one year through five years...................   61,395     62,503
   Due after five years through ten years..................  155,795    157,820
   Due after ten years.....................................  412,418    447,715
                                                            --------   --------
     Subtotal..............................................  635,337    673,761
   Mortgage-backed securities..............................   57,348     60,630
                                                            --------   --------
     Total................................................. $692,685   $734,391
                                                            ========   ========

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1997 the trust held $516,491 of bonds and short-term investments, and at December 31, 1996, the trust held $787 of cash and $468,847 of bonds and short-term investments.

ASSETS ON DEPOSIT

As of December 31, 1997 and 1996, the Company had assets on deposit with regulatory agencies of $7,020 and $5,884, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


3. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The sources of net investment income are as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
   Fixed maturities................................. $50,348  $44,630  $39,264
   Equity securities................................   4,915       --       --
   Mortgage loans on real estate....................      --      110      234
   Real estate......................................     815       55       --
   Policy loans.....................................   5,081    3,734    2,831
   Cash, cash equivalents and short-term
    investments.....................................   4,160    3,656    1,174
   Other investment income..........................     591       38       --
                                                     -------  -------  -------
   Gross investment income..........................  65,910   52,223   43,503
   Investment expenses..............................  (4,851)  (2,595)  (1,688)
                                                     -------  -------  -------
   Net Investment income............................ $61,059  $49,628  $41,815
                                                     =======  =======  =======

Investment gains (losses) are summarized as follows:

                                                        1997    1996    1995
                                                       ------  ------- -------
   Fixed maturities................................... $ (774) $15,467 $21,981
   Other..............................................  1,032      512      (1)
                                                       ------  ------- -------
     Subtotal.........................................    258   15,979  21,980
   Investment gains (losses) related to accelerated
    amortization of deferred
    policy acquisition costs..........................   (632)   7,157  11,466
                                                       ------  ------- -------
   Investment gains (losses), net..................... $  890  $ 8,822 $10,514
                                                       ======  ======= =======

Proceeds from the sales of bonds classified as available for sale during 1997, 1996 and 1995 were $143,107, $275,008 and $518,417 respectively. During 1997,
1996 and 1995, respectively, gross gains of $1,846, $19,109 and $22,558, and gross losses of $1,489, $3,878, and $577 were realized on those sales.

Proceeds from the call of direct issue fixed maturities classified as held to maturity during 1997, 1996 and 1995 were $0, $5,291 and $0, respectively. During 1997, 1996 and 1995, respectively, gross gains of $0, $236 and $0, and gross losses of $0, $0 and $0 were realized due to prepayment premiums received. In 1997 the Company transferred all fixed maturities classified as held to maturity to available for sale.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity and the changes for the corresponding years are summarized as follows:

                                                   1997      1996      1995
                                                 --------  --------  --------
   Year ended December 31
   Balance, beginning of year................... $  3,727  $ 26,356  $   (670)
     Change in unrealized investment gains
      (losses)..................................   30,207   (46,850)   58,947
     Change in unrealized investment gains
      (losses) attributable to:
       Deferred policy acquisition cost
        allowances..............................   (9,446)   12,211   (17,884)
       Deferred income tax (expense) benefit....   (7,141)   12,010   (14,037)
                                                 --------  --------  --------
   Balance, end of year......................... $ 17,347  $  3,727  $ 26,356
                                                 ========  ========  ========
   December 31
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
       Fixed maturities......................... $ 41,706  $ 11,525  $ 58,369
       Other....................................       22        (4)        2
                                                 --------  --------  --------
                                                   41,728    11,521    58,371
   Amounts of unrealized investment gains
    (losses) attributable to:
     Deferred policy acquisition cost
      allowances................................  (15,202)   (5,756)  (17,967)
     Deferred income tax (expense) benefit......   (9,179)   (2,038)  (14,048)
                                                 --------  --------  --------
   Balance, end of year......................... $ 17,347  $  3,727  $ 26,356
                                                 ========  ========  ========

Net unrealized investment gains at December 31, 1997, before deferred Federal income tax, reflects gross unrealized gains of $45,014 and gross unrealized losses of $3,308.

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

In the normal course of business, the Company assumes and cedes reinsurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance.

The effect of reinsurance on premiums earned is as follows:

                                                     1997      1996      1995
                                                   --------  --------  --------
   Direct premiums................................ $ 30,975  $  2,682  $  2,794
   Reinsurance assumed............................   62,315    67,483    69,330
   Reinsurance ceded..............................  (29,674)  (32,755)  (33,558)
                                                   --------  --------  --------
   Net premiums earned............................ $ 63,616  $ 37,410  $ 38,566
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $55,445, $23,962 and $22,577 for the years ended December 31, 1997, 1996 and 1995, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoveries of $1,489 and $200 at December 31, 1997 and 1996, respectively.

A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

5. INCOME TAXES

Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code").

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., files a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and nonlife insurance direct subsidiaries. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

A summary of income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                                       CURRENT DEFERRED   TOTAL
                                                       ------- --------  -------
   1997
   Federal............................................ $8,473  $(3,772)  $ 4,701
   State and Local....................................    316      (29)      287
                                                       ------  -------   -------
     Total............................................ $8,789  $(3,801)  $ 4,988
                                                       ======  =======   =======
   1996
   Federal............................................ $5,333  $(1,531)  $ 3,802
   State and Local....................................     --     (751)     (751)
                                                       ------  -------   -------
     Total............................................ $5,333  $(2,282)  $ 3,051
                                                       ======  =======   =======
   1995
   Federal............................................ $5,504  $ 6,355   $11,859
   State and Local....................................     --      444       444
                                                       ------  -------   -------
       Total.......................................... $5,504  $ 6,799   $12,303
                                                       ======  =======   =======

Reconciliations of the differences between income taxes of operations computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
   Income before taxes.............................. $26,957  $12,752  $33,069
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................   9,435    4,463   11,574
   Tax effect of:
     Change in valuation allowance..................      --  (13,948)    (413)
     NOL benefit write-off..........................      --   13,012       --
     State and local income taxes...................  (1,013)    (488)     289
     Other, net.....................................  (3,434)      12      853
                                                     -------  -------  -------
   Income Tax Expense............................... $ 4,988  $ 3,051  $12,303
                                                     =======  =======  =======

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The net deferred tax liabilities recorded represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred tax liabilities at December 31, 1997 and 1996 are as follows:

                                                            1997       1996
                                                          ---------  ---------
   Deferred tax assets:
     Policyholder liabilities............................ $  63,723  $  83,304
     Net operating loss carryforward.....................        --     12,548
     Other...............................................    81,988     14,690
                                                          ---------  ---------
       Total gross assets................................   145,711    110,542
                                                          ---------  ---------
   Deferred tax liabilities:
     Investments.........................................    (2,456)    (2,526)
     Deferred policy acquisition costs...................  (168,270)  (132,965)
     Net unrealized capital gains........................    (9,179)    (2,038)
     Other...............................................    (7,872)   (12,476)
                                                          ---------  ---------
       Total gross liabilities...........................  (187,777)  (150,005)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (42,066) $ (39,463)
                                                          =========  =========

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                                     1997      1996     1995
                                                   --------  --------  -------
   Policyholder liabilities....................... $(23,759) $(17,818) $(4,110)
   Net operating loss carryforward................   12,548       464       --
   Investments....................................    1,319        --       --
   Deferred policy acquisition costs..............   33,621    21,828   13,878
   Other, net.....................................  (27,530)   (6,756)  (2,969)
                                                   --------  --------  -------
     Total........................................ $ (3,801) $ (2,282) $ 6,799
                                                   ========  ========  =======

6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes. The Company's net pension cost charged to income in 1997, 1996, and 1995 was $277, $159, and $150, respectively, which represents the Company's allocation of the total net periodic pension cost of the Plans as shown below:

                                                     1997      1996      1995
                                                   --------  --------  --------
   Service cost................................... $  5,310  $  5,761  $  4,797
   Interest cost on projected benefit obligation..   13,958    12,489    11,012
   Actual return on assets........................  (22,250)  (15,468)  (21,221)
   Net amortization and deferrals.................   11,092     6,009    13,059
                                                   --------  --------  --------
     Net periodic pension cost.................... $  8,110  $  8,791  $  7,647
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.5 percent.

The following information for the Plans includes amounts relating to NEMLICO.

                                                              1997      1996
                                                            --------  --------
   Actuarial present value of accumulated plan benefits.... $143,681  $133,000
                                                            ========  ========
   Projected benefit obligation............................  193,652   182,000
                                                            ========  ========
   Net assets available for plan benefits..................  150,820   130,992
                                                            ========  ========
   Unrecognized prior service cost.........................    2,844       224
                                                            ========  ========
   Unrecognized net (loss) from past experience difference
    from that assumed......................................  (18,936)  (37,327)
                                                            ========  ========
   Unamortized transition gains............................ $  5,832  $  4,015
                                                            ========  ========

The weighted average discount rate was 7.75%, 7.5% and 8.0% in 1997, 1996 and 1995, respectively. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit was 5.0% for 1997, 1996 and 1995. Assets of the Plans consist of bonds, stocks, real estate, and insurance contracts and have an assumed long-term rate of return of 8.75% for 1997, and 8.5% for 1996 and 1995.

OTHER POSTRETIREMENT BENEFITS

Prior to the merger, NEMLICO provided certain health care and life insurance benefits for retired employees. Substantially all employees would have become eligible for these benefits had they reached retirement age while working for NEMLICO. Subsequent to the merger, these benefits are being provided by MetLife, with respect to benefits earned prior to the merger, and the Company, with respect to benefits earned subsequent to the merger.

As claims were incurred, the Company made contributions to the plan in 1997 and 1996 which were considered immaterial. The total contributions made to the plan were $3,670 and $3,386, in 1997 and 1996, respectively. The following table sets forth the plan's fiscal year end funded status:

                                                                 1997    1996
                                                                ------- -------
   Accumulated postretirement benefit obligation:
     Retirees.................................................. $33,823 $28,566
     Fully eligible active plan participants...................   4,487   5,482
     All other actives.........................................  11,114  11,098
                                                                ------- -------
   Total.......................................................  49,424  45,146
     plus: unrecognized net gain...............................  15,726  19,997
                                                                ------- -------
   Accrued postretirement benefit liability.................... $65,150 $65,143
                                                                ======= =======

                                                           1997    1996    1995
                                                          ------  ------  ------
   The components of net postretirement benefit cost
    were:
     Service cost........................................ $  880  $  876  $  876
     Interest cost.......................................  3,690   3,183   3,768
     Amortization of gain................................   (849) (1,155) (1,043)
                                                          ------  ------  ------
   Net periodic postretirement benefit cost.............. $3,721  $2,904  $3,601
                                                          ======  ======  ======

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Net periodic postretirement benefit costs for the years ended December 31, 1997, 1996 and 1995, includes the cost of benefits earned by active employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The discount rate used to determine the net periodic postretirement benefit cost was 7.75%, 7.25% and 8.5% for 1997, 1996 and 1995, respectively.

The discount rate used to determine the accumulated postretirement benefit obligation was 7.75% and 7.50% as of December 31, 1997 and 1996, respectively. The health care cost trend rate was 7.8% graded to 5.0% over 8 years for 1997, and 8.2% graded to 5.0% over 8 years for 1996. The health care cost trend rate assumption has a minimal impact on the amounts reported, since the Company has capped its contributions at 200% of 1993 levels.

7. LEASES

LEASE EXPENSE

The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under non-cancelable leases for 1998 and the succeeding four years are $13,323, $13,057, $11,765, $10,739 and $10,468, respectively, and $95,762 thereafter.
Minimum future sub-lease rental income on these non-cancelable leases for 1998 and the succeeding four years is $3,553, $3,620, $3,600, $3,578 and $3,578, respectively, and $15,257 thereafter.

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest at a variable rate, equal to the greater of the bank's base rate or money market rates plus 0.6% per annum payable monthly, 5.8% at December 31, 1997 and 5.7% at December 31, 1996. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years. The carrying value of the loan approximates its fair value of $21,965, repayments made during 1997 were $3,181.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the "Notes"), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $64,016, repayments made during 1997 were $0.

9. CONTINGENCIES

The Company has no contingent liabilities which might materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings which are beyond the ordinary course of business which could have a material financial effect.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                                   1997       1996      1995
                                                 ---------  --------  --------
   Compensation costs........................... $  58,754  $ 36,172  $ 23,630
   Commissions..................................    77,351    51,617    37,476
   Debt expense.................................     6,750     6,261     5,659
   Amortization of policy acquisition costs.....    17,723    22,233    21,199
   Capitalization of policy acquisition costs...  (157,670)  (98,016)  (65,850)
   Rent expense, net of sub-lease income of
    $719, $119 and $0...........................     4,473     3,060     1,609
   Other........................................   136,961   122,559    75,701
                                                 ---------  --------  --------
     Total...................................... $ 144,342  $143,886  $ 99,424
                                                 =========  ========  ========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1997 and 1996 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1997:
   ASSETS
   Fixed Maturities......................................... $734,391  $734,391
   Equity Securities........................................    9,399     9,399
   Policy loans.............................................  104,783   104,783
   Short-term investments...................................   27,944    27,944
   Cash and cash equivalents................................   74,148    74,148
   LIABILITIES
   Policyholder account balances............................    9,271     8,508
   Other policyholder funds.................................    4,324     4,324
   Short and long-term debt.................................   85,981    85,981
   DECEMBER 31, 1996:
   ASSETS
   Fixed Maturities......................................... $553,951  $554,795
   Policy loans.............................................   76,263    76,263
   Short-term investments...................................  156,560   156,560
   Cash and cash equivalents................................   49,147    49,147
   LIABILITIES
   Policyholder account balances............................    3,368     3,168
   Other policyholder funds.................................    2,868     2,868
   Short and long-term debt.................................   84,057    84,057

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


For bonds that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded bonds represented approximately 91% of the carrying value and estimated fair value of the total bonds as of December 31, 1997 and 96% of the carrying value and estimated fair value of the total bonds as of December 31, 1996. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

The estimated fair value of short and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

12. STATUTORY FINANCIAL INFORMATION

The following reconciles statutory net income and statutory surplus and reflects the corporate reorganization described in Note 1 determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1997       1996       1995
                                               ---------  ---------  ---------
   Statutory net income (loss)................ $ (37,358) $ (46,021) $     375
   Adjustments to GAAP for life insurance
    companies:
     Future policy benefits and policyholders
      account balances........................  (718,229)   (41,174)    (9,616)
     Deferred policy acquisition costs........   139,947     68,626     45,823
     Deferred Federal Income taxes............     4,009      2,283     (6,799)
     Statutory interest maintenance reserve...       342        231         --
     Other, net...............................   633,258     25,756     (9,017)
                                               ---------  ---------  ---------
   Net GAAP Earnings.......................... $  21,969  $   9,701  $  20,766
                                               =========  =========  =========
                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1997       1996       1995
                                               ---------  ---------  ---------
   Statutory surplus.......................... $ 307,290  $ 355,853  $ 203,374
   Adjustments to GAAP for life insurance
    companies:
     Future policy benefits and policyholders
      account balances........................  (279,510)  (195,273)  (154,099)
     Deferred policy acquisition costs........   565,769    434,637    353,809
     Deferred Federal Income taxes............   (43,318)   (40,185)   (55,201)
     Valuation of investments.................    56,873     11,503     58,063
     Statutory interest maintenance reserve...       571        306         74
     Statutory investment valuation reserves..     8,388      3,335        373
     Surplus notes............................   (64,016)   (58,911)   (54,210)
     Receivables from reinsurance
      transactions............................    27,519     26,030         --
     Other, net...............................    53,976     13,127      2,320
                                               ---------  ---------  ---------
   GAAP Equity................................ $ 633,542  $ 550,422  $ 354,503
                                               =========  =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under a service agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger, the Company has entered into a Service Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger of NEMLICO and MetLife and those policies and contracts defined in the Service Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $186,757 including accruals for administrative services on NEMLICO administered contracts for 1997. The Company charged MetLife $88,043 including accruals for administrative services on NEMLICO administered contracts for the period of September 1, 1996 through December 31, 1996. Prior to the merger, the Company paid $62,643 to NEMLICO for administrative services on variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In 1995, the Company paid $50,875 to NEMLICO for administrative services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

In 1997, MetLife made a capital contribution to the Company of $50,000 in cash. In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,558. MetLife also made non-cash capital contributions of home-office properties of $10,301, socially-responsible investments with a book value of $11,916, furniture, equipment and leasehold improvements of $27,816, and a cash contribution of $128,412. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000.

In 1995, NEMLICO made a non-cash capital contribution to NELICO of publicly-traded debt securities and private-placement obligations with an estimated fair value of $54,028. NELICO received cash contributions from NEMLICO of $8,215 in 1995.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building which it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $2,340 and $780 in 1997 and 1996, respectively.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,217 which included principal of $2,204, and interest of $13.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3.9 billion and $33 million under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $64,016 at December 31, 1997 and $58,911 at December 31, 1996.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SUBSEQUENT EVENTS

In February 1998, the Company signed a definitive agreement to acquire all of the outstanding common stock of Nathan Lewis Holding Corp. (Nathan Lewis) a broker-dealer based in New York City. Under the terms of the agreement, the Company will pay approximately $28 million in cash at the close and $2 million per year over the next three years subject to certain financial conditions. Nathan Lewis had approximately $22 million in assets and earned $2.1 million on revenues of $78.4 million for the twelve month fiscal period ended September 30, 1997. The acquisition, which is expected to close in the second quarter of 1998, will be accounted for as a purchase under generally accepted accounting principles.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the statutory statements of operations, surplus, and cash flows of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, surplus, and cash flows are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statements of operations, surplus, and cash flows. We believe that our audit of the statements of operations, surplus, and cash flows provides a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared the statements of operations, surplus, and cash flows using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 statements of operations, surplus, and cash flows, prepared using SAP, presented fairly, in all material respects the results of operations and cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the aforementioned financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 statements of operations, surplus, and cash flows is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the results of operations or cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 8, 1996, except for the information in the second paragraph under "Basis of Presentation and Principles of Consolidation" of Note 1, for which the date is February 18, 1997

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT ON INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholder of New England Pension and Annuity Company:

We have audited the statutory statements of operations and surplus, and cash flows of New England Pension and Annuity Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and surplus, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statements of operations and surplus, and cash flows. We believe that our audit of the statements of operations and surplus, and cash flows provides a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared the statements of operations and surplus, and cash flows using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 statements of operations and surplus, and cash flows, prepared using SAP, presented fairly, in all material respects the results of operations and cash flows of New England Pension and Annuity Company for the year ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the aforementioned financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 statements of operations and surplus, and cash flows is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the results of operations or cash flows of New England Pension and Annuity Company for the year ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of New England Pension and Annuity Company for the year ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 8, 1996, except for the information in the second paragraph under "Basis of Presentation and Principles of Consolidation" of Note 1, for which the date is February 18, 1997

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

April 23, 1996

To The Board of Directors and Shareholder of
Exeter Reassurance Company, Ltd.

We have audited the statutory statements of operations and surplus, and cash flows of Exeter Reassurance Company, Ltd. (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and surplus, and cash flows are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations and surplus, and cash flows. We believe that our audit of the statements of operations and surplus, and cash flows provides a reasonable basis for our opinion.

The statutory statements of operations and surplus, and cash flows have been prepared in conformity with The Insurance Act 1978, amendments thereto and related regulations and are not intended to be presented in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above (and not included herein) do not present fairly in conformity with U.S. GAAP, the results of operations or cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995. In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995 in conformity with the Insurance Act 1978, amendments thereto and related regulations.

COOPERS & LYBRAND
CHARTERED ACCOUNTANTS

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholder of New England Securities Corporation:

We have audited the consolidated statements of operations, shareholder's equity, and cash flows of New England Securities Corporation for the year ended December 31, 1995. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, shareholder's equity, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations, shareholder's equity, and cash flows. We believe that our audit of the statements of operations, shareholder's equity, and cash flows provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the consolidated results of operations and cash flows of New England Securities Corporation for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 9, 1996

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholder and Board of Directors of TNE Advisers, Inc.:

We have audited the statements of operations, changes in shareholder's equity, and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, changes in shareholder's equity, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations, changes in shareholder's equity, and cash flows. We believe that our audit of the statements of operations, changes in shareholder's equity, and cash flows provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 29, 1996

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

March 14, 1996

To The Shareholders of
Newbury Insurance Company, Limited

We have audited the statements of earnings and retained earnings, and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of earnings and retained earnings, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of earnings and retained earnings, and cash flows. We believe that our audit of the statements of earnings and retained earnings, and cash flows provides a reasonable basis for our opinion.

The provision for losses incurred but not reported is calculated in the manner described in note 3(b). We have not reviewed the underlying information used in the calculation of the provision and therefore we have been unable to determine whether the provision for the year ended December 31, 1995 is adequate, deficient or excessive.

In our opinion, except for the effects of such adjustments, if any, that might have been determined to be necessary had we been able to assess fully the matter described in the preceding paragraph, the financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.

COOPERS & LYBRAND
CHARTERED ACCOUNTANTS

                                    Part II

                             RULE 484 UNDERTAKING

         Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

         New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

         The prospectus consisting of 140 pages.

         The undertaking to file reports. #

         The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

         The signatures.

         Written consents of the following persons:

                  H. James Wilson, Esq. (see Exhibit 3(i) below)
                  Rodney J. Chandler, F.S.A., M.A.A.A.
                       (see Exhibit 3(ii) below)
                  Sutherland, Asbill & Brennan LLP (see Exhibit 6 below) Independent Auditors (see Exhibit 11 below)

         The following exhibits:

         1.A.     (1)         January 31, 1983 resolution of the Board of
                               Directors of NEVLICO ***
                  (2)         None
                  (3)  (a)    Distribution Agreement between NEVLICO and
                               NELESCO ****
                    (b)(i)    Form of Contract between NELICO and its
                               General Agents ***
                       (ii)   Form of contract between NEVLICO and its
                                Agents ****
                       (c)    Commission Schedule for Policies
                       (d)    Form of contract among NES, NELICO and other
                               broker dealers *
                  (4)         None
                  (5)  (a)    Specimen of Policy
                       (b)    Riders and Endorsements
                  (6)  (a)    Amended and restated Articles of
                              Incorporation ##
                       (b)    Amended and restated By-Laws of NELICO *
                  (7)         None
                  (8)         None

                  (9)         None
                  (10)        Specimen of Applications for Policy
           2.                 See Exhibit 3(i)
           3.(i)              Opinion and Consent of H. James Wilson,
                               Esquire #
             (ii)             Opinion and Consent of Rodney J. Chandler,
                               F.S.A., M.A.A.A.
           4.                 None
           5.                 Inapplicable
           6.                 Consent of Sutherland, Asbill & Brennan LLP
           7.                 Powers of Attorney##
                  (ii)        Power of Attorney of James M. Benson *
                  (iii)       Power of Attorney of Richard Robinson **
           8.                 Notice of Withdrawal Right for Policies #
           9.                 Inapplicable
          10.                 Inapplicable
          11.                 Consent of Independent Auditors
          12.                 Schedule for computation of performance
                               quotations ****
          13.                 Consolidated memorandum describing certain
                               procedures, filed pursuant to Rule
                               6e-2(b)(12)(ii) and
                               Rule 6e-3(T)(b)(12)(iii) ****
          14.     (i)         Participation Agreement among
                               Variable Insurance Products Fund, Fidelity
                               Distributors Corporation and New England
                               Variable Life Insurance Company ****
                  (ii)        Amendment No. 1 to Participation Agreement
                               among Variable Insurance Products Fund,
                               Fidelity Distributors Corporation and New England Variable Life Insurance Company#
                  (iii)       Participation Agreement among Variable
                               Insurance Products Fund II, Fidelity
                               Distributors Corporation and New England
                               Variable Life Insurance Company#
          15.                 Representations, Description, and Undertaking
                               Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)#

 # Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

## Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

* Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

** Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed February 17, 1998.

*** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

**** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.


(vul)

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 24th day of April, 1998.

                                            New England Variable Life Separate
                                             Account
                                                (Registrant)

                                            By:  New England Life Insurance
                                                 Company
                                                      (Depositor)


                                            By:  H. James Wilson
                                                 Executive Vice President and
                                                 General Counsel

Attest:

  Marie C. Swift

         Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 24th day of April, 1998.


                                             New England Life Insurance Company
(Seal)

Attest: Marie C. Swift                       By:  H. James Wilson
                                                 Executive Vice President and
                                                 General Counsel


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 24, 1998.

       *
----------------------                          President and Chief
James M. Benson                                  Executive Officer

       *
----------------------                                Director
Susan C. Crampton

       *
----------------------                                Director
Edward A. Fox

       *
----------------------                                Director
George J. Goodman

       *
----------------------                                Director
Evelyn E. Handler

       *
----------------------                                Director
Philip K. Howard

       *
----------------------                                Director
Harry P. Kamen

       *
-----------------------                               Director
Terence Lennon

       *
----------------------                                Director
Bernard A. Leventhal

       *
----------------------                                Director
Thomas J. May

       *
----------------------                                Director
Stewart G. Nagler

       *
----------------------                       Second Vice President and
Richard A. Robinson                           Chief Accounting Officer

       *
----------------------                      Executive Vice President and
Robert E. Schneider                           Chief Financial Officer

       *
----------------------                                Director
Rand N. Stowell

       *
-----------------------                               Director
Alexander B. Trowbridge


                                       By: Anne M. Goggin, Esq.
                                              Attorney-in-fact



* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997, Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on July 16, 1997, and the Variable Account's Form S-6 Registration Statement, File No. 333-46401, on February 17, 1998.

                                 EXHIBIT LIST


                                                          Sequentially
Exhibit Number                    Title                   Numbered Page*
--------------                    -----                   --------------


  1.A.5(a)    Specimen of Policy

  1.A.5(b)    Riders and Endorsements

  1.A.3(c)    Commission Schedule

  1.A.10      Specimen of Applications for Policy

  3.  (ii)    Opinion and Consent of Rodney J.
              Chandler, F.S.A., M.A.A.A.

  6.          Consent of Sutherland, Asbill &
              Brennan LLP

  11.         Consent of the Independent Auditors



--------
*  Page numbers inserted on manually-signed copy only.